Janus | Aspen Series

2000 ANNUAL REPORT

     Janus Aspen Growth Portfolio

     Janus Aspen Aggressive Growth Portfolio

     Janus Aspen Capital Appreciation Portfolio

     Janus Aspen Balanced Portfolio

     Janus Aspen Equity Income Portfolio

     Janus Aspen Growth and Income Portfolio

     Janus Aspen Strategic Value Portfolio

     Janus Aspen International Growth Portfolio

     Janus Aspen Worldwide Growth Portfolio

     Janus Aspen Global Life Sciences Portfolio

     Janus Aspen Global Technology Portfolio

     Janus Aspen Flexible Income Portfolio

     Janus Aspen High-Yield Portfolio

     Janus Aspen Money Market Portfolio

[LOGO] JANUS

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Table | of Contents

     JANUS ASPEN SERIES

     Portfolio Managers' Commentaries and Schedules of Investments

         Growth Portfolio ........................................     1

         Aggressive Growth Portfolio .............................     5

         Capital Appreciation Portfolio ..........................     8

         Balanced Portfolio ......................................    11

         Equity Income Portfolio .................................    16

         Growth and Income Portfolio .............................    20

         Strategic Value Portfolio ...............................    24

         International Growth Portfolio ..........................    27

         Worldwide Growth Portfolio ..............................    31

         Global Life Sciences Portfolio ..........................    36

         Global Technology Portfolio .............................    39

         Flexible Income Portfolio ...............................    44

         High-Yield Portfolio ....................................    48

         Money Market Portfolio ..................................    52

     Statements of Assets & Liabilities ..........................    54

     Statements of Operations ....................................    56

     Statements of Changes in Net Assets .........................    58

     Financial Highlights ........................................    62

     Notes to Schedules of Investments ...........................    73

     Notes to Financial Statements ...............................    74

     Explanations of Charts, Tables
          and Financial Statements ...............................    80

     Report of Independent Accountants ...........................    83

     Long-Term Capital Gain Designation ..........................    84

     Results of Shareholder Vote .................................    85

                                                                    [LOGO] JANUS

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                                                  Janus | Aspen Growth Portfolio

[PHOTO]
Blaine Rollins
portfolio manager

For the 12 months ended December 31, 2000, Janus Aspen Growth Portfolio returned a loss of 14.55% for its Institutional Shares and a loss of 14.75% for its Service Shares. By comparison, the Portfolio's benchmark, the S&P 500 Index, posted a 9.10% loss.(1)

Many growth stocks soared with the market during the first few months of 2000, and many fell during the market's slump in the final few months. Inflation fears, interest rate concerns and energy rate hikes contributed to a very volatile market, which sagged under signs of a slowing economy. Whenever the potential for a recession is raised, it's unhealthy for stock multiples, especially those assigned to higher-growth stocks. Given that we place a large portion of our investments in high-quality, rapidly growing franchise companies, our performance suffers when the risk of slow growth materializes and Wall Street reacts by paying lower multiples for these great companies.

Among our disappointments this year was multimedia conglomerate Time Warner. Its lackluster performance can be traced to a number of factors, including the lengthy approval process for its tie-up with America Online. Also, as the economy slowed, clouds appeared in the form of depressed advertising expectations for Time Warner broadcast networks and AOL. However, now that the merger has closed, I anticipate seeing a steady stream of positive news as sales and marketing synergies are introduced. In addition, Time Warner has a history of using its free cash flow to buy back stock, and I wouldn't be surprised to see that practice continue.

Cisco Systems also contributed to our losses. The networking equipment manufacturer remains one of the best-run companies with some of the most brilliant engineers in the world, but in 2000 it got caught in the downdraft created by a slumping telecommunications industry. Ultimately, the survivors in the telecommunications space will need to upgrade their voice and data networks to remain competitive, and they'll need to use the best technology. Unlike many of its upstart competitors, Cisco, which has been expanding its optical product portfolio through acquisitions, will still be in business when that massive need arises.

As market conditions tapered growth expectations, defensive companies surfaced, and we were rewarded for our holdings in Colgate-Palmolive and Procter & Gamble. Obviously, in the face of economic uncertainties, you can't get any more defensive than toothpaste and diapers, but our analysis goes much deeper. For example, we've liked Colgate-Palmolive since mid-1999 because of its great management team and its ability to record better-than-average volume growth and continual margin improvement.

Within the same consumer  products sector,  Proctor & Gamble caught our eye when
A. G. Lafley replaced Durk Jager as CEO in June. The new management has refocused the company on improving profitability levels, and we like what they're doing, as well as the positive impact on the company's stock.

Another solid performer was Enron Corp., the energy wholesaler that benefited from a surge in energy costs and transactions. In fact, when it endured the market downturn in the fourth quarter, we took some profits in order to redeploy the gains into out-of-favor companies with attractive prospects. We maintained a significant position, however, as we think Enron's story gets better with its move into the broadband market.

Our long-term commitment to Bank of New York also paid off during 2000. Led by an excellent management team, the company executed very nicely in its security processing business and completely bounced back from its struggles with allegations surrounding a Russian money-laundering scandal.

At the core of our investment philosophy is the drive to build a portfolio of companies that will still be standing in one, five and 10 years. To that end, we continue to seek out industry leaders and really dig into their inner workings. If we like what we find, we keep probing to ensure we've found a top-notch investment opportunity that will endure the ups and downs of the business cycle.

As we look ahead, I think much of the anticipated economic pain has been priced into equities, although that won't make an extended slowdown any easier. Bolstering my confidence is our intimate knowledge of our companies and the fact that many of them are the highest-quality franchises you can own in a market, and it's the strongest that will survive in tough economic times.

As always, thank you for your confidence and investment in Janus Aspen Growth Portfolio.

Portfolio Asset Mix (% of Assets)    December 31, 2000        December 31, 1999
--------------------------------------------------------------------------------
Equities                                     93.6%                    89.4%
  Foreign                                     8.2%                     9.5%
  Europe                                      4.8%                     6.0%
Top 10 Equities                              37.9%                    33.0%
Number of Stocks                                88                       75
Cash, Cash Equivalents
  & Fixed-Income Securities                   6.4%                    10.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

                                       Janus Aspen Series / December 31, 2000  1
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Average Annual Total Return(1)
For the Periods Ended December 31, 2000
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                   (14.55)%
  5 Year                                                     19.40%
  From Inception                                             18.06%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                    (9.10)%
  5 Year                                                     18.33%
  From Inception Date of Institutional Shares                17.74%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                   (14.75)%
  5 Year                                                     19.06%
  From Portfolio Inception                                   17.69%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

This Portfolio has been significantly impacted by investing in initial public offerings (IPOs) during a period favorable for these stocks.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 2000
One Year, (14.55)%
Five Year, 19.40%
Since 9/13/93,* 18.06%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Growth Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2000. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth Portfolio - Institutional Shares ($33,606) as compared to the S&P 500 Index ($32,945).

Janus Aspen Growth Portfolio
- Institutional Shares - $33,606

S&P 500 Index - $32,945

*The Portfolio's inception date.
Source - Lipper, Inc. 2000.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stocks - 93.6%
Aerospace and Defense - 5.0%
   2,380,100    Boeing Co. ...................................    $  157,086,600
     718,030    Lockheed Martin Corp. ........................        24,377,118

                                                                     181,463,718

Airlines - 0.1%
      68,795    Ryanair Holdings PLC (ADR)*,** ...............         3,831,022

Broadcast Services and Programming - 2.7%
   2,295,284    AT&T Corp./Liberty Media Group - Class A* ....        31,129,789
   1,371,283    Clear Channel Communications, Inc.* ..........        66,421,520

                                                                      97,551,309

Business To Business/E-Commerce - 0.6%
     384,912    i2 Technologies, Inc.* .......................        20,929,590

Cable Television - 4.8%
   4,178,562    Comcast Corp. - Special Class A* .............       174,454,964

Casino Hotels - 0.5%
   1,498,362    Park Place Entertainment Corp.* ..............        17,886,696

Cellular Telecommunications - 1.0%
       2,056    NTT DoCoMo, Inc.** ...........................        35,466,892

Commercial Banks - 0.4%
     193,670    M&T Bank Corp. ...............................        13,169,560

Commercial Services - Financial - 0.7%
     518,797    Paychex, Inc. ................................        25,226,504

Computer Graphics - 0.2%
     188,870    NVIDIA Corp.* ................................    $    6,188,444

Computers - 0.8%
   1,088,673    Sun Microsystems, Inc.* ......................        30,346,760

Computers - Memory Devices - 3.1%
   1,591,220    EMC Corp.* ...................................       105,816,130
      80,040    VERITAS Software Corp.* ......................         7,003,500

                                                                     112,819,630

Cosmetics and Toiletries - 4.7%
   1,500,903    Colgate-Palmolive Co. ........................        96,883,289
      50,530    Estee Lauder Companies, Inc. - Class A .......         2,213,846
     557,255    Gillette Co. .................................        20,130,837
     659,488    Procter & Gamble Co. .........................        51,728,590

                                                                     170,956,562

Data Processing and Management - 0.7%
     413,275    Automatic Data Processing, Inc. ..............        26,165,473

Diversified Operations - 3.8%
   2,307,183    General Electric Co. .........................       110,600,585
     116,490    Minnesota Mining and Manufacturing Co. .......        14,037,045
     272,765    Tyco International, Ltd. .....................        15,138,457

                                                                     139,776,087

E-Commerce/Services - 0.2%
     264,867    eBay, Inc.* ..................................         8,740,611

Electric - Generation - 0.3%
     240,680    AES Corp.* ...................................        13,327,655

See Notes to Schedules of Investments.

2  Janus Aspen Series / December 31, 2000

                                                  Janus | Aspen Growth Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - 0.6%
   1,197,000    NEC Corp.** ..................................    $   21,906,562

Electronic Components - Semiconductors - 3.7%
     291,533    Applied Micro Circuits Corp.* ................        21,878,641
     180,872    PMC-Sierra, Inc.* ............................        14,221,061
   2,113,981    Texas Instruments, Inc. ......................       100,149,850

                                                                     136,249,552

Enterprise Software and Services - 0.6%
     316,502    BEA Systems, Inc.* ...........................        21,304,541

Finance - Credit Card - 1.3%
     836,009    American Express Co. .........................        45,928,244

Finance - Investment Bankers/Brokers - 3.9%
     334,665    Goldman Sachs Group, Inc. ....................        35,788,238
   1,547,579    Merrill Lynch & Company, Inc. ................       105,525,543

                                                                     141,313,781

Food - Retail - 0.7%
     899,510    Kroger Co.* ..................................        24,342,989

Hotels and Motels - 0.5%
     546,340    Starwood Hotels & Resorts Worldwide, Inc. ....        19,258,485

Identification Systems and Devices - 0.7%
     762,148    Symbol Technologies, Inc. ....................        27,437,328

Instruments - Scientific - 1.0%
   1,071,413    Dionex Corp.* ................................        36,963,749

Insurance Brokers - 0.1%
      81,660    Aon Corp. ....................................         2,796,855

Internet Brokers - 2.6%
   3,294,226    Charles Schwab Corp. .........................        93,473,663

Internet Infrastructure Software - 0.5%
     159,891    Inktomi Corp.* ...............................         2,858,052
     298,221    TIBCO Software, Inc.* ........................        14,295,969

                                                                      17,154,021

Internet Security - 1.1%
     520,223    VeriSign, Inc. ...............................        38,594,044

Life and Health Insurance - 0.7%
     509,325    StanCorp Financial Group, Inc. ...............        24,320,269

Medical - Biomedical and Genetic - 0.8%
     375,121    Genentech, Inc.* .............................        30,572,362

Medical - Drugs - 0.6%
     226,050    Eli Lilly and Co. ............................        21,036,778

Medical Products - 0.5%
     479,110    Becton, Dickinson and Co. ....................        16,589,184

Money Center Banks - 2.7%
   1,794,886    Bank of New York Company, Inc. ...............        99,055,271

Multimedia - 9.5%
   4,262,099    Time Warner, Inc. ............................       222,652,052
   2,598,055    Viacom, Inc. - Class B* ......................       121,459,071

                                                                     344,111,123

Networking Products - 2.7%
   2,607,279    Cisco Systems, Inc.* .........................        99,728,422

Oil Companies - Exploration and Production - 0.2%
     124,415    Anadarko Petroleum Corp. .....................         8,843,418

Oil Companies - Integrated - 0.3%
     398,760    Petroleo Brasileiro S.A. (ADR)* ..............        10,068,690

Pipelines - 3.6%
   1,571,181    Enron Corp. ..................................    $  130,604,421

Radio - 1.2%
      63,775    Hispanic Broadcasting Corp.* .................         1,626,262
   1,525,725    Infinity Broadcasting Corp. - Class A* .......        42,624,942

                                                                      44,251,204

Retail - Apparel and Shoe - 0.6%
     818,948    Gap, Inc. ....................................        20,883,174

Retail - Discount - 1.3%
     712,274    Costco Wholesale Corp.* ......................        28,446,443
     327,025    Wal-Mart Stores, Inc. ........................        17,373,203

                                                                      45,819,646

Semiconductor Components/Integrated Circuits - 7.3%
     305,290    Analog Devices, Inc.* ........................        15,627,032
     417,732    Integrated Device Technology, Inc.* ..........        13,837,373
   2,595,910    Linear Technology Corp. ......................       120,060,838
   2,073,601    Maxim Integrated Products, Inc.* .............        99,144,048
     270,655    Vitesse Semiconductor Corp.* .................        14,970,605

                                                                     263,639,896

Semiconductor Equipment - 0.9%
     605,975    Applied Materials, Inc.* .....................        23,140,670
     263,369    Teradyne, Inc.* ..............................         9,810,495

                                                                      32,951,165

Super-Regional Banks - 0.4%
     188,282    Northern Trust Corp. .........................        15,356,751

Telecommunication Equipment - 4.6%
   1,075,870    ADC Telecommunications, Inc.* ................        19,500,144
     282,571    Nokia Oyj** ..................................        12,601,333
   2,670,390    Nokia Oyj (ADR)** ............................       116,161,965
     371,350    Nortel Networks Corp. - New York Shares ......        11,906,409
     666,640    Telefonaktiebolaget L.M. Ericsson A.B.
                  - Class B ..................................         7,595,098

                                                                     167,764,949

Telecommunication Equipment - Fiber Optics - 1.4%
     488,895    Corning, Inc. ................................        25,819,767
     134,802    JDS Uniphase Corp.* ..........................         5,619,558
     124,800    SDL, Inc.* ...................................        18,493,800

                                                                      49,933,125

Telecommunication Services - 2.6%
   1,201,225    Cox Communications, Inc. - Class A* ..........        55,932,039
     442,191    Level 3 Communications, Inc.* ................        14,509,392
     947,761    NTL, Inc.* ...................................        22,687,029
      48,772    Winstar Communications, Inc.* ................           570,023

                                                                      93,698,483

Telephone - Integrated - 2.1%
     328,160    SBC Communications, Inc. .....................        15,669,640
   1,992,175    Telefonica S.A.*,** ..........................        32,918,151
     641,684    Telefonos de Mexico S.A. (ADR) ...............        28,955,991

                                                                      77,543,782

Television - 1.2%
   1,089,076    Univision Communications, Inc. - Class A* ....        44,584,049

Transportation - Services - 0.7%
     403,245    United Parcel Service, Inc. - Class B ........        23,715,847

Web Hosting/Design - 0.4%
     742,187    Exodus Communications, Inc.* .................        14,843,740

See Notes to Schedules of Investments.

                                       Janus Aspen Series / December 31, 2000  3

Janus | Aspen Growth Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Web Portals/Internet Service Provider - 0.3%
     356,810    America Online, Inc.* ........................    $   12,416,988

Wireless Equipment - 0.1%
      80,537    Aether Systems, Inc.* ........................         3,151,010
--------------------------------------------------------------------------------
Total Common Stocks (cost $3,282,123,301) ....................     3,400,509,038
--------------------------------------------------------------------------------
Corporate Bonds - 0%
Telecommunication Services - 0%
$  1,530,000    Winstar Communications, Inc., 12.75%
                  senior notes, due 4/15/10 ..................         1,009,800
Web Hosting/Design - 0%
                PSINet, Inc.:
     725,000      10.50%, senior notes, due 12/1/06 ..........           188,500
   5,310,000      11.00%, senior notes, due 8/1/09 ...........         1,380,600

                                                                       1,569,100
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $4,987,098) ......................         2,578,900
--------------------------------------------------------------------------------
Preferred Stocks - 0%
Telecommunication Services - 0%
                Winstar Communications, Inc.:
      21,121      Series D, convertible, 7.00% ...............           493,703
       1,913      Series F, convertible, 7.25% ...............           808,242
--------------------------------------------------------------------------------
Total Preferred Stocks (cost $4,388,041) .....................         1,301,945
--------------------------------------------------------------------------------
Repurchase Agreement - 5.2%
$187,300,000    Morgan Stanley Dean Witter & Co., 6.45%
                  dated 12/29/00, maturing 1/2/01,
                  to be repurchased at $187,434,232
                  collateralized by $1,168,912,763 in
                  U.S. Government Agencies,
                  0%-417.28%, 10/25/02-11/1/30;
                  with a value of $191,162,834
                  (cost $187,300,000) ........................       187,300,000
--------------------------------------------------------------------------------
U.S Government Agencies - 1.4%
                Fannie Mae
  25,000,000      6.18%, 3/15/01 .............................        24,683,208

                Federal Home Loan Bank System
  25,000,000      6.35%, 2/9/01 ..............................        24,828,021
--------------------------------------------------------------------------------
Total U.S Government Agencies (cost $49,514,729) .............        49,511,229
--------------------------------------------------------------------------------
Total Investments (total cost $3,528,313,169) - 100.2% .......     3,641,201,112
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2%)      (6,737,696)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $3,634,463,416
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2000

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                    0.4%                   $   15,138,457
Brazil                                     0.3%                       10,068,690
Canada                                     0.3%                       11,906,409
Finland                                    3.5%                      128,763,298
Ireland                                    0.1%                        3,831,022
Japan                                      1.6%                       57,373,454
Mexico                                     0.8%                       28,955,991
Spain                                      0.9%                       32,918,151
Sweden                                     0.2%                        7,595,098
United States++                           91.9%                    3,344,650,542
--------------------------------------------------------------------------------
Total                                    100.0%                   $3,641,201,112

++Includes Short-Term Securities (85.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2000

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 3/22/01                     55,700,000       $  52,530,670     $(4,298,014)
Euro 4/27/01                     10,700,000          10,102,940        (928,653)
Euro 5/14/01                     36,500,000          34,481,550      (3,024,145)
Japanese Yen 3/22/01          1,408,080,000          12,468,178        1,285,826
Japanese Yen 4/12/01          2,600,000,000          23,096,781        2,134,547
Japanese Yen 4/27/01            429,300,000           3,822,350          270,899
Japanese Yen 5/7/01             850,000,000           7,579,676          218,149
--------------------------------------------------------------------------------
Total                                             $ 144,082,145     $(4,341,391)

See Notes to Schedules of Investments.

4  Janus Aspen Series / December 31, 2000

                                       Janus | Aspen Aggressive Growth Portfolio

[PHOTO]
Jim Goff
portfolio manager

For the 12 months ended December 31, 2000, Janus Aspen Aggressive Growth Portfolio returned a loss of 31.82% for its Institutional Shares and a loss of 31.78% for its Service Shares. By comparison, the S&P MidCap 400 Index returned 17.50%.(1)

The Portfolio's disappointing performance can be attributed in part to our failure to take money off the table early in the year when stock valuations became overextended. The rapid deterioration of the economy later in the period, triggered by the cumulative effects of six Federal Reserve interest rate increases, corporate profit warnings, a slowdown in capital spending and rising energy prices, nearly halved valuations for many of the market's highest fliers. Those hit hardest were technology, media and telecommunications stocks; therefore, our exposure to these fast-growing areas of the economy hurt our results.

Our limited exposure to utilities, financial services and energy companies also goes to the heart of our disappointing performance. While measured against the S&P 400 MidCap Index, a benchmark more heavily weighted toward these three strong-performing sectors, the Portfolio's composition is actually closer to that of the technology-oriented Nasdaq Composite Index. With that said, when the Nasdaq took a dive, so did our returns. As an illustration of the severity of the decline, consider that last March, when technology valuations were at their peak, the Nasdaq represented about 40% of total market value of shares traded in the U.S. when measured by market capitalization. Today, after enduring numerous bouts of extreme volatility, the Nasdaq accounts for approximately 20% of the market's total value - a level we believe is too low.

Although we sold our positions in Internet companies such as Web advertiser DoubleClick long before their stocks hit the bottom, the speed and severity of which many of these companies declined surprised us. The growth of Internet advertising has failed to live up to expectations and even well positioned, highly profitable firms suffered considerably. Web host Exodus Communications and security and domain name registrar VeriSign are two examples. Despite remaining fundamentally sound and continuing to produce strong earnings, both companies declined in sympathy with other Internet stocks.

We were also disappointed in the performance of our media holdings. A flood of advertising spending by Internet companies that supported radio stocks through early 2000 subsided when many dot-coms lost funding or simply went out of business. Meanwhile, a slowing economy pressured ad sales across all media. Our positions in Hispanic Broadcasting and Clear Channel Communications declined as a result. Fundamentally, however, radio is gaining market share from TV and newspapers, and consolidation should generate further rate increases for advertising. As such, we've opted to take a wait-and-see approach with these stocks.

One final area of disappointment in the Portfolio was telecommunications. Wireless service stocks, including carriers Powertel and Western Wireless, as well as tower operators American Tower and Crown Castle International, were hit particularly hard by fears of a potential slowdown in industrywide subscriber growth. However, subscriber growth at Powertel and Western Wireless remains strong. Moreover, as digital wireless penetration increases and the anticipated build-out of third-generation or wireless data services becomes reality, we expect to see continued growth in demand for the types of cell tower services offered by American Tower and Crown Castle.

Among our strongest performers during the period were Paychex and Apollo Group. As a leading U.S. payroll processor, Paychex has built a prolific niche by focusing on small businesses while rolling out new and fast-growing services such as 401(k) management and benefits administration. The company also has a long track record of consistent earnings growth. Apollo, which owns the University of Phoenix, a nontraditional institution that caters to working adults, also demonstrated strong earning power during the period and continues to impress us by expanding into new markets.

While it has been a challenging year, we've responded to market volatility by continuing to focus our efforts on some of the economy's most dynamic growth franchises while also trying to balance the Portfolio with relatively more stable performers. Our new positions in drug retailer Walgreen Co. and utility company AES stand as examples of this strategy.

Going forward, we are extremely bullish on the fundamentals of our companies. We believe we own a great list of companies that have considerable growth ahead of them, despite the recent decline in their stock prices and the slowing economy. We're cautiously optimistic about the coming year as the outlook for both the market and the economy remains clouded.

Thank you for your continued confidence and investment in Janus Aspen Aggressive Growth Portfolio.

Portfolio Asset Mix (% of Assets)     December 31, 2000        December 31, 1999
--------------------------------------------------------------------------------
Equities                                     94.1%                    97.8%
  Foreign                                     1.3%                     3.9%
Top 10 Equities                              43.2%                    31.9%
Number of Stocks                                59                       70
Cash & Cash Equivalents                       5.9%                     2.2%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

                                       Janus Aspen Series / December 31, 2000  5

Average Annual Total Return(1)
For the Periods Ended December 31, 2000
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                   (31.82)%
  5 Year                                                     20.20%
  From Inception                                             22.48%
--------------------------------------------------------------------------------
S&P MidCap 400 Index
  1 Year                                                     17.50%
  5 Year                                                     20.41%
  From Inception Date of Institutional Shares                18.00%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                   (31.78)%
  5 Year                                                     19.89%
  From Portfolio Inception                                   22.16%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Concentration may lead to greater price volatility.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 2000
One Year, (31.82)%
Five Year, 20.20%
Since 9/13/93,* 22.48%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Aggressive Growth Portfolio - Institutional Shares and the S&P MidCap 400 Index. Janus Aspen Aggressive Growth Portfolio - Institutional Shares is represented by a shaded area of green. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Aspen Aggressive Growth Portfolio - Institutional Shares ($43,933) as compared to the S&P MidCap 400 Index ($33,478).

Janus Aspen Aggressive Growth Portfolio
- Institutional Shares - $43,933

S&P MidCap 400 Index - $33,478

*The Portfolio's inception date.
Source - Lipper, Inc. 2000.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stocks - 94.1%
Advertising Sales - 1.4%
   1,357,458    Lamar Advertising Co.* .......................    $   52,389,395

Broadcast Services and Programming - 1.8%
   1,374,851    Clear Channel Communications, Inc.* ..........        66,594,345

Cellular Telecommunications - 6.8%
   3,811,401    Crown Castle International Corp.* ............       103,146,040
     690,605    Powertel, Inc.* ..............................        42,774,347
     322,754    VoiceStream Wireless Corp.* ..................        32,477,121
   1,762,719    Western Wireless Corp. - Class A* ............        69,076,551

                                                                     247,474,059

Circuit Boards - 0.3%
   1,097,879    Viasystems Group, Inc.* ......................         9,126,119

Commercial Services - Financial - 6.6%
   4,925,373    Paychex, Inc. ................................       239,496,262

Computers - Integrated Systems - 1.0%
     413,560    Brocade Communications Systems, Inc.* ........        37,969,977

Computers - Memory Devices - 0.3%
     507,695    StorageNetworks, Inc.* .......................        12,597,182

Drug Delivery Systems - 1.0%
     597,312    Andrx Group, Inc.* ...........................        34,569,432

E-Commerce/Services - 2.6%
     798,510    eBay, Inc.* ..................................    $   26,350,830
   1,249,023    TMP Worldwide, Inc.* .........................        68,696,265

                                                                      95,047,095

Electric - Generation - 5.1%
   3,331,095    AES Corp.* ...................................       184,459,386

Electronic Components - Semiconductors - 4.9%
     691,115    Applied Micro Circuits Corp.* ................        51,866,021
   2,441,584    Cree, Inc.* ..................................        86,752,531
   1,726,710    Intersil Holding Corp.* ......................        39,606,411

                                                                     178,224,963

Internet Brokers - 0.3%
   1,573,510    E*TRADE Group, Inc.* .........................        11,604,636

Internet Infrastructure Software - 0.3%
     555,899    Inktomi Corp.*,# .............................         9,936,695

Internet Security - 3.6%
   1,754,399    VeriSign, Inc.* ..............................       130,154,476

Medical - Biomedical and Genetic - 9.7%
     143,222    CuraGen Corp.* ...............................         3,911,751
   2,237,423    Human Genome Sciences, Inc.* .................       155,081,382
     432,665    Maxygen, Inc.* ...............................        10,600,292
   2,950,780    Millennium Pharmaceuticals, Inc.* ............       182,579,512

                                                                     352,172,937

See Notes to Schedules of Investments.

6  Janus Aspen Series / December 31, 2000

                                       Janus | Aspen Aggressive Growth Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Medical - Drugs - 2.7%
     283,810    Biovail Corp. - New York Shares* .............    $   11,023,180
      11,614    MedImmune, Inc.* .............................           553,843
   1,054,442    Sepracor, Inc.* ..............................        84,487,165

                                                                      96,064,188

Medical Products - 0.8%
     664,348    MiniMed, Inc.* ...............................        27,923,377

Networking Products - 0.2%
     153,185    ONI Systems Corp.* ...........................         6,060,382

Oil - Field Services - 1.4%
     278,741    Hanover Compressor Co.* ......................        12,421,396
     896,250    Hanover Compressor Co.*,ss ...................        36,863,829

                                                                      49,285,225

Oil Companies - Exploration and Production - 6.5%
   2,241,375    Anadarko Petroleum Corp. .....................       159,316,935
     259,380    Apache Corp. .................................        18,172,811
      92,030    Barrett Resources Corp.* .....................         5,228,454
     291,800    Devon Energy Corp. ...........................        17,791,046
     625,905    EOG Resources, Inc. ..........................        34,229,180

                                                                     234,738,426

Radio - 3.2%
   1,006,141    Cox Radio, Inc. - Class A* ...................        22,701,057
     638,921    Entercom Communications Corp.* ...............        22,002,842
   1,900,982    Hispanic Broadcasting Corp.* .................        48,475,041
     170,835    Radio One, Inc. - Class A* ...................         1,825,799
     277,868    Radio One, Inc. - Class D* ...................         3,056,548
     553,365    Sirius Satellite Radio, Inc.* ................        16,566,365

                                                                     114,627,652

Retail - Drug Store - 0.4%
     317,545    Walgreen Co. .................................        13,277,350

Schools - 2.3%
   1,718,624    Apollo Group, Inc. - Class A* ................        84,534,818

Semiconductor Components/Integrated Circuits - 6.8%
   1,617,635    Integrated Device Technology, Inc.* ..........        53,584,159
     989,997    TriQuint Semiconductor, Inc.* ................        43,250,494
   2,682,677    Vitesse Semiconductor Corp.* .................       148,385,572

                                                                     245,220,225

Telecommunication Equipment - 2.9%
   5,712,140    ADC Telecommunications, Inc.* ................       103,532,538

Telecommunication Equipment - Fiber Optics - 3.7%
     594,652    Avanex Corp.* ................................        35,418,959
     662,297    SDL, Inc.* ...................................        98,144,137

                                                                     133,563,096

Telecommunication Services - 5.1%
     579,544    AT&T Canada, Inc. - New York Shares* .........        16,915,440
   5,865,054    McLeodUSA, Inc. - Class A* ...................        82,843,888
   6,315,264    Metromedia Fiber Network, Inc. - Class A* ....        63,942,048
     987,193    Microcell Telecommunications, Inc.* ..........        18,756,667

                                                                     182,458,043

Television - 0.8%
     722,348    Univision Communications, Inc. - Class A* ....        29,571,121

Therapeutics - 4.4%
   1,465,282    Abgenix, Inc.* ...............................        86,543,218
   1,775,788    Medarex, Inc.* ...............................        72,363,361

                                                                     158,906,579

Web Hosting/Design - 3.5%
   6,252,834    Exodus Communications, Inc.* .................    $  125,056,680

Wireless Equipment - 3.7%
   3,489,667    American Tower Corp.* ........................       132,171,138
--------------------------------------------------------------------------------
Total Common Stocks (cost $3,463,536,686) ....................     3,398,807,797
--------------------------------------------------------------------------------
Repurchase Agreement - 4.2%
$152,100,000    Morgan Stanley Dean Witter & Co., 6.45%
                  dated 12/29/00, maturing 1/2/01,
                  to be repurchased at $152,209,005
                  collateralized by $949,234,550 in
                  U.S. Government Agencies, 0%-417.28%,
                  10/25/02-11/1/30; with a value of
                  $155,236,877 (cost $152,100,000) ...........       152,100,000
--------------------------------------------------------------------------------
U.S. Government Agency - 0.7%
                Fannie Mae
  25,000,000      6.39%, 3/15/01 (cost $24,686,708) ..........        24,683,208
--------------------------------------------------------------------------------
Total Investments (total cost $3,640,323,394) - 99.0% ........     3,575,591,005
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.0%         36,311,870
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $3,611,902,875
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2000

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                     1.3%                   $   46,695,287
United States++                           98.7%                    3,528,895,718
--------------------------------------------------------------------------------
Total                                    100.0%                   $3,575,591,005

++Includes Short-Term Securities (93.7% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                       Janus Aspen Series / December 31, 2000  7

Janus | Aspen Capital Appreciation Portfolio

[PHOTO]
Scott Schoelzel
portfolio manager

For the year ended December 31, 2000, Janus Aspen Capital Appreciation Portfolio returned a loss of 18.18% for its Institutional Shares and a loss of 18.37% for its Service Shares. This compares with a 9.10% loss by the S& P 500 Index and a 39.29% loss by the Nasdaq Composite Index.(1) As much as I'd like a recount, none is needed. With all the precincts reporting, the 2000 results are in, and they are disappointing.

Throughout 2000 I was constantly torn between the great promise our companies possess and how to properly value the fundamentals of the enormous opportunities that lie ahead of them. Compounding matters was a macroeconomic and, to some extent, a political environment that was deteriorating much more rapidly than I had either recognized or anticipated. The confluence of these forces led to a significant sell-off in both the popular averages and, more importantly, in many of the stocks found in the Portfolio, particularly late in the year. I tried to mitigate some of the damage by raising cash levels to historically high levels beginning in the third and continuing into the fourth quarter, but this was only a Band-Aid solution and it provided only a small amount of capital protection. Beginning in the last week of 2000 and carrying into 2001, I put some of the money that had been on the sidelines back to work.

It's clear that the Federal Reserve now recognizes how quickly the economy has begun to fade and is in the early phases of an easing cycle. President Bush also has a reasonable chance of enacting a meaningful reform of the tax code. Taken together, these two actions could provide a more favorable environment for stocks. The tricky part is knowing how and when. Not a day goes by when companies of all sizes and from a cross section of industries aren't announcing that they are clearly feeling the effects of the economic slowdown. New layoffs and/or restructuring are being announced daily. Sales forecasts for virtually every industry are being reduced and even at these lower levels, no one seems to have any real confidence in the new numbers. Investing into the teeth of a deteriorating economic environment on the belief that conditions will in fact begin to turn positive is a very tricky thing to do.

We expect the markets to be extremely volatile during this transitional process. Despite this volatility, our focus remains to invest in companies in the most dynamic sectors of the economy. Healthcare, biotechnology, pharmaceuticals, media, retail, technology, telecommunications and financial services will always make up the bulk of the Portfolio. We still believe that the greatest prospects for true growth lie in identifying companies that are providing a larger portion of the products and services we all are using with greater frequency in our everyday lives that are run by individuals in which we have the utmost confidence and respect.

We continue to monitor the fundamental developments in each of our companies very closely; even a few weeks can make a huge difference in the tone of their business and the character of their results. The business climate is changing more rapidly than at any time in history, making stock selection even that much more challenging. Nevertheless, we've maintained the same buy and sell discipline we've always had. However, considering that it's not unusual for a stock to move 30% to 50% in a matter of weeks, we are more actively trading some of the positions in the Portfolio. Although I still believe the way to achieve the best returns is to buy and hold an investment for three to five years, the hard reality of the new marketplace is that this is not always possible.

Looking ahead, I believe the first six months of 2001 will be marked by a volatile tug of war between the deteriorating business conditions that currently exist versus the anticipated improving conditions of tomorrow. I expect the second half of 2001 to generally be a better environment for stocks as the excesses are wrung from the markets and as the anticipated interest rate and tax cuts begin to take hold.

Thank you for your continued confidence in Janus Aspen Capital Appreciation Portfolio.

Portfolio Asset Mix (% of Assets)     December 31, 2000        December 31, 1999
--------------------------------------------------------------------------------
Equities                                     58.2%                    79.1%
  Foreign                                     9.5%                     7.4%
  Europe                                      2.7%                     4.8%
Top 10 Equities                              35.6%                    44.3%
Number of Stocks                                27                       29
Cash & Cash Equivalents                      41.8%                    20.9%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

8  Janus Aspen Series / December 31, 2000

Average Annual Total Return(1)
For the Periods Ended December 31, 2000
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                                   (18.18)%
  From Inception                                             31.55%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                    (9.10)%
  From Inception of Institutional Shares                     16.19%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                   (18.37)%
  From Portfolio Inception                                   30.99%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Concentration may lead to greater price volatility.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 2000
One Year, (18.18)%
Since 5/1/97,* 31.55%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Capital Appreciation Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through December 31, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares ($27,349) as compared to the S&P 500 Index ($17,339).

Janus Aspen Capital Appreciation Portfolio
- Institutional Shares - $27,349

S&P 500 Index - $17,339

*The Portfolio's inception date.
Source - Lipper, Inc. 2000.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stocks - 58.2%
Communications Software - 2.6%
     503,971    Research in Motion, Ltd.* ....................    $   40,317,680

Computers - Memory Devices - 2.4%
     544,513    EMC Corp.* ...................................        36,210,114

Diversified Financial Services - 9.8%
   1,489,055    Citigroup, Inc. ..............................        76,034,871
     938,120    Morgan Stanley Dean Witter and Co. ...........        74,346,010

                                                                     150,380,881

Diversified Operations - 2.9%
     914,208    General Electric Co. .........................        43,824,846

Electronic Components - 2.5%
   1,360,242    Flextronics International, Ltd.* .............        38,766,897

Electronic Components - Semiconductors - 1.9%
     613,343    Texas Instruments, Inc. ......................        29,057,124

Finance - Investment Bankers/Brokers - 5.0%
   1,130,894    Merrill Lynch & Company, Inc. ................        77,112,835

Independent Power Producer - 1.4%
     731,075    Southern Energy, Inc.* .......................        20,698,561

Internet Security - 0.9%
     189,559    VeriSign, Inc.* ..............................        14,062,908

Internet Telephony - 1.0%
     331,899    Openwave Systems, Inc.* ......................        15,910,408

Medical - Biomedical and Genetic - 1.0%
     228,355    Alexion Pharmaceuticals, Inc.* ...............        14,828,803

Medical - Drugs - 5.4%
     632,384    Allergan, Inc. ...............................    $   61,222,676
      35,052    MedImmune, Inc.* .............................         1,671,542
     452,547    Pfizer, Inc. .................................        20,817,162

                                                                      83,711,380

Multimedia - 2.7%
     803,907    Time Warner, Inc. ............................        41,996,102

Networking Products - 1.1%
     426,369    Cisco Systems, Inc.* .........................        16,308,614

Oil Companies - Exploration and Production - 2.2%
     485,810    Anadarko Petroleum Corp. .....................        34,531,375

Pipelines - 4.7%
     954,153    Dynegy, Inc. - Class A .......................        53,492,202
     271,045    El Paso Energy Corp. .........................        19,413,598

                                                                      72,905,800

Retail - Building Products - 1.2%
     407,888    Home Depot, Inc. .............................        18,635,383

Satellite Telecommunications - 1.1%
     741,558    EchoStar Communications Corp.* ...............        16,870,444

Telecommunication Equipment - 2.7%
     963,307    Nokia Oyj (ADR) ..............................        41,903,854

Telecommunication Services - 1.2%
     574,274    Level 3 Communications, Inc.* ................        18,843,366

Telephone - Integrated - 1.7%
     566,894    Telefonos de Mexico S.A. (ADR) ...............        25,581,092

Web Portals/Internet Service Provider - 1.7%
     768,107    America Online, Inc.* ........................        26,730,124

See Notes to Schedules of Investments.

                                       Janus Aspen Series / December 31, 2000  9

Janus | Aspen Capital Appreciation Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Wireless Equipment - 1.1%
     596,212    Palm, Inc.* ..................................    $   16,880,252
--------------------------------------------------------------------------------
Total Common Stocks (cost $899,403,773) ......................       896,068,843
--------------------------------------------------------------------------------
Repurchase Agreements - 19.1%
$150,000,000    BankAmerica Securities, L.L.C., 6.50%
                  dated 12/29/00, maturing 1/2/01,
                  to be repurchased at $150,108,333
                  collateralized by $353,878,785 in
                  U.S. Government Agencies, 0%-12.00%,
                  1/25/08-12/1/30, with a value of
                  $153,000,000 ...............................       150,000,000
 143,900,000    Deutsche Bank Securities, Inc., 6.05%
                  dated 12/29/00, maturing 1/2/01,
                  to be repurchased at $143,996,733
                  collateralized by $116,757,218 in U.S.
                  Government Agencies, 0%-8.25%,
                  1/2/01-8/6/38; $54,223,044 in U.S.
                  Treasuries, 0%-13.375%, 1/4/01-5/15/30;
                  with respective values of $115,276,337
                  and $31,501,693 ............................       143,900,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $293,900,000) ..............       293,900,000
--------------------------------------------------------------------------------
Time Deposits - 3.3%
                Canadian Imperial Bank
  50,000,000      6.00%, 1/2/01 (cost $50,000,000) ...........        50,000,000
U.S. Government Agencies - 18.4%
                Fannie Mae:
  85,000,000      6.39%, 1/10/01 .............................        84,863,863
  25,000,000      6.42%, 2/1/01 ..............................        24,861,792
  50,000,000      6.39%, 3/15/01 .............................        49,366,417
                Federal Home Loan Bank System:
  25,000,000      6.42%, 1/26/01 .............................        24,889,063
  25,000,000      6.33%, 2/9/01 ..............................        24,828,021
  25,000,000      6.17%, 3/21/01 .............................        24,656,965
  50,000,000      6.17%, 4/2/01 ..............................        49,241,431
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $282,697,842) ...........       282,707,552
--------------------------------------------------------------------------------
Total Investments (total cost $1,526,001,615) - 99.0% ........     1,522,676,395
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.0%         15,784,372
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $1,538,460,767
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2000

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                     2.6%                   $   40,317,680
Finland                                    2.8%                       41,903,854
Mexico                                     1.7%                       25,581,092
Singapore                                  2.5%                       38,766,897
United States++                           90.4%                    1,376,106,872
--------------------------------------------------------------------------------
Total                                    100.0%                   $1,522,676,395

++Includes Short-Term Securities (49.2% excluding Short-Term Securities)

See Notes to Schedules of Investments.

10  Janus Aspen Series / December 31, 2000

                                                Janus | Aspen Balanced Portfolio

[PHOTO]
Karen L. Reidy
portfolio manager

For the 12 months ended December 31, 2000, Janus Aspen Balanced Portfolio returned a loss of 2.27% for its Institutional Shares and a loss of 1.37% for its Service Shares. This compares with the S&P 500 Index, which posted a 9.10% loss and the Lehman Brothers Government/Corporate Bond Index, which gained 11.85%.(1)

My first year as portfolio manager of Janus Aspen Balanced Portfolio was interesting to say the least, as a market characterized by unprecedented volatility challenged us for most of the year. On the equity side, the markets hit all-time highs during the first quarter and wallowed near 52-week lows during the fourth quarter. In between, there were plenty of spikes and swoons as the Federal Reserve's interest rate tightening campaign culminated in a half-point hike in May and gradually seeped into the economy.

In the fixed-income arena, the yield curve on federal issues struck an unusual inverted pose following a first-quarter debt buyback announcement from the Treasury Department. By the end of the year, the yield curve, which traditionally rises from short-term to long-term Treasuries, moderated toward historical norms, albeit relatively flat. After slumping in the first quarter, investment-grade corporate issues proved to be steady performers, while the high-risk nature of high-yield issues cast a pall over that part of the market.

As a whole, my approach to the bond portion of the Portfolio is that it softens the volatility of the equity side. To achieve that, I've scaled back on exposure to high-yield issues and focused on buying a mix of Treasury, Government Agency and high-quality corporate bonds. Our Treasury holdings cover the short- and medium-term spectrum, and we limit our corporate-issue holdings to companies that pass our rigorous research requirements.

Of course, stringent research represents the bedrock of our equity investment strategy, and uncovering some blossoming trends led us to one of the year's top performers, Burlington Resources. One of North America's largest independent oil and natural gas explorers and producers, Burlington is thriving on the increasing utilization of natural gas to generate power to quench the country's growing thirst for electricity. Not only are natural gas-fired turbines very efficient, but they're more likely to meet environmental requirements than coal-fired or nuclear plants. Plus, Burlington remains attractive on a valuation basis when compared to energy companies that are more exposed to the volatile world oil market.

We also benefited from brewer Anheuser-Busch's ability to leverage its industry-leading position and implement price hikes. Instead of fighting the moves with price cuts, the company's main competitors - Philip Morris subsidiary Miller Brewing and Adolph Coors - followed suit, which allowed Anheuser-Busch to generate some impressive gains. Anheuser-Busch also benefits from attractive growth trends in the 21- to 25-year-old population, as well as its 50% stake in Grupo Modelo, Mexico's leading brewer.

A holding we trimmed was Viacom, the world's third-largest media company. Held back by depressed expectations in the advertising market because of the slowing economy, Viacom also faces tough comparable quarters in the near term as advertising inventory was sold off at a premium in late 1999 and in the first half of 2000. However, in the long term, the owner of MTV, Nickelodeon, CBS and BET Holdings holds much promise, especially under the guidance of Mel Karmazin.

Another well-run company that slumped much of the year is Wal-Mart Stores, the world's largest discount retailer. The company was richly valued early on, but hiccups in its Web site strategy and international operations affected its overall performance. Hopes for a fourth-quarter rally were dashed with a disappointing holiday shopping season.

Looking ahead, we believe we've identified some pharmaceutical companies that offer good growth prospects while carrying respectable valuations. I'm also exploring further opportunities in the financial services industry. Our flexibility to take advantage of new investment ideas results from our healthy cash position, which we've maintained since building it up in early 2000.

Even slowing economies offer solid investment opportunities, but it can take more work to find them. That's where our commitment to research really pays off.

Thank you for your continued confidence and investment in Janus Aspen Balanced Portfolio.

Portfolio Asset Mix (% of Assets)     December 31, 2000        December 31, 1999
--------------------------------------------------------------------------------
Equities                                     42.9%                    37.9%
Top 10 Equities/Preferred                    17.3%                    21.7%
Number of Stocks                                63                       48
Fixed-Income Securities                         68                       84
  U.S. Government Obligations                23.0%                    13.1%
  Investment-Grade
    Corporate Bonds                          15.2%                    21.8%
  High-Yield/High-Risk
    Corporate Bonds                           3.0%                    11.6%
  Preferred Stock                             1.7%                    10.6%
Other Securities                              0.3%                       --
Cash & Cash Equivalents                      13.9%                     5.0%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

                                      Janus Aspen Series / December 31, 2000  11

Average Annual Total Return(1)
For the Periods Ended December 31, 2000
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                    (2.27)%
  5 Year                                                     18.73%
  From Inception                                             17.19%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Corp. Bond Index
  1 Year                                                     11.85%
  5 Year                                                      6.24%
  From Inception Date of Institutional Shares                17.74%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                    (9.10)%
  5 Year                                                     18.33%
  From Inception Date of Institutional Shares                16.21%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                    (1.37)%
  5 Year                                                     18.73%
  From Portfolio Inception                                   17.19%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of and Service Shares.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 2000
One Year, (2.27)%
Five Year, 18.73%
Since 9/13/93,* 17.19%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Balanced Portfolio - Institutional Shares, the S&P 500 Index and the Lehman Brothers Govt./Corp. Bond Index. Janus Aspen Balanced Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Govt./Corp. Bond Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2000. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Balanced Portfolio - Institutional Shares ($31,834) as compared to the S&P 500 Index ($32,945) and the Lehman Brothers Govt./Corp. Bond Index ($15,578).

Janus Aspen Balanced Portfolio
- Institutional Shares - $31,834

S&P 500 Index - $32,945

Lehman Brothers Govt./Corp. Bond Index  - $15,578

*The Portfolio's inception date.
Source - Lipper, Inc. 2000.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 42.9%
Aerospace and Defense - 0.8%
     402,420    Boeing Co. ...................................    $   26,559,720

Automotive - Cars and Light Trucks - 1.1%
   1,186,606    BMW A.G ......................................        38,768,685

Automotive - Truck Parts and Equipment - 0.3%
     298,910    TRW, Inc. ....................................        11,582,762

Brewery - 1.1%
     811,074    Anheuser-Busch Companies, Inc. ...............        36,903,867

Broadcast Services and Programming - 0.6%
   1,101,501    AT&T Corp./Liberty Media Group - Class A* ....        14,939,107
      89,920    Clear Channel Communications, Inc. ...........         4,355,500

                                                                      19,294,607

Cable Television - 0.8%
     639,069    Comcast Corp. - Special Class A* .............        26,681,131

Chemicals - Diversified - 1.4%
     519,080    E.I. du Pont de Nemours and Co. ..............        25,078,053
   1,468,258    Lyondell Chemical Co. ........................        22,482,701

                                                                      47,560,754

Commercial Services - Financial - 0.5%
     315,396    Paychex, Inc. ................................        15,336,131

Computer Aided Design - 0.4%
     466,682    Cadence Design Systems, Inc.* ................        12,833,755

Computers - Memory Devices - 1.2%
     632,331    EMC Corp.* ...................................    $   42,050,011

Cosmetics and Toiletries - 0.7%
     317,820    Procter & Gamble Co. .........................        24,929,006

Data Processing and Management - 1.1%
     597,549    Automatic Data Processing, Inc. ..............        37,832,321

Diversified Financial Services - 2.7%
   1,793,141    Citigroup, Inc. ..............................        91,562,262

Diversified Operations - 4.5%
   2,046,769    General Electric Co. .........................        98,116,989
     154,380    Honeywell International, Inc. ................         7,304,104
     399,715    Minnesota Mining and Manufacturing Co. .......        48,165,658

                                                                     153,586,751

Electric - Generation - 1.0%
     600,320    AES Corp. ....................................        33,242,720

Electric - Integrated - 0.1%
     199,520    Montana Power Co. ............................         4,140,040

Electronic Components - Semiconductors - 2.1%
     911,516    Advanced Micro Devices, Inc.* ................        12,590,315
   1,213,607    Texas Instruments, Inc. ......................        57,494,632

                                                                      70,084,947

Finance - Credit Card - 0.5%
     337,695    American Express Co. .........................        18,552,119

See Notes to Schedules of Investments.

12  Janus Aspen Series / December 31, 2000

                                                Janus | Aspen Balanced Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Food - Retail - 1.0%
     516,870    Safeway, Inc.* ...............................    $   32,304,375

Insurance Brokers - 0.7%
     204,890    Marsh & McLennan Companies, Inc. .............        23,972,130

Internet Brokers - 0.5%
     642,852    Charles Schwab Corp. .........................        18,240,925

Internet Security - 0.3%
     144,430    VeriSign, Inc.* ..............................        10,714,901

Life and Health Insurance - 0.5%
     219,155    American General Corp. .......................        17,861,132

Medical - Biomedical and Genetic - 0.3%
     111,952    Genentech, Inc.* .............................         9,124,088

Medical - Drugs - 2.7%
     563,195    Bristol-Myers Squibb Co. .....................        41,641,230
     283,875    Eli Lilly and Co. ............................        26,418,117
     371,145    Pharmacia Corp. ..............................        22,639,845

                                                                      90,699,192

Medical Instruments - 0.6%
     315,005    Medtronic, Inc. ..............................        19,018,427

Money Center Banks - 0.4%
     276,100    Bank of New York Company, Inc. ...............        15,237,269

Motorcycle and Motor Scooter Manufacturing - 0.4%
     363,393    Harley-Davidson, Inc. ........................        14,444,872

Multi-Line Insurance - 0.7%
     247,308    American International Group, Inc. ...........        24,375,295

Multimedia - 1.1%
     155,088    Time Warner, Inc. ............................         8,101,797
     556,789    Viacom, Inc. - Class B* ......................        26,029,886

                                                                      34,131,683

Networking Products - 0.7%
     664,974    Cisco Systems, Inc.* .........................        25,435,256

Oil Companies - Exploration and Production - 2.9%
   1,976,042    Burlington Resources, Inc. ...................        99,790,121

Pipelines - 0.8%
     309,321    Enron Corp. ..................................        25,712,308

Property and Casualty Insurance - 0.5%
     175,120    Progressive Corp. ............................        18,146,810

Radio - 0.6%
     762,377    Infinity Broadcasting Corp. - Class A* .......        21,298,907

Retail - Apparel and Shoe - 0.3%
     416,537    Gap, Inc. ....................................        10,621,694

Retail - Discount - 1.1%
     689,075    Wal-Mart Stores, Inc. ........................        36,607,109

Retail - Jewelry - 0.7%
     759,275    Tiffany & Co. ................................        24,012,072

Semiconductor Components/Integrated Circuits - 0.8%
     302,947    Linear Technology Corp. ......................        14,011,299
     299,747    Maxim Integrated Products, Inc.* .............        14,331,653

                                                                      28,342,952

Super-Regional Banks - 1.2%
     875,130    Firstar Corp. ................................        20,346,772
     700,105    U.S. Bancorp .................................        20,434,315

                                                                      40,781,087

Telecommunication Equipment - 1.0%
      93,983    Nokia Oyj ....................................    $    4,191,198
     466,963    Nokia Oyj (ADR) ..............................        20,312,890
     738,444    Telefonaktiebolaget L.M. Ericsson A.B. (ADR) .         8,261,342

                                                                      32,765,430

Telecommunication Equipment - Fiber Optics - 0.5%
     308,871    Corning, Inc. ................................        16,312,250

Telecommunication Services - 0.2%
     492,233    McLeodUSA, Inc. - Class A* ...................         6,952,791

Telephone - Integrated - 0.8%
     526,290    SBC Communications, Inc. .....................        25,130,348

Television - 0.5%
     443,802    Univision Communications, Inc. - Class A* ....        18,168,144

Web Portals/Internet Service Provider - 0.2%
     195,811    America Online, Inc.* ........................         6,814,223
--------------------------------------------------------------------------------
Total Common Stock (cost $1,334,196,942) .....................     1,458,517,380
--------------------------------------------------------------------------------
Corporate Bonds - 17.9%
Beverages - Non-Alcoholic - 0.6%
                Coca-Cola Enterprises, Inc.:
$  3,542,000      6.625%, notes, due 8/1/04 ..................         3,599,558
  16,273,000      7.125%, notes, due 9/30/09 .................        17,025,626

                                                                      20,625,184

Brewery - 1.0%
                Anheuser-Busch Companies, Inc.:
   2,393,000      6.90%, notes, due 10/1/02 ..................         2,401,974
   9,995,000      5.65%, notes, due 9/15/08 ..................         9,607,694
  13,494,000      5.75%, notes, due 4/1/10 ...................        12,954,240
   3,600,000      7.55%, notes, due 10/1/30 ..................         3,937,500
   3,750,000      6.80%, notes, due 1/15/31 ..................         3,745,313

                                                                      32,646,721

Broadcast Services and Programming - 1.0%
  17,465,000    AT&T Corp./Liberty Media Group., 7.875%
                  notes, due 7/15/09 .........................        17,203,025
  15,683,000    Clear Channel Communications, Inc.
                  2.625%, convertible senior notes
                  due 4/1/03 .................................        15,781,019

                                                                      32,984,044

Cable Television - 0.6%
   6,752,000    Adelphia Communications Corp., 10.50%
                  senior notes, due 7/15/04 ..................         6,667,600
  10,725,000    Jones Intercable, Inc., 7.625%
                  senior notes, due 4/15/08 ..................        11,033,344
   2,393,000    Lenfest Communications, Inc., 7.625%
                  senior notes, due 2/15/08 ..................         2,458,807

                                                                      20,159,751

Cellular Telecommunications - 1.7%
                Nextel Communications, Inc.:
   3,253,000      4.75%, convertible senior notes
                  due 7/1/07 .................................         3,952,395
  31,945,000      9.375%, senior notes, due 11/15/09 .........        29,788,712
  22,968,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 .................        24,604,470

                                                                      58,345,577
See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  13

Janus | Aspen Balanced Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Chemicals - Diversified - 0.8%
                E.I. du Pont de Nemours and Co.:
$    479,000      6.50%, notes, due 9/1/02 ...................    $      482,593
  10,960,000      6.875%, notes, due 10/15/09 ................        11,275,100
  14,933,000    Lyondell Chemical Co., 9.625%
                  secured notes, due 5/1/07 ..................        14,485,010

                                                                      26,242,703

Computers - 0.7%
                Sun Microsystems, Inc.:
   5,300,000      7.00%, senior notes, due 8/15/02 ...........         5,346,375
  16,433,000      7.65%, senior notes, due 8/15/09 ...........        17,131,402

                                                                      22,477,777

Diversified Financial Services - 3.6%
                Associates Corp. of North America:
   1,914,000      6.75%, senior notes, due 7/15/01 ...........         1,918,785
   4,550,000      5.75%, senior notes, due 11/1/03 ...........         4,487,438
                General Electric Capital Corp.:
  39,940,000      7.00%, notes, due 3/1/02 ...................        40,439,250
  26,370,000      7.00%, notes, due 2/3/03 ...................        26,897,400
  16,275,000      7.25%, notes, due 5/3/04 ...................        16,864,969
  16,990,000      7.25%, notes, due 2/1/05 ...................        17,733,312
  14,795,000      7.375%, notes, due 1/19/10 .................        15,923,119

                                                                     124,264,273

Finance - Auto Loans - 1.2%
                Ford Motor Credit Co.:
   6,867,000      6.55%, notes, due 9/10/02 ..................         6,892,751
  31,165,000      7.25%, notes, due 1/15/03 ..................        31,593,519
   1,580,000      5.80%, senior notes, due 1/12/09 ...........         1,427,925
   3,184,000    General Motors Acceptance Corp., 5.85%
                  senior unsubordinated notes
                  due 1/14/09 ................................         2,909,380

                                                                      42,823,575

Finance - Consumer Loans - 0.2%
   7,178,000    Household Finance Corp., 8.00%
                  notes, due 5/9/05 ..........................         7,536,900
Finance - Credit Card - 0.4%
12,921,000      American Express Co., 6.75%
                  senior unsubordinated notes
                  due 6/23/04 ................................        13,130,966
Food - Retail - 0.3%
                Safeway, Inc.:
   3,350,000      6.50%, notes, due 11/15/08 .................         3,303,937
   6,750,000      7.50%, notes, due 9/15/09 ..................         7,062,187

                                                                      10,366,124

Internet Brokers - 0.3%
   9,667,000    Charles Schwab Corp., 8.05%
                  notes, due 3/1/10 ..........................        10,367,857

Life and Health Insurance - 0.1%
   2,393,000    SunAmerica, Inc., 6.75%
                  notes, due 10/1/07 .........................         2,413,939

Medical - Drugs - 0.1%
   2,871,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 .........................         2,809,991

Medical - HMO - 0.2%
   4,950,000    UnitedHealth Group, Inc., 7.50%
                  notes, due 11/15/05 ........................         5,123,250

Multimedia - 1.3%
$  4,307,000    News America, Inc., 6.625%
                  senior notes, due 1/9/08$ ..................         4,021,661
   9,858,000    Time Warner, Inc., 8.11%
                  notes, due 8/15/06 .........................        10,461,802
                Viacom, Inc.:
  18,545,000      7.75%, senior notes, due 6/1/05 ............        19,333,162
   7,950,000      7.70%, company guaranteed notes
                  due 7/30/10 ................................         8,357,437
   1,915,000    Walt Disney Co., 6.375%
                  senior notes, due 3/30/01 ..................         1,915,000

                                                                      44,089,062

Retail - Building Products - 0.9%
  29,875,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 ..................        30,323,125
Retail - Discount - 1.3%
                Wal-Mart Stores, Inc.:
  18,520,000      6.15%, senior notes, due 8/10/01 ...........        18,543,150
   1,815,000      6.875%, notes, due 8/1/02 ..................         1,839,956
   9,620,000      6.55%, senior notes, due 8/10/04 ...........         9,836,450
  14,340,000      6.875%, senior notes, due 8/10/09 ..........        14,985,300

                                                                      45,204,856

Super-Regional Banks - 0.2%
   1,693,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ............         1,712,046
   5,792,000    Northern Trust Corp., 7.10%
                  subordinated notes, due 8/1/09 .............         5,900,600

                                                                       7,612,646

Telecommunication Services - 1.1%
                Cox Communcations, Inc.:
  13,232,000      7.00%, notes, due 8/15/01 ..................        13,198,920
   3,950,000      7.50%, notes, due 8/15/04 ..................         4,033,937
   9,092,000      7.75%, notes, due 8/15/06 ..................         9,444,315
  10,145,000      7.875%, notes, due 8/15/09 .................        10,588,844

                                                                      37,266,016

Web Hosting/Design - 0.3%
                Exodus Communications, Inc.:
   2,518,000      11.25%, senior notes, due 7/1/08 ...........         2,241,020
  11,896,000      4.75%, convertible subordinated notes
                  due 7/15/08 ................................         8,996,350

                                                                      11,237,370
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $609,933,922) ....................       608,051,707
--------------------------------------------------------------------------------
Foreign Bonds - 0.3%
Telecommunication Services - 0.3%
EUR
   4,367,000    COLT Telecom Group PLC., 2.00%
                  convertible bonds, due 3/29/06+ ............         4,940,439
GBP
   8,516,000    NTL, Inc., 0%
                  senior notes, due 4/15/09(OMEGA) ...........         5,533,726
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $14,108,920) .......................        10,474,165
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

14  Janus Aspen Series / December 31, 2000

Shares or Principal Amount                                          Market Value
================================================================================
Preferred Stock - 1.7%
Electric - Integrated - 0.7%
     408,367    Reliant Energy, Inc., convertible, 2.00%
                  (Time Warner, Inc.) ........................    $   21,286,130

Oil Companies - Integrated - 0.5%
     366,985    Coastal Corp., convertible, 6.625% ...........        18,211,631

Publishing - Newspapers - 0.5%
     240,733    Tribune Co., convertible, 2.00% ..............        18,295,708
--------------------------------------------------------------------------------
Total Preferred Stock (cost $78,247,076) .....................        57,793,469
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       4,211    Ono Finance PLC - expires 5/31/09
                  (cost $0)*,+ ...............................           276,744
--------------------------------------------------------------------------------
Other Securties - 0.3%
Electric - Integrated - 0.3%
     203,448    Alliant Energy Resources, Inc., 7.25%
                  senior subordinated exchangeable
                  step-down notes, PAY PHONES
                  due 2/15/30 (McLeodUSA, Inc.)
                  (cost $11,577,002)+,(DELTA) ................        11,265,933
--------------------------------------------------------------------------------
U.S. Government Obligations - 23.0%
U.S. Government Agencies - 5.1%
                Fannie Mae:
$ 10,325,000      6.375%, due 10/15/02 .......................        10,454,063
   9,235,000      5.75%, due 4/15/03 .........................         9,266,861
 127,175,000      7.125%, due 6/15/10 ........................       137,666,938
   7,321,000    Federal Home Loan Bank System
                  6.75%, due 2/1/02 ..........................         7,394,210
   8,709,000    Freddie Mac
                  7.00%, due 3/15/10 .........................         9,319,240

                                                                     174,101,312

U.S. Treasury Notes - 17.9%
  92,078,000      6.375%, due 6/30/02 ........................        93,461,932
 196,736,000      5.875%, due 11/15/04 .......................       201,864,908
 291,674,000      6.00%, due 8/15/09 .........................       307,856,074
   4,780,000      6.125%, due 8/15/29 ........................         5,205,707

                                                                     608,388,621
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $746,952,060) ........       782,489,933
--------------------------------------------------------------------------------
Repurchase Agreement - 6.6%
 222,700,000    Deutsche Bank Securities, Inc., 6.05%
                  dated 12/29/00, maturing 1/2/01,
                  to be repurchased at $222,849,704
                  collateralized by $180,693,762 in U.S.
                  Government Agencies, 0%-8.25%,
                  1/2/01-8/6/38; $83,915,719 in U.S.
                  Treasuries, 0%-13.375%, 1/4/01-5/15/30;
                  with respective values of $178,401,948
                  and $48,752,099 (cost $222,700,000) ........       222,700,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 2.9%
                UBS Financial Corp.
 100,000,000      6.50%, 1/2/01
                  (amortized cost $99,981,945) ...............        99,981,945
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.9%
                Fannie Mae
$ 25,000,000      6.39%, 3/15/01 .............................    $   24,683,208
                Federal Home Loan Bank System:
  25,000,000      6.38%, 1/4/01 ..............................        24,986,646
  25,000,000      6.33%, 2/8/01 ..............................        24,832,958
  25,000,000      6.17%, 3/21/01 .............................        24,656,965
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $99,167,819) ............        99,159,777
--------------------------------------------------------------------------------
Total Investments (total cost $3,216,865,686) - 98.5% ........     3,350,711,053
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.5%         50,304,097
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $3,401,015,150
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2000

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Finland                                    0.7%                   $   24,504,089
Germany                                    1.2%                       38,768,685
Sweden                                     0.2%                        8,261,342
United Kingdom                             0.2%                        5,217,183
United States++                           97.7%                    3,273,959,754
--------------------------------------------------------------------------------
Total                                    100.0%                   $3,350,711,053

++Includes Short-Term Securities (85.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  15

Janus | Aspen Equity Income Portfolio

[PHOTO]
Karen L. Reidy
portfolio manager

For the 12 months ended December 31, 2000, Janus Aspen Equity Income Portfolio returned a loss of 8.07% for its Institutional Shares and a loss of 8.24% for its Service Shares, slightly better than its benchmark, the S&P 500 Index, which posted a 9.10% decline.(1)

Volatility defined the equity markets in 2000, with the technology-heavy Nasdaq Composite Index serving as the poster child. After breaking the 5000 barrier in March, the Nasdaq swooned below 2500 in December and finished the year down 39.1%, the largest fall in the Index's 29-year history. In between, the Federal Reserve finished its 18-month rate-hike campaign in May with a half-point increase. The markets spent the balance of the year fretting over further moves and inflationary pressures.

In the fourth quarter, the economy started to show signs of weakness, prompting the Fed to acknowledge that the slowdown replaced inflation as its top concern.

Given the market's dour mood, it's not surprising that some of the best-performing sectors were those traditionally considered defensive. Because of our solid industry research, two of the Portfolio's leading performers emerged from such sectors - Anheuser-Busch in the food and beverage industry and Burlington Resources in the energy sector. Reversing a long-term trend, Anheuser-Busch pushed through price increases in 2000, and its main competitors followed, providing higher revenues and better-than-expected margins. The world's largest beer maker also benefited from an industrywide reduction in capacity, as well as a 50% stake in Mexico's largest brewer, Grupo Modelo.

Technology's growing stature has been well-documented, but in 2000, the surging need for energy to power the increasingly wired world became a hot topic. Considered better for the environment than coal-powered or nuclear generating plants, natural gas prices tripled. In turn, we were rewarded for our investment in Burlington Resources, a large independent oil and natural gas explorer and producer. The rising prices boosted revenues, but just as importantly, Burlington's management maintained a focus on improving its free cash flow growth and achieving optimal return on capital.

Extreme market volatility certainly made my first year as the manager of the Portfolio an interesting one. Yet, no matter how wild things seemed, I remained confident in the Janus commitment to maintain an intimate knowledge about the companies we hold and to stick with well-run organizations.

For example, at the market's peak, many technology stock prices reflected high growth expectations, which led to a dramatic falloff when the slowing economic picture dampened future prospects. Two of our holdings, EMC Corp. and Corning, certainly behaved like their peers, but we're standing by both of these effectively managed organizations, convinced they produce essential technologies.

EMC builds massive storage-data systems and plans include a move into the network-attached storage market, which some observers expect to become the fastest-growing area in the industry. Its price has been hit as many people fear cutbacks in corporate capital spending on technology. However, our conversations with numerous companies tell us storage is an area that will continue to grow.

Corning, the world's leading manufacturer of fiber for optical networks, is in a similar position due to worries about capital spending by telecommunications entities. While concerns about shrinking access to capital on the margins of the industry are valid, Corning has done a good job at managing customer financing. Plus, it has a product that serves as the "last mile" fiber connection to consumers' homes and enables them to receive services such as high-speed Internet access.

In the coming year, we think a slowed economy positions financial services companies for some solid returns and that pharmaceutical companies stand to benefit from the diminished likelihood of increased drug industry regulations under the Bush administration. Our task, as always, will be to find the individual companies that can best take advantage of these trends. Our ability to react to promising opportunities in these and other areas of the market is enhanced by our cash position, which we increased during the first part of 2000 and maintained through the rocky second half. Ultimately, we will put that cash back to work as our legwork continues to uncover solid investments.

By helping us stay ahead of potential trends, we believe our research efforts will help the Portfolio endure the ups and downs of the market and achieve solid returns over the long haul.

Thank you for your continued confidence and investment in Janus Aspen Equity Income Portfolio.

Portfolio Asset Mix (% of Assets)     December 31, 2000        December 31, 1999
--------------------------------------------------------------------------------
Equities                                     76.8%                    64.1%
Top 10 Equities/Preferred                    31.3%                    31.8%
Number of Stocks                                63                       51
Fixed-Income Securities
  Investment-Grade
    Corporate Bonds                           0.9%                       --
  High-Yield/High-Risk
    Corporate Bonds                           1.8%                    14.7%
  Preferred Stock                             3.1%                    14.0%
Other Securities                              0.3%                       --
Cash & Cash Equivalents                      17.1%                     7.2%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

16  Janus Aspen Series / December 31, 2000

Average Annual Total Return(1)
For the Periods Ended December 31, 2000
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                                    (8.07)%
  From Inception                                             29.26%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                    (9.10)%
  From Inception of Institutional Shares                     16.19%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                    (8.24)%
  From Portfolio Inception                                   28.76%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 2000
One Year, (8.07)%
Since 5/1/97,* 29.26%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Equity Income Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Equity Income Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through December 31, 2000. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Equity Income Portfolio - Institutional Shares ($25,641) as compared to the S&P 500 Index ($17,339).

Janus Aspen Equity Income Portfolio
- Institutional Shares - $25,641

S&P 500 Index - $17,339

*The Portfolio's inception date.
Source - Lipper, Inc. 2000.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the portfolio's total returns for each class would have been lower.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 76.8%
Aerospace and Defense - 0.8%
       2,005    Boeing Co. ...................................    $      132,330

Agricultural Operations - 0.9%
       5,545    Monsanto Co. .................................           150,062

Automotive - Cars and Light Trucks - 1.9%
       9,068    BMW A.G ......................................           296,269

Automotive - Truck Parts and Equipment - 0.6%
       2,515    TRW, Inc. ....................................            97,456

Brewery - 2.1%
       7,514    Anheuser-Busch Companies, Inc. ...............           341,887

Broadcast Services and Programming - 0.6%
       6,610    AT&T Corp./Liberty Media Group - Class A* ....            89,648

Cable Television - 0.6%
       2,193    Comcast Corp. - Special Class A* .............            91,558

Chemicals - Diversified - 2.6%
       4,080    E.I. du Pont de Nemours and Co. ..............           197,115
      13,815    Lyondell Chemical Co. ........................           211,542

                                                                         408,657

Chemicals - Specialty - 0.9%
       3,145    Praxair, Inc. ................................           139,559

Commercial Services - Financial - 0.7%
       2,271    Paychex, Inc. ................................           110,427

Computer Aided Design - 0.9%
       5,422    Cadence Design Systems, Inc.* ................           149,105

Computers - 0.4%
       3,980    Apple Computer, Inc. .........................            59,202

Computers - Memory Devices - 1.4%
       3,452    EMC Corp.* ...................................    $      229,558

Cosmetics and Toiletries - 0.8%
       1,650    Procter & Gamble Co. .........................           129,422

Data Processing and Management - 2.4%
       6,128    Automatic Data Processing, Inc. ..............           387,979

Diversified Financial Services - 4.8%
      15,146    Citigroup, Inc. ..............................           773,393

Diversified Operations - 7.3%
      15,591    General Electric Co. .........................           747,394
         625    Honeywell International, Inc. ................            29,570
       3,250    Minnesota Mining and Manufacturing Co. .......           391,625

                                                                       1,168,589

Electric - Generation - 1.1%
       3,115    AES Corp.* ...................................           172,493

Electric - Integrated - 1.1%
         795    Duke Energy Corp. ............................            67,774
       5,150    Montana Power Co. ............................           106,863

                                                                         174,637

Electronic Components - Semiconductors - 3.3%
       6,735    Advanced Micro Devices, Inc.* ................            93,027
       9,172    Texas Instruments, Inc. ......................           434,523

                                                                         527,550

Engines - Internal Combustion - 2.3%
       9,636    Cummins Engine Co., Inc. .....................           365,566

Finance - Credit Card - 1.0%
       2,760    American Express Co. .........................           151,627

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  17

Janus | Aspen Equity Income Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================

Food - Retail - 1.1%
       2,910    Safeway, Inc.* ...............................    $      181,875

Insurance Brokers - 3.0%
       4,175    Marsh & McLennan Companies, Inc. .............           488,475

Internet Brokers - 0.9%
       5,005    Charles Schwab Corp. .........................           142,017

Internet Security - 0.5%
       1,114    VeriSign, Inc.* ..............................            82,645

Life and Health Insurance - 1.0%
       2,015    American General Corp. .......................           164,223

Medical - Drugs - 3.9%
       4,355    Bristol-Myers Squibb Co. .....................           321,998
       1,740    Eli Lilly and Co. ............................           161,929
       2,354    Pharmacia Corp. ..............................           143,594

                                                                         627,521

Medical Instruments - 0.6%
       1,715    Medtronic, Inc. ..............................           103,543

Money Center Banks - 1.3%
       3,700    Bank of New York Company, Inc. ...............           204,194

Motorcycle and Motor Scooter Manufacturing - 0.9%
       3,695    Harley-Davidson, Inc. ........................           146,876

Multi-Line Insurance - 1.5%
       2,364    American International Group, Inc. ...........           233,002

Multimedia - 1.6%
       4,460    Viacom, Inc. - Class B* ......................           208,505
       1,895    Walt Disney Co. ..............................            54,837

                                                                         263,342

Networking Products - 1.1%
       4,578    Cisco Systems, Inc.* .........................           175,108

Oil Companies - Exploration and Production - 3.8%
      11,940    Burlington Resources, Inc. ...................           602,970

Pipelines - 4.4%
       6,239    El Paso Energy Corp. .........................           446,868
       3,100    Enron Corp. ..................................           257,687

                                                                         704,555

Property and Casualty Insurance - 0.6%
         865    Progressive Corp. ............................            89,636

Radio - 1.0%
       5,595    Infinity Broadcasting Corp. - Class A* .......           156,310

Retail - Apparel and Shoe - 0.3%
       2,158    Gap, Inc. ....................................            55,029

Retail - Discount - 2.4%
       7,301    Wal-Mart Stores, Inc. ........................           387,866

Retail - Jewelry - 0.7%
       3,735    Tiffany & Co. ................................           118,119

Semiconductor Components/Integrated Circuits - 1.8%
       4,088    Linear Technology Corp. ......................           189,070
       2,096    Maxim Integrated Products, Inc.* .............           100,215

                                                                         289,285

Super-Regional Banks - 1.9%
       6,980    Firstar Corp. ................................           162,285
       4,720    U.S. Bancorp .................................           137,765

                                                                         300,050

Telecommunication Equipment - 0.6%
       2,220    Nokia Oyj (ADR) ..............................    $       96,570

Telecommunication Equipment - Fiber Optics - 0.8%
       2,359    Corning, Inc. ................................           124,585

Telecommunication Services - 0.8%
       9,505    McLeodUSA, Inc. - Class A* ...................           134,258

Telephone - Integrated - 1.0%
       3,120    SBC Communications, Inc. .....................           148,980

Television - 0.8%
       3,141    Univision Communications, Inc. - Class A* ....           128,585
--------------------------------------------------------------------------------
Total Common Stock (cost $10,965,507) ........................        12,296,593
--------------------------------------------------------------------------------
Corporate Bonds - 2.7%
Broadcast Services and Programming - 0.9%
$    147,000    Clear Channel Communications, Inc.
                  2.625%, convertible senior notes
                  due 4/1/03 .................................           147,918

Cellular Telecommunications - 1.3%
                Nextel Communications, Inc.:
      15,000      4.75%, convertible senior notes
                  due 7/1/07 .................................            18,225
      78,000      9.375%, senior notes, due 11/15/09 .........            72,735
     111,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 .................           118,909

                                                                         209,869

Web Hosting/Design - 0.5%
     103,000    Exodus Communications, Inc., 4.75%
                  convertible subordinated notes
                  due 7/15/08 ................................            77,894
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $542,264) ........................           435,681
--------------------------------------------------------------------------------
Preferred Stock - 3.1%
Automotive - Cars and Light Trucks - 0.8%
          39    Porsche A.G ..................................           127,054

Electric - Integrated - 1.0%
       3,112    Reliant Energy, Inc., convertible, 2.00%
                  (Time Warner, Inc.) ........................           162,213

Publishing - Newspapers - 0.7%
       1,561    Tribune Co., convertible, 2.00% ..............           118,636

Telecommunication Services - 0.6%
       1,545    Cox Communications, Inc.
                  convertible, 7.00% .........................            95,790
--------------------------------------------------------------------------------
Total Preferred Stock (cost $637,903) ........................           503,693
--------------------------------------------------------------------------------
Other Securities - 0.3%
Electric - Integrated - 0.3%
         954    Alliant Energy Resources, Inc., 7.25%
                  senior subordinated exchangeable
                  step-down notes, PAY PHONES
                  due 2/15/30 (McLeodUSA, Inc.)
                  (cost $50,963)+,(DELTA) ....................            52,828
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

18  Janus Aspen Series / December 31, 2000

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 16.9%
$  2,700,000    Deutsche Bank Securities, Inc., 6.05%
                  dated 12/29/00, maturing 1/2/01,
                  to be repurchased at $2,701,815
                  collateralized by $2,190,719 in U.S.
                  Government Agencies, 0%-8.25%,
                  1/2/01-8/6/38; $1,017,389 in U.S.
                  Treasuries, 0%-13.375%, 1/4/01-5/15/30;
                  with respective values of $2,162,933
                  and $591,067 (cost $2,700,000) .............    $    2,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $14,896,637) - 99.8% ...........        15,988,795
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2%             29,447
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $   16,018,242
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2000

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------

Finland                                    0.6%                   $       96,570
Germany                                    2.6%                          423,323
United States++                           96.8%                       15,468,902
--------------------------------------------------------------------------------
Total                                    100.0%                   $   15,988,795

++Includes Short-Term Securities (79.9% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  19

Janus | Aspen Growth and Income Portfolio

[PICTURE]
David Corkins
portfolio manager

For the 12 months ended December 31, 2000, Janus Aspen Growth and Income Portfolio returned a loss of 14.10% for its Institutional Shares and a loss of 14.31% for its Service Shares. The returns trailed the Portfolio's benchmark, the S&P 500 Index, which declined 9.10%.(1)

While my goal remains to outperform the S&P 500 over three- to five-year spans, I share your disappointment with anything short of that goal in the intermediate term. As a whole, the market experienced incredible volatility in 2000, with large swings from week to week. Early on, the technology sector boomed, but later declined sharply. Then the market obsessed over interest rates. Finally, signs of slower economic growth appeared during the fall and accelerated during December. When we first sensed a slowdown was coming, we prepared by increasing the Portfolio's fixed-income exposure with some short-term Treasuries and higher-grade corporate issues.

Despite our relative underperformance, a number of our holdings still managed to turn in positive results, including American International Group (AIG), the largest nonbank financial company in the U.S. Domestically, increased rates and premiums boosted returns, but AIG also gained from its growing presence in Asia, especially in the struggling Japanese market. There, partnerships with local interests have positioned AIG to gain from an industry recovery.

As a whole, the U.S. insurance industry is becoming more shareholder-friendly. Insurers are increasing property casualty rates after a long stagnant period, and the companies that underprice risk are finding that's no longer an effective business strategy. Plus, companies with higher risk exposure are getting caught in a consolidation wave driven by industry leaders like AIG's M.R. Greenberg and Berkshire Hathaway's Warren Buffet. In light of these developments, I've increased my exposure to the sector, including a position in Marsh & McLennan Companies, a leading insurance broker.

Another sector on the rise is natural gas, and the Portfolio was rewarded for holdings in Burlington Resources, Coastal Corp. and Enron Corp. As power generators build new capacity to meet the growing worldwide demand for electricity, they're increasingly turning to natural gas instead of coal or nuclear power. Burlington Resources and Coastal, which was recently purchased by El Paso Electric, are well-run natural gas exploration and production companies that are profiting from the recent developments, in addition to a winter-driven spike in prices. Meanwhile, Enron, North America's largest buyer and seller of natural gas, is benefiting from increased transaction levels in the sector.

We also believe we've found special situations in DuPont and Verizon Communications, which both had rough years. DuPont is a chemical manufacturer that broadly diversified over the years. However, growth by acquisition proved challenging, so it started to pare down its holdings by spinning off Conoco in late 1998. It looks ready to similarly jettison its pharmaceutical holdings, which will allow it to further focus on its core business units. Verizon runs the nation's largest wireless business and is active in the digital subscriber line (DSL) arena, where competitors on the margin are falling off. I think there's real value there, and I was further encouraged when, in late November, the company raised its earnings expectations for the next two years.

On the down side, our media holdings such as Liberty Media Group and Time Warner suffered as a result of lowered advertising revenue expectations - minimal price increases are the anticipated norm in the near-term. Liberty Media, an AT&T tracking stock, has suffered because it invests in telecommunications and media, two slumping sectors. Nonetheless, I believe the stock is very inexpensive at current levels.

The largest holding in Liberty Media's basket is Time Warner, which we also hold. In light of the overlap, we reduced our stake in the multimedia giant, although we're still excited about the long-term potential in the Time Warner-America Online merger.

As for 2001, the U.S. economy is clearly slowing, creating a tough environment for a number of industries. And while it's not clear what, if any, additional steps the Federal Reserve will take to stimulate the economy, we will diligently watch the central bank's actions for any impact it may have on the economy.

Regardless of the depth or duration of a slowdown, there will always be companies that outperform their competitors, although it's a tougher path to success. A volatile market can provide solid buying opportunities for investors who know where the undervalued companies lurk. Through the latter stages of 2000, we increased the Portfolio's cash holdings in an effort to better capitalize on those situations as we uncover them.

Thank you for your investment in Janus Aspen Growth and Income Portfolio.

Portfolio Asset Mix (% of Assets)     December 31, 2000        December 31, 1999
--------------------------------------------------------------------------------
Equities                                     76.2%                    77.7%
Top Ten Equities                             27.2%                    27.7%
Number of Stocks                                79                       94
Fixed-Income Securities                       8.8%                     4.7%
Cash and Cash Equivalents                    15.0%                    17.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

20  Janus Aspen Series / December 31, 2000

Average Annual Total Return(1)
For the Periods Ended December 31, 2000
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/98)
  1 Year                                                   (14.10)%
  From Inception                                             24.41%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                    (9.10)%
  From Inception of Institutional Shares                      8.04%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                   (14.31)%
  From Portfolio Inception                                   24.09%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 2000
One Year, (14.10)%
Since 5/1/98,* 24.41%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth and Income Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Growth and Income Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x"
axis reflects the computation periods from inception, May 1, 1998, through December 31, 2000. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth and Income Portfolio - Institutional Shares ($17,909) as compared to the S&P 500 Index ($12,291).

Janus Aspen Growth and Income Portfolio
- Institutional Shares - $17,909

S&P 500 Index - $12,291

*The Portfolio's inception date.
Source - Lipper, Inc. 2000.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 74.6%
Aerospace and Defense - 0.7%
      17,725    Boeing Co. ...................................    $    1,169,850

Audio and Video Products - 0.6%
       9,100    Sony Corp. ...................................           629,509
       5,316    Sony Corp. (ADR) .............................           370,791

                                                                       1,000,300

Automotive - Cars and Light Trucks - 0.5%
      26,997    BMW A.G ......................................           882,044

Brewery - 1.3%
      49,343    Anheuser-Busch Companies, Inc. ...............         2,245,106

Broadcast Services and Programming - 2.1%
     271,678    AT&T Corp./Liberty Media Group - Class A* ....         3,684,633

Cable Television - 2.8%
     117,603    Comcast Corp. - Special Class A* .............         4,909,925

Casino Hotels - 0.8%
     119,740    Park Place Entertainment Corp.* ..............         1,429,396

Cellular Telecommunications - 1.0%
       9,746    Crown Castle International Corp.* ............           263,751
      33,684    Nextel Communications, Inc. - Class A* .......           833,679
      30,985    Sprint Corp./PCS Group* ......................           633,256

                                                                       1,730,686

Chemicals - Diversified - 1.2%
      43,123    E.I. du Pont de Nemours and Co. ..............         2,083,380

Commercial Services - Financial - 1.0%
      36,192    Paychex, Inc. ................................         1,759,836

Computers - 0.9%
      12,195    Apple Computer, Inc. .........................    $      181,401
      51,549    Sun Microsystems, Inc.* ......................         1,436,928

                                                                       1,618,329

Computers - Memory Devices - 3.0%
      75,123    EMC Corp.* ...................................         4,995,679
       4,107    VERITAS Software Corp.* ......................           359,362

                                                                       5,355,041

Cosmetics and Toiletries - 1.4%
      22,920    Gillette Co. .................................           827,985
      22,185    Procter & Gamble Co. .........................         1,740,136

                                                                       2,568,121

Cruise Lines - 0.7%
      44,927    Royal Caribbean Cruises, Ltd. ................         1,188,319

Diversified Financial Services - 3.6%
     125,680    Citigroup, Inc. ..............................         6,417,535

Diversified Operations - 4.8%
         385    Berkshire Hathaway, Inc. - Class B* ..........           906,290
     112,548    General Electric Co. .........................         5,395,270
      38,575    Honeywell International, Inc. ................         1,825,080
       3,180    Minnesota Mining and Manufacturing Co. .......           383,190

                                                                       8,509,830

Electric - Integrated - 0.1%
       2,340    Duke Energy Corp. ............................           199,485

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  21

Janus | Aspen Growth and Income Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Semiconductors - 2.9%
      61,415    Advanced Micro Devices, Inc.* ................    $      848,295
      26,944    Intel Corp. ..................................           815,056
      76,226    Texas Instruments, Inc. ......................         3,611,207

                                                                       5,274,558

Entertainment Software - 0.3%
      14,405    Electronic Arts, Inc.* .......................           614,013

Finance - Consumer Loans - 1.4%
      45,720    Household International, Inc. ................         2,514,600

Finance - Credit Card - 0.2%
       7,816    American Express Co. .........................           429,391

Insurance Brokers - 1.2%
      17,544    Marsh & McLennan Companies, Inc. .............         2,052,648

Internet Applications Software - 0.1%
      17,720    Liberate Technologies, Inc.* .................           241,435

Internet Brokers - 0.9%
      56,971    Charles Schwab Corp. .........................         1,616,552

Internet Infrastructure Software - 0.1%
      11,179    Inktomi Corp.* ...............................           199,825

Internet Security - 1.1%
      25,746    VeriSign, Inc.* ..............................         1,910,031

Life and Health Insurance - 2.5%
      32,655    American General Corp. .......................         2,661,383
      47,579    John Hancock Financial Services, Inc.* .......         1,790,160

                                                                       4,451,543

Medical - Drugs - 4.9%
      17,717    Allergan, Inc. ...............................         1,715,227
      43,000    Bristol-Myers Squibb Co. .....................         3,179,313
       4,145    Celgene Corp.* ...............................           134,713
      16,505    Eli Lilly and Co. ............................         1,535,997
      48,810    Pfizer, Inc. .................................         2,245,260

                                                                       8,810,510

Medical Instruments - 1.0%
      29,689    Medtronic, Inc. ..............................         1,792,473

Money Center Banks - 0.6%
      23,555    Chase Manhattan Corp. ........................         1,070,280

Motorcycle and Motor Scooter Manufacturing - 0.4%
      20,053    Harley-Davidson, Inc. ........................           797,107

Multi-Line Insurance - 1.5%
      27,284    American International Group, Inc. ...........         2,689,179

Multimedia - 2.9%
      70,090    Time Warner, Inc. ............................         3,661,502
      27,992    Viacom, Inc. - Class B* ......................         1,308,626
       9,210    Walt Disney Co. ..............................           266,514

                                                                       5,236,642

Networking Products - 2.6%
     120,544    Cisco Systems, Inc.* .........................         4,610,808

Oil Companies - Exploration and Production - 1.5%
      51,320    Burlington Resources, Inc. ...................         2,591,660

Oil Companies - Integrated - 3.3%
      22,389    Coastal Corp. ................................         1,977,229
      16,215    Conoco, Inc. - Class A .......................           464,154
      39,170    Exxon Mobil Corp. ............................         3,405,342

                                                                       5,846,725

Pipelines - 3.3%
      64,148    Enron Corp. ..................................    $    5,332,303
       8,786    Kinder Morgan, Inc. ..........................           458,519

                                                                       5,790,822

Poultry - 0.1%
      17,985    WLR Foods, Inc.* .............................           252,914

Printing - Commercial - 0.5%
      26,581    Valassis Communications, Inc.* ...............           838,963

Radio - 0.8%
      50,824    Infinity Broadcasting Corp. - Class A* .......         1,419,895

Retail - Apparel and Shoe - 0.5%
      36,760    Gap, Inc. ....................................           937,380

Retail - Building Products - 0.8%
      29,604    Home Depot, Inc. .............................         1,352,533

Semiconductor Components/Integrated Circuits - 1.2%
      45,819    Maxim Integrated Products, Inc.* .............         2,190,721

Super-Regional Banks - 0.8%
      48,710    U.S. Bancorp .................................         1,421,723

Telecommunication Equipment - 3.7%
     132,140    Nokia Oyj (ADR) ..............................         5,748,090
      71,766    Telefonaktiebolaget L.M. Ericsson A.B. (ADR) .           802,882

                                                                       6,550,972

Telecommunication Equipment - Fiber Optics - 1.0%
      34,211    Corning, Inc. ................................         1,806,768

Telecommunication Services - 2.5%
      48,281    Cox Communications, Inc. - Class A* ..........         2,248,084
     164,016    McLeodUSA, Inc. - Class A* ...................         2,316,726

                                                                       4,564,810

Telephone - Integrated - 2.6%
      37,815    SBC Communications, Inc. .....................         1,805,666
      90,028    Telefonica S.A.* .............................         1,487,598
      26,940    Verizon Communications, Inc. .................         1,350,368

                                                                       4,643,632

Toys - 0.6%
      70,560    Mattel, Inc. .................................         1,018,886

Web Hosting/Design - 0.3%
       9,166    Macromedia, Inc.* ............................           556,835
--------------------------------------------------------------------------------
Total Common Stock (cost $132,435,290) .......................       132,848,650
--------------------------------------------------------------------------------
Corporate Bonds - 5.6%
Automotive - Cars and Light Trucks - 0.2%
$    300,000    DaimlerChrysler N.A. Holdings Corp., 6.67%
                  company guaranteed notes, due 2/15/02 ......           301,500

Cable Television - 0.1%
       5,000    Adelphia Communications Corp., 7.75%
                  senior notes, due 1/15/09 ..................             4,063
     178,000    Telewest Communications PLC, 9.875%
                  senior notes, due 2/1/10 ...................           154,860

                                                                         158,923

Cellular Telecommunications - 0.1%
      89,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 .................            95,341

Computers - 0.1%
     178,000    Sun Microsystems, Inc., 7.50%
                  senior notes, due 8/15/06 ..................           183,562

See Notes to Schedules of Investments.

22  Janus Aspen Series / December 31, 2000

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Financial Services - 1.8%
                General Electric Capital Corp.:
$  1,115,000      7.00%, notes, due 3/1/02 ...................    $    1,128,938
     373,000      6.52%, notes, due 10/8/02 ..................           376,730
     580,000      7.00%, notes, due 2/3/03 ...................           591,600
     500,000      6.75%, notes, due 9/11/03 ..................           509,375
     493,000      6.81%, notes, due 11/3/03 ..................           503,476

                                                                       3,110,119

Enterprise Software/Services - 0.6%
     478,000    BEA Systems, Inc., 4.00%
                  convertible subordinated notes
                  due 12/15/06+ ..............................         1,059,368

Finance - Auto Loans - 0.2%
     400,000    Ford Motor Credit Co., 6.55%
                  notes, due 9/10/02 .........................           401,500

Finance - Investment Bankers/Brokers - 0.1%
     215,000    Merrill Lynch & Company, Inc., 6.80%
                  notes, due 11/3/03 .........................           216,881

Food - Retail - 0.1%
     150,000    Safeway, Inc., 7.00%
                  notes, due 9/15/02 .........................           151,125

Oil Companies - Exploration and Production - 0.1%
     353,000    Devon Energy Corp., zero coupon
                  convertible debentures, due 6/27/20 ........           172,087

Retail - Discount - 0.6%
   1,075,000    Wal-Mart Stores, Inc., 6.875%
                  notes, due 8/1/02 ..........................         1,089,781

Super-Regional Banks - 0.2%
     443,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ............           447,984

Telecommunication Equipment - Fiber Optics - 0.3%
     695,000    Corning, Inc., zero coupon
                  convertible debenture, due 11/8/15 .........           496,925

Telecommunication Services - 0.3%
      23,000    Allegiance Telecom, Inc., 12.875%
                  senior notes, due 5/15/08 ..................            22,425
                NTL, Inc.:
      76,000      7.00%, convertible subordinated notes
                  due 12/15/08 ...............................            58,805
     807,000      5.75%, convertible subordinated notes
                  due 12/15/09+ ..............................           388,369

                                                                         469,599

Telephone - Integrated - 0.2%
     270,000    CenturyTel, Inc., 8.375%
                  notes, due 10/15/10 ........................           281,138
     150,000    Qwest Capital Funding, Inc., 7.75%
                  notes, due 8/15/06+ ........................           153,375

                                                                         434,513

Toys - 0.2%
                Mattel, Inc.:
     140,000      6.00%, notes, due 7/15/03 ..................           131,425
     250,000      6.125%, notes, due 7/15/05 .................           220,625

                                                                         352,050

Web Hosting/Design - 0%
      27,000    Exodus Communications, Inc., 11.25%
                  senior notes, due 7/1/08 ...................            24,030

Wireless Equipment - 0.4%
$    772,000    American Tower Corp., 5.00%
                  convertible notes, due 2/15/10+ ............    $      701,555
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $9,694,508) ......................         9,866,843
--------------------------------------------------------------------------------
Preferred Stock - 1.6%
Automotive - Cars and Light Trucks - 0.6%
         354    Porsche A.G ..................................         1,153,262

Cable Television - 0.2%
       6,202    Comcast Corp., convertible, 2.00%
                  (Sprint Corp./PCS Group) ...................           266,686

Electric - Integrated - 0.8%
      25,826    Reliant Energy, Inc., convertible, 2.00%
                  (Time Warner, Inc.) ........................         1,346,180

Web Hosting/Design - 0%
      31,446    PSINet, Inc., convertible, 7.00%+ ............            31,446
--------------------------------------------------------------------------------
Total Preferred Stock (cost $5,016,029) ......................         2,797,574
--------------------------------------------------------------------------------
U.S. Government Obligations - 3.2%
                U.S. Treasury Notes:
$  3,250,000      6.125%, due 8/31/02 ........................         3,293,453
   2,465,000      5.25%, due 8/15/03 .........................         2,471,187
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $5,676,854) ..........         5,764,640
--------------------------------------------------------------------------------
Repurchase Agreement - 16.3%
  29,000,000    Deutsche Bank Securities, Inc., 6.05%
                  dated 12/29/00, maturing 1/2/01,
                  to be repurchased at $29,019,494
                  collateralized by $23,529,947 in U.S.
                  Government Agencies, 0%-8.25%,
                  1/2/01-8/6/38; $10,927,507 in U.S.
                  Treasuries, 0%-13.375%, 1/4/01-5/15/30;
                  with respective values of $23,231,506
                  and $6,348,500 (cost $29,000,000) ..........        29,000,000
--------------------------------------------------------------------------------
U.S. Government Agency - 5.6%
                Federal Home Loan Bank System
  10,000,000      6.37%, 1/23/01 (cost $9,960,950) ...........         9,961,325
--------------------------------------------------------------------------------
Total Investments (total cost $191,783,631) - 106.9% .........       190,239,032
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (6.9%)     (12,214,627)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $  178,024,405
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2000

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------

Finland                                    3.0%                   $    5,748,090
Germany                                    1.1%                        2,035,306
Japan                                      0.5%                        1,000,300
Spain                                      0.8%                        1,487,598
Sweden                                     0.4%                          802,882
United Kingdom                             0.1%                          154,860
United States++                           94.1%                      179,009,996
--------------------------------------------------------------------------------
Total                                    100.0%                   $  190,239,032

++Includes Short-Term Securities (73.6% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  23

Janus | Aspen Strategic Value Portfolio

[PHOTO]
David Decker
portfolio manager

Between its inception on May 1, 2000, and December 31, 2000, Janus Aspen Strategic Value Portfolio returned 0.20% for its Institutional Shares and 0.40% for its Service Shares. Within the same eight-month period, the Portfolio's benchmark, the S&P 500 Index, lost 8.39%.(1)

Since the Portfolio opened, we have seen dramatic volatility in the equity markets, tinged with a strong negative bias. The Federal Reserve completed an 18-month rate-hike campaign with a half-point hike in May, but concerns over further moves lingered for months. As investors gained confidence that the Fed was finished raising rates, energy prices surged, contributing to a slowing economic environment. By the end of the fourth quarter, companies were warning about sluggish growth prospects, economic discussions focused on the potential for a recession, and the equity markets were down for the year.

A number of missteps left us disappointed with the Portfolio's overall performance. Forays into technology companies such as Apple Computer, Advanced Micro Devices (AMD) and Winstar Communications hurt returns when the sector tumbled through much of the second half of the year. Nonetheless, we still believe in these companies' intrinsic value.

We purchased computer maker Apple in anticipation of strong returns for its new G4 Cube product. However, lackluster sales led to earnings shortfalls, and the company further suffered when the entire personal computer (PC) industry scaled back sales expectations. I take full responsibility for failing to identify when the company was priced for perfection and the risk heavily outweighed the potential reward.

The PC market downturn also affected semiconductor makers, including AMD. A scrappy No. 2 to industry giant Intel, AMD has built an efficient business with high-quality products across the semiconductor spectrum. Our confidence in the company remains high, so we added to our position during the fourth quarter and believe we will ultimately be rewarded for our commitment.

As we seek out undervalued companies with appealing risk/ reward relationships, situations occasionally arise requiring long-term vision. We apply such focus to the prospects for Winstar, a broadband services company that performed poorly but still excites us. Mired in a slump along with the rest of the telecommunications sector because of market worries over dwindling capital financing, Winstar stands out as a well-funded entity with a viable business plan. Plus, lower interest rates will help the company handle its debt as it builds out its network to the point where the market can fairly value the business operations.

It's well documented that technology's slide carried much of the rest of the market with it, but we still found some bright spots.

We profited from the run-up in natural gas prices with our position in Coastal Corp., a well-managed natural gas exploration and production company. Its pending acquisition by El Paso Electric helped sustain its share price all year, although the combined entity offers plenty of promise as well.

Signs of a slowing economy also lifted Bally Total Fitness, the health club operator. Misunderstood for years, people started to discover it last year as an economic slowdown-proof holding. However, it's a solid business with sound accounting, which some had questioned in the past, and its intrinsic value grew appreciably over the past two years as the company executed its business plan flawlessly. We're also impressed with management's plan for building revenues through a revamped subscription model.

Regardless of the market trends, our focus remains on finding companies with low price to-intrinsic-value ratios and attractive risk/reward conditions. We probe for companies with very little downside in every industry, although this year has taught us that those opportunities are harder to find in technology. Ultimately, by measuring companies based on their inherent values, we hope to consistently offer a Portfolio that offers a steady course in any type of market.

Thank you for your interest and investment in Janus Aspen Strategic Value Portfolio.

Portfolio Asset Mix (% of Assets)                              December 31, 2000
--------------------------------------------------------------------------------
Equities                                                              78.4%
  Foreign                                                              9.2%
  Europe                                                               0.4%
Top 10 Equities (% of Assets)                                         31.1%
Number of Stocks                                                         63
Cash & Cash Equivalents                                               21.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

24  Janus Aspen Series / December 31, 2000

Cumulative Total Return(1)
For the Period Ended December 31, 2000
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/00)
  From Inception                                              0.20%
--------------------------------------------------------------------------------
S&P 500 Index
  From Inception                                            (8.39)%
--------------------------------------------------------------------------------
Service Shares (Inception Date 5/1/00)
  From Inception                                              0.40%
--------------------------------------------------------------------------------
This Portfolio buys stock in overlooked and under appreciated companies of any size, in any sector. Overlooked and under appreciated stocks present special risks.

Performance Overview(1)

Cumulative Total Return
for the periods ended December 31, 2000
Since 5/1/00,* 0.20%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Strategic Value Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Strategic Value Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 2000, through December 31, 2000. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Strategic Value Portfolio - Institutional Shares ($10,020) as compared to the S&P 500 Index ($9,162).

Janus Aspen Strategic Value Portfolio
- Institutional Shares - $10,020

S&P 500 Index - $9,162

*The Portfolio's inception date.
Source - Lipper, Inc. 2000.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stocks - 76.8%
Aerospace and Defense - 0.2%
         175    Boeing Co. ...................................    $       11,550

Apparel Manufacturers - 0.4%
         655    Liz Claiborne, Inc. ..........................            27,264

Automotive - Truck Parts and Equipment - 2.9%
       5,315    Delphi Automotive Systems Corp. ..............            59,794
       2,000    Lear Corp.* ..................................            49,625
       1,735    TRW, Inc. ....................................            67,231

                                                                         176,650

Broadcast Services and Programming - 0.5%
       2,290    AT&T Corp./Liberty Media Group - Class A* ....            31,058

Building Products - Cement and Aggregate - 0.8%
       2,840    Cemex S.A. (ADR) .............................            51,297

Cable Television - 0.5%
         800    Comcast Corp. - Special Class A* .............            33,400

Casino Hotels - 2.3%
       9,080    Park Place Entertainment Corp.* ..............           108,393
       2,150    Station Casinos, Inc.* .......................            32,116

                                                                         140,509

Chemicals - Diversified - 2.7%
       2,195    E.I. du Pont de Nemours and Co. ..............           106,046
       2,665    Lyondell Chemical Co. ........................            40,808
       1,300    Solutia, Inc. ................................            15,600

                                                                         162,454

Chemicals - Specialty - 0.8%
       1,190    Cytec Industries, Inc.* ......................            47,526

Commercial Services - 0.6%
         915    Iron Mountain, Inc.* .........................    $       33,969

Commercial Services - Financial - 1.9%
       1,522    Dun & Bradstreet Corp.* ......................            39,382
       3,045    Moody's Corp. ................................            78,218

                                                                         117,600

Computer Aided Design - 2.5%
       5,565    Cadence Design Systems, Inc.* ................           153,037

Computer Services - 0.6%
       2,455    Unisys Corp.* ................................            35,904

Computers - 0.3%
       1,410    Apple Computer, Inc.* ........................            20,974

Consulting Services - 2.1%
       6,430    Ceridian Corp.* ..............................           128,198

Containers - Paper and Plastic - 1.6%
       5,915    Packaging Corp. of America* ..................            95,379

Cosmetics and Toiletries - 0.3%
         505    Gillette Co. .................................            18,243

Diversified Financial Services - 0.4%
         526    Citigroup, Inc. ..............................            26,859

Diversified Operations - 11.4%
       2,845    Danaher Corp. ................................           194,527
       1,765    Minnesota Mining and Manufacturing Co. .......           212,683
       5,155    Tyco International, Ltd. .....................           286,103

                                                                         693,313

Electric - Integrated - 2.0%
       5,760    Montana Power Co. ............................           119,520

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  25

Janus | Aspen Strategic Value Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Semiconductors - 2.0%
       8,630    Advanced Micro Devices, Inc.* ................    $      119,202

Finance - Consumer Loans - 0%
          25    Household International, Inc. ................             1,375

Finance - Credit Card - 1.3%
       1,430    American Express Co. .........................            78,561

Finance - Investment Bankers/Brokers - 1.3%
       1,150    Merrill Lynch & Company, Inc. ................            78,416

Machinery - Construction and Mining - 0.6%
       2,255    Terex Corp.* .................................            36,503

Medical - Drugs - 1.4%
       1,150    Bristol-Myers Squibb Co. .....................            85,028

Medical - Outpatient and Home Medical Care - 0.6%
       1,200    Apria Healthcare Group, Inc.* ................            35,700

Medical Products - 1.9%
       3,360    Becton, Dickinson and Co. ....................           116,340

Metal - Aluminum - 1.7%
       3,140    Alcoa, Inc. ..................................           105,190

Money Center Banks - 1.0%
       1,065    Bank of New York Company, Inc. ...............            58,775

Networking Products - 1.6%
      11,585    3Com Corp.* ..................................            98,473

Oil Companies - Exploration and Production - 2.1%
         810    Anadarko Petroleum Corp. .....................            57,575
       1,380    Burlington Resources, Inc. ...................            69,690

                                                                         127,265

Oil Companies - Integrated - 6.1%
       4,210    Coastal Corp. ................................           371,796

Oil Refining and Marketing - 1.7%
       9,600    SK Corp. .....................................           105,486

Petrochemicals - 0.7%
       2,468    Reliance Industries, Ltd.+ ...................            40,413

Pipelines - 2.7%
         855    Enron Corp. ..................................            71,072
       1,730    Kinder Morgan, Inc. ..........................            90,284

                                                                         161,356

Printing - Commercial - 0.8%
       1,535    Valassis Communications, Inc.* ...............            48,448

Publishing - Newspapers - 1.5%
       2,335    New York Times Co. - Class A .................            93,546

Recreational Centers - 0.4%
         655    Bally Total Fitness Holding Corp.* ...........            22,188

Retail - Apparel and Shoe - 1.3%
       2,845    Gap, Inc. ....................................            72,548
         280    Ross Stores, Inc. ............................             4,725

                                                                          77,273

Retail - Discount - 1.7%
       1,845    Ames Department Stores, Inc.* ................             2,652
       3,630    TJX Companies, Inc. ..........................           100,732

                                                                         103,384

Retail - Office Supplies - 0.9%
       4,880    Staples, Inc.* ...............................            57,645

Savings/Loan/Thrifts - 0.5%
         520    Washington Mutual, Inc. ......................            27,592

Telecommunication Services - 1.5%
       5,440    McLeodUSA, Inc. - Class A* ...................    $       76,840
         915    Winstar Communications, Inc. .................            10,694

                                                                          87,534

Telephone - Integrated - 3.9%
       3,955    SBC Communications, Inc. .....................           188,851
       1,135    Telefonos de Mexico S.A. (ADR) ...............            51,217

                                                                         240,068

Television - 0.4%
         950    SBS Broadcasting S.A.* .......................            24,878

Toys - 1.9%
       8,135    Mattel, Inc. .................................           117,469

Transportation - Air Freight - 0.5%
         860    CNF, Inc. ....................................            29,079
--------------------------------------------------------------------------------
Total Common Stocks (cost $4,542,306) ........................         4,673,687
--------------------------------------------------------------------------------
Preferred Stock - 1.6%
Telecommunication Services - 1.6%
         230    Winstar Communications, Inc. - Series F
                  convertible, 7.25% (cost $160,692) .........            97,175
--------------------------------------------------------------------------------
Repurchase Agreement - 19.7%
$  1,200,000    Deutsche Bank Securities, Inc., 6.05%
                  dated 12/29/00, maturing 1/2/01,
                  to be repurchased at $1,200,807
                  collateralized by $973,653 in U.S.
                  Government Agencies, 0%-8.25%,
                  1/2/01-8/6/38; $452,173 in U.S.
                  Treasuries, 0%-13.375%, 1/4/01-5/15/30;
                  with respective values of $961,304 and
                  $262,697 (cost $1,200,000) .................         1,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $5,902,998) - 98.1% ............         5,970,862
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.9%            116,723
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $    6,087,585
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2000

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                    4.8%                   $      286,103
India                                      0.7%                           40,413
Luxembourg                                 0.4%                           24,878
Mexico                                     1.7%                          102,514
South Korea                                1.8%                          105,486
United States++                           90.6%                        5,411,468
--------------------------------------------------------------------------------
Total                                    100.0%                   $    5,970,862

++Includes Short-Term Securities (70.5% excluding Short-Term Securities)

See Notes to Schedules of Investments.

26  Janus Aspen Series / December 31, 2000

                                    Janus | Aspen International Growth Portfolio

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager(2)

For the 12 months ended December 31, 2000, Janus Aspen International Growth Portfolio returned a loss of 15.94% for its Institutional Shares and a loss of 16.14% for its Service Shares. This compares with a 14.17% loss posted by its benchmark, the Morgan Stanley Capital International EAFE Index.(1)

Clearly, it was a difficult year for international markets as interest rate uncertainty, rising energy costs, currency troubles and fears of a slowdown in corporate earnings combined to create an extremely volatile environment for stocks. Fast-growing companies bore the brunt of the sell-off, sending the tech-heavy Nasdaq Composite Index down more than 39% during the period. This mood was echoed in Europe and Japan, where economic growth is also thought to be weakening. And while European markets turned in mixed results for the period, emerging markets finished lower. Although many of the fast-growing sectors in which we participate were among those hit hardest by the increase in volatility, a number of our companies were able to navigate the difficult environment to post gains.

In March, some of the market's more speculative and overpriced companies in technology and telecommunications fell substantially as investors revisited their assumptions concerning the durability of their business models. To this day, a number of firms with outstanding growth prospects and intact business models remain under pressure. Meanwhile, some profitable companies with defensible franchises and strong, improving fundamentals have emerged from the correction even stronger. Internet security firm Check Point Software Technologies is one of those companies. Check Point's best-of-breed Web security products received an increasing amount of attention throughout the year as several well-publicized Internet security breeches heightened the need for network security software. In turn, the company posted strong results.

Our decision to increase our exposure to optical networking companies like France's Alcatel and Japan's Furukawa Electric during the period proved to be well considered. Immense growth in demand for fiber-optic components, which is being driven by a rapid increase in demand for telecommunications bandwidth worldwide, allowed these companies to post gains despite a relatively sharp pull-back as the year drew to a close. On a fundamental basis, Alcatel's showing was strong. At the same time, the recently-completed spin-off of the company's optical components business - which promises to unlock the unit's value and provide Alcatel with greater strategic flexibility - drew further attention to the shares.

An area of disappointment for the Portfolio was wireless. Although these companies gained substantially during the first few months of the period, the auction of licenses to operate next-generation wireless networks in Europe late last spring marked a turning point for cellular operators. Vodafone Group, together with other service providers in the Portfolio, declined as the high prices paid for wireless spectrum gave rise to concerns that mobile operators in Europe and elsewhere will have trouble recouping the cost of their investment. Japan's NTT DoCoMo also traded lower, hurt by concerns of a slowdown in worldwide cellular subscriber growth. We still view the company as a pioneer in the so-called third-generation (3-G) infrastructure technology that is rapidly emerging as the global standard for wireless and wireless data communications. Furthermore, we believe DoCoMo's recent acquisition of a sizeable stake in U.S.-based AT&T Wireless will fill a gap in the company's international strategy.

Another disappointment was Korean electronics giant Samsung Electronics. This dominant provider of computer-related components fell on concerns that demand for personal computers (PCs) had slowed sharply. A series of earnings disappointments in November and December from PC stalwarts including
Hewlett-Packard, Gateway and even the once-venerable Microsoft reinforced the point, and investors responded by bidding Samsung's shares lower.

In closing, we endured a number of significant setbacks during the year and are obviously disappointed with our performance. Although we successfully trimmed our exposure to several of our most successful investments when valuations became overextended, in retrospect we would have been wise to react more aggressively to the rapidly changing environment. However, the steep declines registered by a number of high-quality companies in recent months have left many stocks - both in technology and elsewhere - trading at much more attractive valuations, and we are therefore cautiously optimistic about the coming year.

Going forward, we remain steadfast in our belief that the best way to navigate even the most uncertain environment is through the same detailed, hands-on research that has allowed us to post consistently strong long-term results.

Thank  you  for  your  continued   confidence  and  investment  in  Janus  Aspen
International Growth Portfolio.

Portfolio Asset Mix (% of Assets)    December 31, 2000        December 31, 1999
--------------------------------------------------------------------------------
Equities                                     82.2%                    90.3%
  Foreign                                    79.2%                    82.0%
Top 10 Equities                              27.4%                    31.8%
Number of Stocks                               101                      123
Cash & Cash Equivalents                      17.8%                     9.7%
--------------------------------------------------------------------------------

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2)  Effective 12/31/00 Laurence Chang is no longer the co-portfolio  manager of
     Janus  Aspen  International  Growth  Portfolio,   and  Brent  Lynn  is  the
     co-portfolio manager of the Portfolio.

Past performance does not guarantee future results.

                                      Janus Aspen Series / December 31, 2000  27

Average Annual Total Return(1)
For the Periods Ended December 31, 2000
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/2/94)
  1 Year                                                   (15.94)%
  5 Year                                                     23.45%
  From Inception                                             20.32%
--------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index
  1 Year                                                   (14.17)%
  5 Year                                                      7.13%
  From Inception Date of Institutional Shares                 6.99%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                   (16.14)%
  5 Year                                                     23.00%
  From Portfolio Inception                                   20.32%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 2000
One Year, (15.94)%
Five Year, 23.45%
Since 5/2/94,* 20.32%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen International Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International EAFE Index. Janus Aspen International Growth Portfolio - Institutional Shares is represented by a shaded area of green. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through December 31, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Aspen International Growth Portfolio - Institutional Shares ($34,324) as compared to the Morgan Stanley Capital International EAFE Index ($15,680).

Janus Aspen International Growth Portfolio
- Institutional Shares - $34,324

Morgan Stanley Capital
International EAFE Index - $15,680

*The Portfolio's inception date.
Source - Lipper, Inc. 2000.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 81.1%
Advertising Sales - 0.5%
     543,369    Havas Advertising S.A.** .....................    $    7,856,170

Advertising Services - 1.6%
   1,973,135    WPP Group PLC** ..............................        25,701,947

Aerospace and Defense - 0.5%
     207,063    Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) .....................         8,230,754

Applications Software - 1.1%
      38,213    Infosys Technologies, Ltd. ...................         4,670,654
   3,000,140    Sage Group PLC** .............................        13,747,345

                                                                      18,417,999

Audio and Video Products - 0.9%
     223,000    Sony Corp.** .................................        15,426,441

Automotive - Cars and Light Trucks - 0.5%
     275,230    BMW A.G.** ...................................         8,992,290

Beverages - Wine and Spirits - 1.6%
     409,425    Louis Vuitton Moet Hennessy S.A.** ...........        27,099,343

Brewery - 0.2%
     113,188    Interbrew Brews Beer Co.*,**,+ ...............         3,944,606

Broadcast Services and Programming - 1.4%
     501,631    Grupo Televisa S.A. (GDR)* ...................        22,542,043

Building Products - Doors and Windows - 0.2%
     273,000    Nippon Sheet Glass** .........................         3,332,416

Cable Television - 0.1%
     102,942    Rogers Communications, Inc. - Class B** ......    $    1,733,967

Cellular Telecommunications - 8.5%
   3,464,000    China Mobile, Ltd.*,** .......................        18,918,997
   1,217,843    China Mobile, Ltd. (ADR)*,** .................        33,033,991
       2,802    NTT DoCoMo, Inc.** ...........................        48,335,716
     370,941    SK Telecom Company, Ltd. (ADR)** .............         8,740,297
     185,509    Telesp Celular Participacoes S.A. (ADR) ......         5,008,743
   7,416,010    Vodafone Group PLC** .........................        27,196,596

                                                                     141,234,340

Chemicals - Specialty - 0.5%
     152,390    Syngenta A.G.*,** ............................         8,181,392

Computer Services - 0.1%
      12,084    Atos S.A.** ..................................           850,878

Computers - 0.8%
  21,122,000    Legend Holdings, Ltd.** ......................        13,269,109

Computers - Integrated Systems - 0%
      70,898    Psion PLC** ..................................           303,425

Consumer Products - 0.2%
      62,841    Unilever N.V.** ..............................         3,976,475

Diversified Operations - 3.1%
     340,224    Bombardier, Inc. - Class B** .................         5,243,771
   3,560,000    Citic Pacific, Ltd.** ........................        12,619,896
     361,931    Granada Compass PLC*,** ......................         3,938,656
     532,595    Tyco International, Ltd. .....................        29,559,022

                                                                      51,361,345

See Notes to Schedules of Investments.

28  Janus Aspen Series / December 31, 2000

                                    Janus | Aspen International Growth Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Electric - Generation - 0.3%
      90,135    AES Corp. ....................................    $    4,991,226

Electric Products - 0.4%
      51,200    Samsung Electronics** ........................         6,394,939

Electronic Components - 1.2%
     147,783    Koninklijke (Royal) Philips Electronics N.V.**         5,413,860
      87,886    Koninklijke (Royal) Philips Electronics N.V.
                  - New York Shares** ........................         3,185,867
     630,000    NEC Corp.** ..................................        11,529,770

                                                                      20,129,497

Electronic Components - Semiconductors - 1.9%
       5,560    Celestica, Inc.*,** ..........................           299,839
     160,215    Celestica, Inc. - New York Shares*,** ........         8,691,664
      15,600    Rohm Company, Ltd.** .........................         2,964,273
     219,537    STMicroelectronics N.V.** ....................         9,584,202
     227,579    STMicroelectronics N.V.
                  - New York Shares** ........................         9,743,226

                                                                      31,283,204

Electronic Security Devices - 0.5%

   3,399,775    Chubb PLC*,** ................................         8,024,168

Finance - Investment Bankers/Brokers - 0.1%
   1,166,406    Scoot.com PLC*,** ............................         1,184,817

Food - Diversified - 0.6%
     532,854    Orkla A.S.A ..................................        10,513,855

Human Resources - 0.3%
     642,468    Capita Group PLC** ...........................         4,798,597

Identification Systems and Devices - 0.2%
     305,209    Gemplus International S.A.*,** ...............         2,722,176

Internet Security - 1.4%
     179,504    Check Point Software Technologies, Ltd.* .....        23,975,003

Investment Companies - 1.7%
   1,857,008    Investor A.B. - Class B ......................        27,750,221

Machinery - Electrical - 1.9%
     433,552    Schneider Electric S.A.** ....................        31,626,964

Medical - Biomedical and Genetic - 3.6%
     349,424    Cambridge Antibody Technology
                  Group PLC*,** ..............................        19,782,660
     341,364    Oxford GlycoSciences PLC*,** .................         7,699,941
      33,999    Serono S.A. - Class B** ......................        32,729,716

                                                                      60,212,317

Medical - Drugs - 3.5%
     222,386    AstraZeneca Group PLC** ......................        11,211,765
     157,409    Pharmacia Corp. ..............................         9,601,949
         535    Roche Holding A.G ............................         5,450,701
     454,000    Shionogi & Co., Ltd.** .......................         9,262,870
     371,000    Takeda Chemical Industries, Ltd.** ...........        21,961,116
      35,000    Yamanouchi Pharmaceutical Company, Ltd.** ....         1,514,010

                                                                      59,002,411

Medical Products - 0.3%
       5,904    Synthes-Stratec, Inc.**,+ ....................         4,351,248

Metal Processors and Fabricators - 0.7%
     613,226    Assa Abloy A.B. - Class B ....................        11,990,864

Money Center Banks - 2.1%
   2,365,443    Banco Bilbao Vizcaya Argentaria S.A.** .......        35,199,544

Multi-Line Insurance - 6.0%
     703,050    Aegon N.V.** .................................        29,082,115
      88,831    Axa** ........................................        12,843,416
      95,616    Zurich Financial Services A.G.** .............        57,646,990

                                                                      99,572,521

Multimedia - 0.9%
      96,132    Corus Entertainment, Inc. - Class B*,** ......    $    2,496,091
     318,997    Shaw Communications, Inc. - Class B** ........         7,433,313
      62,678    Vivendi Universal S.A.** .....................         4,093,657

                                                                      14,023,061

Network Software - 1.6%
   3,865,624    Dimension Data Holdings PLC*,** ..............        26,100,618

Oil Companies - Integrated - 3.7%
     302,550    Petroleo Brasileiro S.A. (ADR)* ..............         7,639,388
     789,868    Petroleo Brasileiro S.A. (ADR)
                  - Preference Shares* .......................        18,543,731
     238,648    Total Fina Elf** .............................        35,490,185

                                                                      61,673,304

Optical Supplies - 0.2%
      46,000    Hoya Corp.** .................................         3,383,537

Petrochemicals - 1.2%
   2,693,184    Reliance Industries, Ltd. ....................        19,558,466

Publishing - Newspapers - 0.1%
     154,000    Singapore Press Holdings, Ltd.** .............         2,273,542

Publishing - Periodicals - 0.5%
     299,243    Wolters Kluwer N.V.** ........................         8,158,605

Recycling - 1.4%
   1,195,180    Tomra Systems A.S.A ..........................        23,175,757

Security Services - 0.6%
     561,713    Securitas A.B. - Class B .....................        10,418,042

Semiconductor Components/Integrated Circuits - 0.6%
   4,003,000    Taiwan Semiconductor
                  Manufacturing Company, Ltd.* ...............         9,619,686

Soap and Cleaning Preparations - 0.9%
   1,065,293    Reckitt Benckiser PLC** ......................        14,672,116

Telecommunication Equipment - 10.0%
     255,257    Alcatel S.A.** ...............................        14,498,675
     128,956    Comverse Technology, Inc.* ...................        14,007,846
   1,532,760    Datacraft Asia, Ltd.*,** .....................         7,234,627
     302,211    Himachal Futuristic Communications, Ltd.* ....         8,267,424
   1,064,444    Nokia Oyj** ..................................        47,469,178
     977,043    Nokia Oyj (ADR)** ............................        42,501,370
      41,082    Nortel Networks Corp.** ......................         1,319,704
     250,686    Nortel Networks Corp. - New York Shares** ....         8,037,620
   1,053,144    Telefonaktiebolaget L.M. Ericsson A.B. (ADR) .        11,782,049
     893,818    Telefonaktiebolaget L.M. Ericsson A.B.
                  - Class B ..................................        10,183,361

                                                                     165,301,854

Telecommunication Equipment - Fiber Optics - 1.2%
      57,145    Completel Europe N.V.*,** ....................           196,897
     487,577    JDS Uniphase Corp.* ..........................        20,325,866

                                                                      20,522,763

Telecommunication Services - 3.2%
     372,868    Amdocs, Ltd.*,** .............................        24,702,505
   1,169,132    COLT Telecom Group PLC*,** ...................        25,148,888
     465,041    Energis PLC*,** ..............................         3,099,049

                                                                      52,950,442

Telephone - Integrated - 4.2%
         530    Nippon Telegraph & Telephone Corp.** .........         3,819,526
   1,285,419    Telefonica S.A.*,** ..........................        21,239,910
      52,451    Telefonica S.A. (ADR)*,** ....................         2,622,550
     901,030    Telefonos de Mexico S.A. (ADR) ...............        40,658,979
      85,963    Versatel Telecom International N.V.*,** ......           766,709

                                                                      69,107,674

Television - 0.5%
   1,460,000    Television Broadcasts, Ltd.** ................         7,674,451

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  29

Janus | Aspen International Growth Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Tobacco - 0.3%
         562    Japan Tobacco, Inc.** ........................    $    4,360,174

Wire and Cable Products - 1.5%
   1,379,000    Furukawa Electric Company, Ltd.** ............        24,090,231
--------------------------------------------------------------------------------
Total Common Stock (cost $1,317,643,955) .....................     1,343,242,835
--------------------------------------------------------------------------------
Preferred Stock - 1.1%
Automotive - Cars and Light Trucks - 0.5%
       2,299    Porsche A.G.** ...............................         7,489,688

Investment Management and Advisory Service - 0.4%
      58,346    Marschollek, Lautenschlaeger und
                  Partner A.G.** .............................         6,381,640

Telephone - Integrated - 0.2%
      51,948    Telecomunicacoes Brasileiras S.A. (ADR) ......         3,785,710
--------------------------------------------------------------------------------
Total Preferred Stock (cost $10,879,514) .....................        17,657,038
--------------------------------------------------------------------------------
Repurchase Agreement - 17.5%
$289,500,000    Deutsche Bank Securities, Inc., 6.05%
                  dated 12/29/00, maturing 1/2/01,
                  to be repurchased at $289,694,608
                  collateralized by $234,893,777 in U.S.
                  Government Agencies, 0%-8.25%,
                  1/2/01-8/6/38; $109,086,666 in U.S.
                  Treasuries, 0%-13.375%, 1/4/01-5/15/30;
                  with respective values of $231,914,521
                  and $63,375,539 (cost $289,500,000) ........       289,500,000
--------------------------------------------------------------------------------
U.S. Government Agency - 3.0%
                Fannie Mae
  50,000,000      6.39%, 1/10/01
                  (amortized cost $49,920,125) ...............        49,920,125
--------------------------------------------------------------------------------
Total Investments (total cost $1,667,943,594) - 102.7% .......     1,700,319,998
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.7%)     (44,442,125)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $1,655,877,873
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2000

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Belgium                                    0.3%                   $    3,944,606
Bermuda                                    1.7%                       29,559,022
Brazil                                     2.5%                       43,208,326
Canada                                     2.1%                       35,255,969
Finland                                    5.3%                       89,970,548
France                                     9.2%                      156,408,892
Germany                                    1.3%                       22,863,618
Hong Kong                                  5.0%                       85,516,444
India                                      1.9%                       32,496,544
Israel                                     1.4%                       23,975,003
Japan                                      8.8%                      149,980,080
Mexico                                     3.7%                       63,201,022
Netherlands                                3.0%                       50,780,528
Norway                                     2.0%                       33,689,612
Singapore                                  0.6%                        9,508,169
South Korea                                0.9%                       15,135,236
Spain                                      3.5%                       59,062,004
Sweden                                     4.2%                       72,124,537
Switzerland                                6.4%                      108,360,047
Taiwan                                     0.6%                        9,619,686
United Kingdom                            12.8%                      217,313,093
United States++                           22.8%                      388,347,012
--------------------------------------------------------------------------------
Total                                    100.0%                   $1,700,319,998

++Includes Short-Term Securities (2.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2000

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/5/01             16,992,000       $  25,418,333     $  (494,467)
British Pound 4/27/01             5,524,000           8,264,456        (276,376)
British Pound 5/8/01              5,340,000           7,989,708        (409,578)
Canadian Dollar 5/7/01            4,342,000           2,900,468           50,228
Canadian Dollar 8/10/01           3,923,000           2,623,729         (78,805)
Euro 1/19/01                      2,913,000           2,740,550           12,584
Euro 3/22/01                     14,900,000          14,052,190        (963,591)
Euro 4/5/01                         500,000             471,750          (9,195)
Euro 4/27/01                     17,500,000          16,523,500      (1,568,390)
Euro 5/7/01                      35,645,000          33,666,702      (2,928,745)
Euro 8/10/01                      3,500,000           3,315,200        (272,475)
Hong Kong Dollar
  3/16/01                       234,011,000          30,039,152          (4,311)
Hong Kong Dollar
  5/7/01                        164,099,000          21,074,268        (154,986)
Hong Kong Dollar
  5/10/01                        92,186,000          11,838,905         (11,023)
Hong Kong Dollar
  6/27/01                        58,648,000           7,535,204          (6,934)
Japanese Yen 1/19/01             33,985,000             297,937           33,140
Japanese Yen 4/5/01             155,360,000           1,378,655           10,323
Japanese Yen 4/12/01          1,839,700,000          16,342,749          649,153
Japanese Yen 4/27/01          1,193,255,000          10,624,362          379,405
Japanese Yen 5/7/01           1,429,000,000          12,742,773        1,122,440
Japanese Yen 8/10/01          1,326,030,000          11,991,937          574,851
Singapore Dollar 7/16/01          1,000,000             587,199           28,362
South Korean Won
  1/26/01                       420,000,000             331,898           42,434
South Korean Won
  2/8/01                      1,247,000,000             985,381          128,151
South Korean Won
  2/15/01                     1,750,000,000           1,382,798          181,448
South Korean Won
  2/22/01                     1,270,000,000           1,003,477          131,465
South Korean Won
  3/1/01                      1,550,000,000           1,224,667          157,410
South Korean Won
  3/8/01                      1,360,000,000           1,074,504          138,969
South Korean Won
  5/15/01                     3,500,000,000           2,764,941          370,057
Swiss Franc 3/22/01              20,245,000          12,613,707        (648,069)
--------------------------------------------------------------------------------
Total                                              $263,801,100     $(3,716,525)

See Notes to Schedules of Investments.

30  Janus Aspen Series / December 31, 2000

                                        Janus | Aspen Worldwide Growth Portfolio

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

For the 12 months ended December 31, 2000, Janus Aspen Worldwide Growth Portfolio returned a loss of 15.67% for its Institutional Shares and a loss of 15.99% for its Service Shares. This compares with a 13.18% loss posted by its benchmark, the Morgan Stanley Capital International World Index.(1)

Developments in the U.S. largely set the tone for worldwide markets during the year, with major markets in Europe and Asia generally following U.S. stocks higher during the first two months of the period. However, worldwide markets retreated in mid-March when sentiment turned against fast-growing stocks of the Nasdaq Composite Index. Rising energy prices, higher interest rates and signs of an economic slowdown then took over, keeping a lid on equities and forcing most major benchmarks into negative territory for the year. While European markets ended the period mixed, dollar-based returns were pressured due to the decline of the euro. Japanese stocks mirrored the still-sluggish economy, while emerging markets were notably poor performers. Some, such as Korea, traded near lows touched during the 1998 Asian crisis.

While many of the fast-growing sectors in which we participate were hit hard, a number of our companies held up well. Examples included optical laser manufacturer Furukawa Electric of Japan and fiber-optic standout Alcatel of France. Although volatility in these stocks increased markedly as the year drew to a close, both companies managed to hold onto gains won earlier in the period.

Israel's Check Point Software Technologies, an Internet security software firm, also finished higher. A steep decline in technology-related shares that began in March made investors much more selective in deciding which Internet-related companies deserve funding and which do not. Some of the market's more speculative and overpriced companies fell substantially as a result. However, Check Point, with its proven market leadership, solid profitability and improving fundamentals, emerged from the correction relatively intact. We believe security requirements will intensify as corporations expand their intranets and virtual private networks, and as the Web becomes increasingly embedded as a transaction and communication tool for businesses globally. Check Point's solid performance reflects these emerging trends.

Unfortunately, the sell-off in technology stocks proved too powerful for several of our U.S.-based technology holdings, including Cisco Systems. While Cisco has carved out a unique and profitable niche in the Internet infrastructure market and continues to demonstrate strong business fundamentals, it was unable to shrug off industry-related concerns and finished the year lower.

Other disappointments included several of our wireless holdings. These companies gained substantially during the first few months of the period only to be hit hard by concerns that the industry's outstanding growth rate was slowing. Vodafone Group, one of our most notable disappointments, came under additional pressure when the high prices paid for licenses to operate next-generation networks gave rise to concerns that mobile operators in Europe and elsewhere will have trouble recouping the cost of their investment. Japan's NTT DoCoMo and Finland's Nokia were also hurt by concerns of a slowdown in worldwide cellular subscriber growth. However, we still view DoCoMo as a pioneer in the so-called third-generation (3-G) infrastructure technology that is rapidly emerging as the global standard for wireless and wireless data communications. Furthermore, we believe DoCoMo's recent acquisition of a sizeable stake in U.S.-based AT&T Wireless will fill a gap in the company's international strategy. As for Nokia, following a sharp decline in July, the stock retraced lost ground at year-end when it became evident that the global handset leader had turned industry difficulties to its advantage by taking market share from key competitors. Nevertheless, Nokia still finished the period lower.

There is no question that it has been a difficult year. Although we successfully trimmed our exposure to several companies when valuations became overextended, in retrospect we should have reacted more aggressively to the rapidly changing environment. Still, we are confident that many of the secular trends in which we have invested - such as rapidly increasing demand for bandwidth and data storage needs and the increasing ubiquity of wireless communications - remain intact. Furthermore, we believe a slowdown in economic activity in the U.S. and overseas will generate a much more benign interest rate environment than that which persisted in 2000, a trend that should work to the benefit of many of our fastest-growing stocks. Nonetheless, during periods of extreme market volatility our strategy has been to remain highly selective in choosing stocks while paying increasingly close attention to valuation and the underlying business fundamentals of our investments.

Thank you for your continued investment and confidence in Janus Aspen Worldwide Growth Portfolio.

Portfolio Asset Mix (% of Assets)    December 31, 2000        December 31, 1999
--------------------------------------------------------------------------------
Equities                                     82.1%                    90.4%
  Foreign                                    52.5%                    61.2%
Top 10 Equities                              25.0%                    34.3%
Number of Stocks                               116                      130
Cash & Cash Equivalents                      17.9%                     9.6%
--------------------------------------------------------------------------------

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

                                      Janus Aspen Series / December 31, 2000  31

Average Annual Total Return(1)
For the Periods Ended December 31, 2000
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                   (15.67)%
  5 Year                                                     23.02%
  From Inception                                             22.28%
--------------------------------------------------------------------------------
Morgan Stanley Capital International World Index
  1 Year                                                   (13.18)%
  5 Year                                                     12.12%
  From Inception Date of Institutional Shares                11.82%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                   (15.99)%
  5 Year                                                     22.65%
  From Portfolio Inception                                   21.93%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 2000
One Year, (15.67)%
Five Year, 23.02%
Since 9/13/93,* 22.28%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International World Index. Janus Aspen Worldwide Growth Portfolio - Institutional Shares is represented by a shaded area of green. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares ($43,405) as compared to the Morgan Stanley Capital International World Index ($22,609).

Janus Aspen Worldwide Growth Portfolio
- Institutional Shares - $43,405

Morgan Stanley
Capital International
World Index - $22,609

*The Portfolio's inception date.
Source - Lipper, Inc. 2000.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 81.2%
Advertising Services - 0.4%
   2,490,398    WPP Group PLC** ..............................    $   32,439,787

Aerospace and Defense - 1.4%
   1,603,080    Boeing Co. ...................................       105,803,280
Applications Software - 0.4%
      68,300    Infosys Technologies, Ltd. ...................         8,348,093
   5,301,052    Sage Group PLC** .............................        24,290,664

                                                                      32,638,757

Athletic Footwear - 0.1%
      90,760    Nike, Inc. - Class B .........................         5,065,542

Audio and Video Products - 1.2%
   1,376,800    Sony Corp.** .................................        95,242,710

Automotive - Cars and Light Trucks - 0.6%
   1,406,575    BMW A.G.** ...................................        45,955,492

Beverages - Wine and Spirits - 1.2%
   1,400,934    Louis Vuitton Moet Hennessy S.A.** ...........        92,726,118

Brewery - 0.2%
     549,474    Interbrew Brews Beer Co.*,**,+ ...............        19,149,190

Broadcast Services and Programming - 1.9%
   2,011,850    AT&T Corp./Liberty Media Group - Class A* ....        27,285,716
   1,130,286    Clear Channel Communications, Inc.* ..........        54,748,228
   1,541,749    Grupo Televisa S.A. (GDR)* ...................        69,282,346

                                                                     151,316,290

Cable Television - 1.0%
   1,787,392    Comcast Corp. - Special Class A* .............    $   74,623,616
     291,301    Rogers Communications, Inc. - Class B** ......         4,906,708

                                                                      79,530,324

Cellular Telecommunications - 7.0%
  12,110,000    China Mobile Ltd.*,** ........................        66,140,028
   4,900,808    China Mobile, Ltd. (ADR)*,** .................       132,934,417
      11,916    NTT DoCoMo, Inc.** ...........................       205,556,170
     626,444    SK Telecom Company, Ltd. (ADR)** .............        14,760,587
  21,860,063    Vodafone Group PLC** .........................        80,167,004
   1,269,523    Vodafone Group PLC (ADR)** ...................        45,464,792

                                                                     545,022,998

Chemicals - Diversified - 0.3%
     513,015    E.I. du Pont de Nemours and Co. ..............        24,785,037

Chemicals - Specialty - 0.3%
     601,517    Praxair, Inc. ................................        26,692,317

Commercial Services - Financial - 0.4%
     633,326    Paychex, Inc. ................................        30,795,477

Computer Services - 0.1%
      75,275    Atos S.A.** ..................................         5,300,384

Computers - 0%
   2,730,000    Legend Holdings, Ltd.** ......................         1,715,021

Computers - Memory Devices - 1.3%
   1,545,101    EMC Corp.* ...................................       102,749,216

See Notes to Schedules of Investments.

32  Janus Aspen Series / December 31, 2000

                                        Janus | Aspen Worldwide Growth Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Consumer Products - 0.3%
     357,587    Unilever N.V.** ..............................    $   22,627,517

Cosmetics and Toiletries - 1.0%
     332,725    Colgate-Palmolive Co. ........................        21,477,399
   1,227,700    Estee Lauder Companies, Inc. - Class A .......        53,788,606

                                                                      75,266,005

Diversified Financial Services - 1.3%
   1,910,319    Citigroup, Inc. ..............................        97,545,664

Diversified Operations - 5.5%
  13,343,000    Citic Pacific, Ltd.** ........................        47,299,794
   4,106,988    General Electric Co. .........................       196,878,737
   1,817,117    Granada Compass PLC*,** ......................        19,774,485
     622,240    Honeywell International, Inc. ................        29,439,730
   2,409,717    Tyco International, Ltd. .....................       133,739,294

                                                                     427,132,040

Electric - Generation - 0%
      22,035    AES Corp. ....................................         1,220,188

Electric Products - 0.4%
     240,720    Samsung Electronics** ........................        30,066,204

Electronic Components - 1.2%
     190,131    Koninklijke (Royal) Philips Electronics N.V. **        6,965,230
     748,781    Koninklijke (Royal) Philips Electronics N.V.
                  - New York Shares** ........................        27,143,311
   2,019,000    NEC Corp.** ..................................        36,950,167
     342,360    Sanmina Corp.* ...............................        26,233,335

                                                                      97,292,043

Electronic Components - Semiconductors - 3.2%
      48,375    Celestica, Inc.*,** ..........................         2,608,758
     921,783    Celestica, Inc. - New York Shares*,** ........        50,006,728
   1,219,539    Lattice Semiconductor Corp.* .................        22,409,029
     118,450    PMC-Sierra, Inc.* ............................         9,313,131
      95,200    Rohm Company, Ltd.** .........................        18,089,663
   1,359,205    STMicroelectronics N.V.** ....................        59,338,041
      85,835    STMicroelectronics N.V.
                  - New York Shares** ........................         3,674,811
   1,716,495    Texas Instruments, Inc. ......................        81,318,951

                                                                     246,759,112

Finance - Credit Card - 0.3%
     440,002    American Express Co. .........................        24,172,610

Finance - Investment Bankers/Brokers - 0.5%
     359,455    Goldman Sachs Group, Inc. ....................        38,439,219

Human Resources - 0.4%
   4,386,693    Capita Group PLC** ...........................        32,764,232

Internet Security - 0.6%
     372,608    Check Point Software Technologies, Ltd.* .....        49,766,456

Machinery - Electrical - 1.2%
   1,321,621    Schneider Electric S.A.** ....................        96,410,256

Medical - Biomedical and Genetic - 0.4%
     398,746    Human Genome Sciences, Inc.* .................        27,638,082
      37,403    Millennium Pharmaceuticals, Inc.* ............         2,314,311

                                                                      29,952,393

Medical - Drugs - 7.1%
     384,425    Abbott Laboratories ..........................    $   18,620,586
     243,785    American Home Products Corp. .................        15,492,537
   1,187,302    AstraZeneca Group PLC** ......................        59,858,761
     261,167    Aventis S.A.** ...............................        22,925,837
     518,570    Bristol Meyers Squibb Co. ....................        38,341,769
   2,265,844    Pfizer, Inc. .................................       104,228,824
     849,612    Pharmacia Corp. ..............................        51,826,332
       5,849    Roche Holding A.G.** .........................        59,590,934
     217,609    Sepracor, Inc.* ..............................        17,435,921
      83,413    Serono S.A. - Class B** ......................        80,298,945
   1,130,000    Takeda Chemical Industries, Ltd.** ...........        66,889,652
     308,000    Yamanouchi Pharmaceutical Company, Ltd.** ....        13,323,289

                                                                     548,833,387

Medical Instruments - 1.6%
     751,380    Guidant Corp. ................................        40,527,559
   1,322,224    Medtronic, Inc. ..............................        79,829,274

                                                                     120,356,833

Medical Products - 1.0%
     378,003    Johnson & Johnson ............................        39,713,940
      49,518    Synthes-Stratec, Inc.**,+ ....................        36,494,766

                                                                      76,208,706

Metal Processors and Fabricators - 1.1%
   4,531,262    Assa Abloy A.B. - Class B ....................        88,603,139

Money Center Banks - 1.8%
   9,330,763    Banco Bilbao Vizcaya Argentaria S.A.** .......       138,848,666

Multi-Line Insurance - 2.6%
     979,283    Aegon N.V.** .................................        40,508,671
     451,646    Axa** ........................................        65,300,149
     153,514    Zurich Financial Services A.G.** .............        92,553,757

                                                                     198,362,577

Multimedia - 3.3%
   1,786,341    Shaw Communications, Inc. - Class B** ........        41,625,567
   1,946,069    Time Warner, Inc. ............................       101,662,645
   1,358,501    Viacom, Inc. - Class B* ......................        63,509,922
     475,068    Vivendi Universal S.A.** .....................        31,027,879
     653,415    Walt Disney Co. ..............................        18,908,196

                                                                     256,734,209

Network Software - 1.2%
  13,368,848    Dimension Data Holdings PLC*,** ..............        90,266,201

Networking Products - 3.2%
   6,432,495    Cisco Systems, Inc.* .........................       246,042,934

Oil Companies - Integrated - 3.0%
   1,605,510    Petroleo Brasileiro S.A. (ADR)* ..............        40,539,127
   3,043,787    Petroleo Brasileiro S.A. (ADR)
                  - Preference Shares* .......................        71,458,987
   1,453,379    Repsol - YPF S.A.** ..........................        23,223,823
     671,724    Total Fina Elf** .............................        99,894,443

                                                                     235,116,380

Optical Supplies - 0.2%
     255,000    Hoya Corp.** .................................        18,756,563

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  33

Janus | Aspen Worldwide Growth Portfolio

Shares or Principal Amount                                          Market Value
================================================================================
Petrochemicals - 0.6%
   6,893,479    Reliance Industries, Ltd. ....................    $   50,061,887

Publishing - Periodicals - 0.4%
   1,088,410    Wolters Kluwer N.V.** ........................        29,674,569

Retail - Apparel and Shoe - 1.4%
   4,120,219    Gap, Inc. ....................................       105,065,585

Retail - Discount - 1.3%
   1,874,450    Wal-Mart Stores, Inc. ........................        99,580,156

Security Services - 0.7%
   2,932,228    Securitas A.B. - Class B .....................        54,383,775

Semiconductor Components/Integrated Circuits - 0.2%
     311,740    Linear Technology Corp. ......................        14,417,975

Telecommunication Equipment - 9.2%
     801,617    Alcatel S.A.** ...............................        45,532,089
     596,781    Comverse Technology, Inc.* ...................        64,825,336
     904,869    Himachal Futuristic Communications, Ltd. .....        24,754,016
   5,188,689    Nokia Oyj** ..................................       231,391,039
   4,502,811    Nokia Oyj (ADR)** ............................       195,872,279
   1,085,151    Nortel Networks Corp. - New York Shares** ....        34,792,654
   3,546,053    Telefonaktiebolaget L.M. Ericsson A.B. (ADR) .        39,671,468
   6,616,938    Telefonaktiebolaget L.M. Ericsson A.B.
                  - Class B ..................................        75,387,457

                                                                     712,226,338

Telecommunication Equipment - Fiber Optics - 1.2%
     693,414    Corning, Inc. ................................        36,620,927
     912,211    JDS Uniphase Corp.* ..........................        38,027,796
     124,840    SDL, Inc.* ...................................        18,499,727

                                                                      93,148,450

Telecommunication Services - 1.8%
   1,344,870    Amdocs, Ltd.*,** .............................        89,097,637
   2,517,327    COLT Telecom Group PLC*,** ...................        54,149,552

                                                                     143,247,189

Telephone - Integrated - 3.0%
       1,104    Nippon Telegraph & Telephone Corp.** .........         7,956,145
   2,940,791    Telefonica S.A.*,** ..........................        48,592,821
     361,110    Telefonica S.A. (ADR)*,** ....................        18,055,500
   3,527,616    Telefonos de Mexico S.A. (ADR) ...............       159,183,672

                                                                     233,788,138

Television - 0.2%
   2,373,000    Television Broadcasts, Ltd.** ................        12,473,612

Wire and Cable Products - 1.0%
   4,464,000    Furukawa Electric Company, Ltd.** ............        77,983,170
--------------------------------------------------------------------------------
Total Common Stock (cost $5,429,714,429) .....................     6,310,522,318
--------------------------------------------------------------------------------
Preferred Stock - 0.9%
Automotive - Cars and Light Trucks - 0.5%
      11,457    Porsche A.G.** ...............................        37,324,644

Telephone - Integrated - 0.4%
     442,274    Telecomunicacoes Brasileiras S.A. (ADR) ......        32,230,718
--------------------------------------------------------------------------------
Total Preferred Stock (cost $64,901,695) .....................        69,555,362
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 4.5%
                Deutsche Bank A.G.
$ 50,000,000      6.53%, 1/19/01 .............................    $   49,836,750
                UBS Financial Corp.
 300,000,000      6.50%, 1/2/01 ..............................       299,945,833
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $349,782,583) ..............................       349,782,583
--------------------------------------------------------------------------------
Time Deposit - 3.3%
                Canadian Imperial Bank of Commerce
 255,800,000      6.00%, 1/2/01 (cost $255,800,000) ..........       255,800,000

U.S. Government Agencies - 10.2%
                Fannie Mae:
 100,000,000      6.36%, 1/30/01 .............................        98,732,722
  25,000,000      6.42%, 2/1/01 ..............................        24,861,792
  80,000,000      6.42%, 2/8/01 ..............................        79,461,033
  50,000,000      6.39%, 3/15/01 .............................        49,366,417
                Federal Farm Credit Discount
  25,000,000      6.07%, 8/15/01 .............................        24,084,785
                Federal Home Loan Bank System:
  30,000,000      6.41%, 1/4/01 ..............................        29,983,975
  45,000,000      6.39%, 1/23/01 .............................        44,824,275
  20,000,000      6.38%, 2/2/01 ..............................        19,886,578
  35,000,000      6.35%, 2/9/01 ..............................        34,759,229
 100,000,000      6.38%, 2/23/01 .............................        99,060,722
  50,000,000      6.32%, 3/5/01 ..............................        49,447,000
  45,000,000      6.14%, 3/12/01 .............................        44,429,825
  25,000,000      6.17%, 3/21/01 .............................        24,656,965
  25,000,000      6.25%, 3/26/01 .............................        24,620,660
  50,000,000      6.17%, 4/2/01 ..............................        49,241,431
                Freddie Mac
 100,000,000      6.22%, 3/15/01 .............................        99,487,667
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $796,911,611) ...........       796,905,076
--------------------------------------------------------------------------------
Total Investments (total cost $6,897,110,318) - 100.1% .......     7,782,565,339
--------------------------------------------------------------------------------
Liabilities net of Cash, Receivables, and Other Assets - (0.1)%      (6,645,771)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $7,775,919,568
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

34  Janus Aspen Series / December 31, 2000

Summary of Investments by Country, December 31, 2000

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Belgium                                    0.2%                   $   19,149,190
Bermuda                                    1.7%                      133,739,294
Brazil                                     1.9%                      144,228,832
Canada                                     1.7%                      133,940,415
Finland                                    5.5%                      427,263,318
France                                     6.7%                      522,130,007
Germany                                    1.1%                       83,280,136
Hong Kong                                  3.3%                      260,562,872
India                                      1.1%                       83,163,996
Israel                                     0.6%                       49,766,456
Japan                                      7.0%                      540,747,529
Mexico                                     2.9%                      228,466,018
Netherlands                                1.6%                      126,919,298
South Korea                                0.6%                       44,826,791
Spain                                      2.9%                      228,720,810
Sweden                                     3.3%                      258,045,839
Switzerland                                3.5%                      268,938,402
United Kingdom                             6.8%                      528,273,115
United States++                           47.6%                    3,700,403,021
--------------------------------------------------------------------------------
Total                                    100.0%                   $7,782,565,339

++Includes Short-Term Securities (29.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2000
Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/22/01            32,700,000        $ 48,909,390    $ (1,379,940)
British Pound 4/5/01             35,335,000          52,857,627      (1,028,249)
British Pound 5/8/01              2,485,000           3,718,057        (190,600)
Canadian Dollar 5/7/01            6,932,000           4,630,595           92,602
Canadian Dollar 8/10/01          12,814,000           8,570,091        (233,006)
Euro 1/19/01                     25,116,000          23,629,133          108,501
Euro 3/22/01                      6,200,000           5,847,220        (360,406)
Euro 4/5/01                      21,000,000          19,813,500        (386,190)
Euro 4/27/01                    117,391,000         110,840,582     (10,513,842)
Euro 5/7/01                      64,379,000          60,805,966      (6,249,731)
Euro 8/10/01                     32,500,000          30,784,000      (2,530,125)
Hong Kong Dollar
  3/16/01                       184,257,000          23,652,409          (2,372)
Hong Kong Dollar
  5/7/01                        999,883,000         128,409,082      (1,062,834)
Hong Kong Dollar
  5/10/01                       506,930,000          65,102,033         (55,162)
Hong Kong Dollar
  6/27/01                         2,785,000             357,822            (349)
Japanese Yen 1/19/01          2,578,500,000          22,604,977        2,514,361
Japanese Yen 4/5/01           2,196,500,000          19,491,612        1,559,759
Japanese Yen 4/12/01         10,824,500,000          96,158,117        6,119,636
Japanese Yen 4/27/01          3,025,250,000          26,935,860          741,607
Japanese Yen 5/7/01          10,064,000,000          89,743,361        8,219,722
Japanese Yen 8/10/01          7,377,750,000          66,720,596        3,632,107
South Korean Won
  2/8/01                      1,460,000,000           1,153,694          150,168
South Korean Won
  2/15/01                     7,000,000,000           5,531,192          725,791
South Korean Won
  2/22/01                     5,124,000,000           4,048,673          530,416
South Korean Won
  3/1/01                      6,800,000,000           5,372,733          690,575
South Korean Won
  3/8/01                      5,300,000,000           4,187,406          541,570
South Korean Won
  5/15/01                     6,000,000,000           4,739,898          634,039
South Korean Won
  7/16/01                     2,750,000,000           2,172,196          123,297
  Swiss Franc 3/22/01            45,300,000          28,224,299      (1,468,546)
--------------------------------------------------------------------------------
Total                                              $965,012,121    $     922,799

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  35

Janus | Aspen Global Life Sciences Portfolio

[PHOTO]
Thomas Malley
portfolio manager

Between its inception on January 18, 2000, and December 31, 2000, Janus Aspen Global Life Sciences Portfolio returned a loss of 6.70% for its Institutional Shares and a loss of 6.90% for its Service Shares, outperforming the Portfolio's benchmark, the S&P 500 Index, which declined 8.28%.(1)

Stratospheric equity valuations ran into a slowing economy during 2000, and a volatile stock market resulted. Contributing to the unsettled investing environment was an active Federal Reserve during the first half of the year and spiking energy costs during the second half. By the year's close, the market had experienced all-time highs and punishing lows with plenty of ups and downs in between.

In the life sciences arena, two themes followed traditional paths - large-capitalization pharmaceutical and health service companies served as defensive plays in rocky markets while biotechnology companies helped fuel growth-driven markets. Our charge is to balance those contrasting theories while leveraging our strong research to find the best companies in both spheres, as well as in the medical device sector.

Larger drug companies posted especially strong returns in the fourth quarter during a flight to perceived earnings stability at a time of declining economic growth. Admittedly, the Portfolio's gains were tempered by our hesitation to invest while strict industry legislation worked its way through Congressional committees before dying. However, we added to existing positions in American Home Products, which has limited patent expiration exposure in the next few years, and Bristol-Myers Squibb, which announced it is divesting its slow-growth Clairol beauty care and Zimmer orthopedic businesses.

One large-cap pharmaceutical position we exited was Glaxo Wellcome PLC. Repeated extensions in its merger with SmithKline Beecham PLC frustrated us, as did drug pipeline problems. We also liquidated our position in Shire Pharmaceuticals Group PLC due to worries over prospects for its attention deficit disorder drug Adderall, which doesn't have patent protection.

Health care holdings gained in the skittish market environment, and we saw appreciation in Health Management Associates, which runs rural hospitals. Health maintenance organization companies UnitedHealth Group and WellPoint Health Networks also gained after pushing through improved price increases.

In the more volatile biotech sector, we took some hits. Although many of our holdings executed well and avoided disappointments, they endured significant price drops as the Nasdaq Composite Index plummeted. Adding to the biotech industry's malaise was an early March comment from President Clinton proposing that companies mapping the human genome make their findings public. In the long term, I believe well-run biotech companies have a higher core growth rate than massive, blue-chip drugmakers, but during rough times, many investors associate them with speculative issues and shed the stocks.

Two biotech holdings we continue to like despite poor performances in 2000 are Cell Therapeutics and Genentech. Clinical trials are under way for Cell Therapeutics' Trisenox as a treatment for a number of cancers, and preliminary results are positive. Genentech was an early adopter of applying genetic information to drug research and has a strong group of existing products as well as a healthy pipeline with a focus on cancer, asthma and cardiovascular indications. The market sell-off also created some compelling buying opportunities, including one in Alexion Pharmaceuticals, which has done promising work in developing anti-inflammatories.

On the upside, we sold IDEC Pharmaceuticals Corp. after it reached its target valuation, but we'll keep watching it for future buying opportunities as we think the company has a great management and a bright outlook with its Rituxan drug for B-cell non-Hodgkin's lymphoma. Another winner was Genzyme Corp., which effectively grew earnings in its Cerezyme therapy for Gaucher disease and added Renagel, a kidney disease treatment, through its purchase of GelTex Pharmaceuticals.

Caught between the genomic and Nasdaq downdrafts were many of our medical device holdings, which generated mixed returns. Applera, formerly known as PE Corp., and PerkinElmer lagged. However, both companies manufacture research and analytical equipment for studying genomics, which remains a solid growth area.

In review, I believe 2000 marked the end of the great bull market and 2001 will introduce the investing world to a more sober market. There will still be great opportunities to make money, but it will require more work to find them. Within the life sciences industry, I'm confident our relentless commitment to thorough research will continue to uncover the little-known developments that allow our investors to profit.

Thank you for your investment in Janus Aspen Global Life Sciences Portfolio.

Portfolio Asset Mix (% of Assets)                              December 31, 2000
--------------------------------------------------------------------------------
Equities                                                              87.6%
  Foreign                                                             10.8%
Top 10 Equities                                                       28.7%
Number of Stocks                                                         60
Cash & Cash Equivalents                                               12.4%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

36  Janus Aspen Series / December 31, 2000

Cumulative Total Return(1)
For the Period Ended December 31, 2000
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 1/18/00)
  From Inception                                            (6.70)%
--------------------------------------------------------------------------------
S&P 500 Index
  From Portfolio Inception                                  (8.28)%
--------------------------------------------------------------------------------
Service Shares (Inception Date 1/18/00)
  From Inception                                            (6.90)%
--------------------------------------------------------------------------------
In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

This Portfolio has been significantly impacted by investing in initial public offerings (IPOs) during a period favorable for these stocks.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

This Portfolio concentrates in certain industry groups, which may react similarly to market developments. As a result, this Portfolio may experience greater price volatility.

Performance Overview(1)

Cumulative Total Return
for the period ended December 31, 2000
Since 1/18/00,* (6.70%)

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Global Life Sciences Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Global Life Sciences Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, January 18, 2000, through December 31, 2000. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Strategic Value Portfolio - Institutional Shares ($9,330) as compared to the S&P 500 Index ($9,172).

Janus Aspen Global Life Sciences Portfolio
- Institutional Shares -  $9,330

S&P 500 Index - $9,172

*The Portfolio's inception date.
Source - Lipper, Inc. 2000.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stocks - 87.6%
Chemicals - Specialty - 1.1%
      17,550    Symyx Technologies, Inc.* ....................    $      631,800

Diagnostic Equipment - 2.1%
      19,735    Cytyc Corp.* .................................         1,234,671

Drug Delivery Systems - 4.1%
      26,150    ALZA Corp.* ..................................         1,111,375
      22,880    Andrx Group, Inc.* ...........................         1,324,180

                                                                       2,435,555

Instruments - Scientific - 7.6%
      17,765    Applera Corp. - Applied Biosystems Group .....         1,671,020
      16,170    PerkinElmer, Inc. ............................         1,697,850
      13,210    Waters Corp.* ................................         1,103,035

                                                                       4,471,905

Life and Health Insurance - 3.4%
      15,190    CIGNA Corp. ..................................         2,009,637

Medical - Biomedical and Genetic - 11.9%
      12,085    Alexion Pharmaceuticals, Inc.* ...............           784,770
      14,940    Amgen, Inc.* .................................           955,226
      12,875    Genentech, Inc.* .............................         1,049,312
       9,100    Genzyme Corp.* ...............................           818,431
      10,445    Immunex Corp.* ...............................           424,328
      27,900    Immunomedics, Inc.* ..........................           599,850
       9,735    Millennium Pharmaceuticals, Inc.* ............           602,353
      15,303    Oxford GlycoSciences PLC*,** .................           345,181
       8,130    Protein Design Labs, Inc.* ...................           706,294
      21,590    Ribozyme Pharmaceuticals, Inc.* ..............           309,007
      12,600    Titan Pharmaceuticals, Inc.* .................           445,662

                                                                       7,040,414

Medical - Drugs - 31.0%
      12,030    Abbott Laboratories ..........................    $      582,703
      28,325    American Home Products Corp. .................         1,800,054
       6,126    Aventis S.A ..................................           537,754
      37,675    Biovail Corp. - New York Shares* .............         1,463,297
      25,145    Bristol-Myers Squibb Co. .....................         1,859,158
      14,250    Celgene Corp.* ...............................           463,125
      12,665    CIMA Labs, Inc.* .............................           824,017
      15,255    Cubist Pharmaceuticals, Inc.* ................           442,395
       4,370    Durect Corp.* ................................            52,440
      15,715    DUSA Pharmaceuticals, Inc.
                  - New York Shares* .........................           264,208
      12,405    Eli Lilly and Co. ............................         1,154,440
         920    MedImmune, Inc.* .............................            43,873
       9,195    Merck & Co., Inc. ............................           860,882
      25,190    OSI Pharmaceuticals, Inc.* ...................         2,018,350
      11,795    Pharmacia Corp. ..............................           719,495
      17,660    Priority Healthcare Corp.* ...................           720,749
      21,965    Sanofi-Synthelabo S.A ........................         1,464,148
       9,195    Sepracor, Inc.* ..............................           736,749
     339,174    SkyePharma PLC*,** ...........................           319,195
       8,000    Takeda Chemical Industries, Ltd. .............           473,555
      20,275    Teva Pharmaceutical Industries, Ltd. (ADR) ...         1,485,144

                                                                      18,285,731

Medical - HMO - 4.3%
      23,150    UnitedHealth Group, Inc. .....................         1,420,831
       9,865    Wellpoint Health Networks, Inc.* .............         1,136,941

                                                                       2,557,772

Medical - Wholesale Drug Distributors - 2.5%
      14,955    Cardinal Health, Inc. ........................         1,489,892

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  37

Janus | Aspen Global Life Sciences Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Medical Instruments - 4.9%
      22,740    Guidant Corp.* ...............................    $    1,226,539
      21,290    Medtronic, Inc. ..............................         1,285,384
       5,760    St. Jude Medical, Inc.* ......................           353,880

                                                                       2,865,803

Medical Labs and Testing Services - 1.7%
       5,635    Laboratory Corporation of America Holdings* ..           991,760

Medical Products - 3.4%
      10,240    Baxter International, Inc. ...................           904,320
      10,030    Cerus Corp.* .................................           754,757
       8,700    MiniMed, Inc.* ...............................           365,672

                                                                       2,024,749

Therapeutics - 9.6%
       7,240    Abgenix, Inc.* ...............................           427,612
      27,365    Cell Therapeutics, Inc.* .....................         1,233,135
       5,070    Corvas International, Inc.* ..................            72,881
       9,805    CV Therapeutics, Inc.* .......................           693,704
       2,765    Gilead Sciences, Inc.* .......................           229,322
      25,670    ILEX Oncology, Inc.* .........................           675,442
       8,465    Medarex, Inc.* ...............................           344,949
       6,920    Neurogen Corp.* ..............................           243,065
      17,075    NPS Pharmaceuticals, Inc.* ...................           819,600
      16,395    Trimeris, Inc.* ..............................           899,675
                                                                       5,639,385
--------------------------------------------------------------------------------
Total Common Stocks (cost $48,012,805) .......................        51,679,074
--------------------------------------------------------------------------------
Repurchase Agreement - 10.9%
$  6,400,000    Deutsche Bank Securities, Inc., 6.05%
                  dated 12/29/00, maturing 1/2/01,
                  to be repurchased at $6,404,302
                  collateralized by $5,192,816 in U.S.
                  Government Agencies, 0%-8.25%,
                  1/2/01-8/6/38; $2,411,588 in U.S.
                  Treasuries, 0%-13.375%, 1/4/01-5/15/30;
                  with respective values of $5,126,953
                  and $1,401,048 (cost $6,400,000) ...........         6,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $54,412,805) - 98.5% ...........        58,079,074
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.5%            910,046
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $   58,989,120
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2000

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                     3.0%                   $    1,727,505
France                                     3.4%                        2,001,902
Israel                                     2.6%                        1,485,144
Japan                                      0.8%                          473,555
United Kingdom                             1.1%                          664,376
United States++                           89.1%                       51,726,592
--------------------------------------------------------------------------------
Total                                    100.0%                   $   58,079,074

++Includes Short-Term Securities (78.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2000

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/27/01               225,000        $    336,623    $     (6,842)
--------------------------------------------------------------------------------
Total                                              $    336,623    $     (6,842)

See Notes to Schedules of Investments.

38  Janus Aspen Series / December 31, 2000

                                       Janus | Aspen Global Technology Portfolio

[PHOTO]
Mike Lu
portfolio manager

Between its inception on January 18, 2000, and December 31, 2000, Janus Aspen Global Technology Portfolio returned a loss of 34.03% for its Institutional Shares and a loss of 34.11% for its Service Shares. These results fell far short of its benchmark, the S&P 500 Index, which declined 8.28%.(1)

Simply stated, 2000 was an exhausting year to be a technology investor. Broadly overheated valuations set the tone during the first quarter, pushing the Nasdaq Composite Index past the 5000 barrier. The late spring and summer months experienced a number of fits and starts, complete with wild intraday and intraweek swings. As signs of an economic slowdown appeared in the fall, a negative tone permeated the market and lingered through the end of the fourth quarter, during which the Nasdaq dipped below the 2500 mark.

Along the way, the market punished numerous high-flying technology issues, including many within the Internet and telecommunications sectors, as earnings proved scarce and the previously free flow of capital slowed to a trickle. In the second half of the year, the personal computer (PC) sector slumped in the face of declining demand due to a lack of compelling software drivers - which also impacted semiconductor and software makers. Although we largely avoided the PC and Internet sectors, our performance was dragged down by the indiscriminate market.

While such broad themes roiled the market, we reaffirmed our commitment to company fundamentals and our conviction in organizations that we believe will remain industry leaders. Three Portfolio holdings that typify this approach are Nokia, Sun Microsystems and Cisco Systems. Although all three have been solid long-term performers, their results were somewhat disappointing in 2000. Nonetheless, we added to our positions in the down market because we believe they will eventually pull away from the pack with dominant market share.

Nokia posted relatively flat returns for the year, overcoming a one-day 25% fall in July when management announced lowered short-term operating margin expectations due to product transitions. At that time, many investors speculated the Finnish telecommunication systems supplier was losing its market-leading grip, but our industry and customer research indicated the contrary. During an early December analyst meeting, the company validated our findings by highlighting the continued strength underlying its business model and presented an aggressive growth range of 25-35% for the next four years.

The growth prospects for Sun and Cisco remain high as well, although both suffered by association with struggling peers. Sun dropped when fellow computer system manufacturers such as Hewlett-Packard, IBM and Dell Computer acknowledged weaker fundamentals, while Cisco was vulnerable whenever any type of networking equipment vendor stumbled. We believe there is a reason Sun and Cisco carry high valuations - they've proven they can execute, bring new technologies to market and achieve a greater-than-market growth rate.

Despite the broad sell-off in technology, a number of our holdings gained ground, including Brocade Communications Systems. A Janus holding for nearly two years, we've watched Brocade become the de facto leader in the fiber channel storage area network market, a relatively new industry. Led by a strong product leadership and a reputation for effective execution, Brocade persevered while a handful of competitors fell by the wayside.

We also recorded modest gains from SBC Communications, a Baby Bell phone company moving aggressively into high-speed data access via digital subscriber line
(DSL) technology. Distracted by service issues stemming from its 1999 acquisition of Ameritech and regulatory hurdles, SBC's DSL strategy slowed during 2000, limiting the company's performance. However, with marginal DSL players struggling and SBC's compelling offerings, we remain confident the company will emerge as a market leader in its service regions.

Technology investing offers unique challenges - competitors that didn't exist nine months ago can suddenly appear as formidable challengers. While opportunities abound in an industry that refreshes itself so frequently, there can exist numerous pitfalls for investors who are not constantly keyed into fast-changing developments from company, industry and market development perspectives. Throughout this period of market turmoil, rest assured that we remain steadfast in our dedication to rigorous fundamental research.

Looking ahead, while the underlying demand drivers for technology adoption remain strong, the market is poised to establish some clear leaders in select sectors. As a result, we will see more of a stock-picker's marketplace in comparison to 2000. Again, I anticipate that the investment community will return its focus to fundamentals, which remains our strong suit.

Thank you for standing by your investment in Janus Aspen Global Technology Portfolio.

Portfolio Asset Mix (% of Assets)                              December 31, 2000
--------------------------------------------------------------------------------
Equities                                                              84.0%
  Foreign                                                             30.7%
Top 10 Equities                                                       31.2%
Number of Stocks                                                        110
Cash, Cash Equivalents
  & Fixed-Income Securities                                           16.0%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

                                      Janus Aspen Series / December 31, 2000  39

Cumulative Total Return(1)
For the Period Ended December 31, 2000
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 1/18/00)
  From Inception                                           (34.03)%
--------------------------------------------------------------------------------
S&P 500 Index
  From Portfolio Inception                                  (8.28)%
--------------------------------------------------------------------------------
Service Shares (Inception Date 1/18/00)
  From Inception                                           (34.11)%
--------------------------------------------------------------------------------
Returns have sustained significant gains and losses due to market volatility in the technology sector.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

This Portfolio concentrates in certain industry groups, which may react similarly to market developments. As a result, this Portfolio may experience greater price volatility.

Performance Overview(1)

Cumulative Total Return
for the period ended December 31, 2000
Since 1/18/00,* (34.03)%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Global Technology Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Global Technology Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, January 18, 2000, through December 31, 2000. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Global Technology Portfolio - Institutional Shares ($6,597) as compared to the S&P 500 Index ($9,172).

Janus Aspen Global Life Sciences Portfolio
- Institutional Shares -  $6,597

S&P 500 Index - $9,172

*The Portfolio's inception date.
Source - Lipper, Inc. 2000.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 83.6%
Aerospace and Defense - 0.4%
      38,865    Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) .....................    $    1,544,884

Applications Software - 1.7%
      18,085    Mercury Interactive Corp.* ...................         1,632,171
     103,330    Microsoft Corp.* .............................         4,481,939
      13,170    Siebel Systems, Inc.* ........................           890,621

                                                                       7,004,731

Audio and Video Products - 0.3%
      18,825    Sony Corp. (ADR)** ...........................         1,313,044

Building Products - Doors and Windows - 0.4%
     145,000    Nippon Sheet Glass Company, Ltd.** ...........         1,769,965

Business To Business/E-Commerce - 2.1%
     153,946    i2 Technologies, Inc.* .......................         8,370,814
      22,200    PurchasePro.com, Inc.* .......................           388,500

                                                                       8,759,314

Cellular Telecommunications - 4.0%
     289,900    China Mobile, Ltd. (ADR)*,** .................         7,863,538
     106,678    Crown Castle International Corp.* ............         2,886,973
         261    NTT DoCoMo, Inc.** ...........................         4,502,363
      12,390    VoiceStream Wireless Corp.* ..................         1,246,744

                                                                      16,499,618

Circuit Boards - 0.1%
      56,635    Viasystems Group, Inc.* ......................           470,778

Communications Software - 1.1%
      50,835    Research in Motion, Ltd.* ....................    $    4,066,800
      36,125    SignalSoft Corp.* ............................           354,477

                                                                       4,421,277

Computer Aided Design - 0.7%
     111,885    Cadence Design Systems, Inc.* ................         3,076,837

Computer Graphics - 0.7%
      83,055    NVIDIA Corp.* ................................         2,721,349

Computers - 4.1%
     164,265    Compaq Computer Corp. ........................         2,472,188
      12,920    IBM Corp. ....................................         1,098,200
   1,100,000    Legend Holdings, Ltd.** ......................           691,034
     451,620    Sun Microsystems, Inc.* ......................        12,588,908

                                                                      16,850,330

Computers - Integrated Systems - 2.9%
     160,855    ASM Lithography Holding N.V.* ................         3,629,291
      55,750    Brocade Communications Systems, Inc.* ........         5,118,547
      76,000    Fujitsu, Ltd.** ..............................         1,120,700
      27,900    McData Corp. - Class B* ......................         1,527,525
      10,985    Redback Networks, Inc.* ......................           450,385

                                                                      11,846,448

Computers - Memory Devices - 3.1%
      43,055    EMC Corp.* ...................................         2,863,158
     112,292    VERITAS Software Corp.* ......................         9,825,550

                                                                      12,688,708

Distribution and Wholesale - 0.1%
     226,000    Global Tech Holdings, Ltd.** .................           260,772

See Notes to Schedules of Investments.

40  Janus Aspen Series / December 31, 2000

                                       Janus | Aspen Global Technology Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 0.4%
     498,000    Citic Pacific, Ltd.** ........................    $    1,765,367

E-Services/Consulting - 0.1%
      30,455    Sapient Corp.* ...............................           363,557

Electronic Components - 5.1%
      60,450    Flextronics International, Ltd.* .............         1,722,825
     169,000    NEC Corp.** ..................................         3,092,906
      33,540    Samsung Electronics** ........................         4,189,184
      52,490    Samsung SDI Company, Ltd.** ..................         1,950,221
     176,905    SCI Systems, Inc.* ...........................         4,665,869
     147,830    Solectron Corp.* .............................         5,011,437

                                                                      20,632,442

Electronic Components - Semiconductors - 6.8%
      35,730    Broadcom Corp. - Class A* ....................         3,019,185
      94,255    Celestica, Inc. - New York Shares* ...........         5,113,334
      24,895    Chartered Semiconductor
                  Manufacturing, Ltd. (ADR)* .................           656,606
     193,527    Hyundai Electronics Industries Co.*,** .......           615,768
      28,390    STMicroelectronics N.V. - New York Shares ....         1,215,447
     276,780    Texas Instruments, Inc. ......................        13,112,452
      93,245    Xilinx, Inc.* ................................         4,300,926

                                                                      28,033,718

Electronic Forms - 0.1%
       5,940    Adobe Systems, Inc. ..........................           345,634

Enterprise Software/Service - 2.1%
     292,995    Oracle Corp.* ................................         8,515,167

Entertainment Software - 0.2%
      16,480    Electronic Arts, Inc.* .......................           702,460

Finance - Other Services - 0.7%
     383,609    ARM Holdings PLC* ............................         2,899,560

Identification Systems and Devices - 0.5%
      53,610    Symbol Technologies, Inc. ....................         1,929,960

Instruments - Scientific - 0.2%
       9,510    Applera Corp./Applied Biosystems Group .......           894,534

Internet Applications Software - 0.5%
      21,260    Openwave Systems, Inc.* ......................         1,019,151
     108,570    Portal Software, Inc.* .......................           851,596

                                                                       1,870,747

Internet Infrastructure Software - 0.7%
       5,675    Inktomi Corp.* ...............................           101,441
      57,575    TIBCO Software, Inc.* ........................         2,760,002

                                                                       2,861,443

Internet Security - 1.5%
      16,815    Check Point Software Technologies, Ltd.* .....         2,245,853
      50,305    VeriSign, Inc.* ..............................         3,732,002

                                                                       5,977,855

Internet Telephony - 0%
      15,290    Net2Phone, Inc.* .............................           112,764

Medical - Biomedical and Genetic - 0.1%
       6,990    Affymetrix, Inc.* ............................           520,318

Network Software - 1.4%
      72,410    Micromuse, Inc.* .............................         4,370,622
     160,000    Universal Access, Inc.* ......................         1,280,000

                                                                       5,650,622

Networking Products - 4.1%
     130,875    Cabletron Systems, Inc.* .....................    $    1,971,305
     344,715    Cisco Systems, Inc.* .........................        13,185,349
      16,400    Inrange Technologies Corp.* ..................           277,775
      16,145    Network Appliance, Inc.* .....................         1,037,064
      12,895    ONI Systems Corp.* ...........................           510,158

                                                                      16,981,651

Pipelines - 0.5%
      27,470    Enron Corp. ..................................         2,283,444

Semiconductor Components/Integrated Circuits - 3.7%
     360,000    Advanced Semiconductor Engineering,
                  Inc. (ADR)* ................................         1,102,500
       7,000    Analog Devices, Inc.* ........................           358,313
     150,410    Integrated Device Technology, Inc.* ..........         4,982,331
      31,210    Linear Technology Corp. ......................         1,443,463
      58,840    Marvell Technology Group, Ltd.* ..............         1,290,802
      53,640    Taiwan Semiconductor Manufacturing
                  Company, Ltd. (ADR)* .......................           925,290
      93,020    Vitesse Semiconductor Corp.* .................         5,145,169

                                                                      15,247,868

Semiconductor Equipment - 3.4%
     189,360    Applied Materials, Inc.* .....................         7,231,185
      27,900    ASE Test, Ltd.* ..............................           237,150
     172,790    Teradyne, Inc.* ..............................         6,436,428

                                                                      13,904,763

Telecommunication Equipment - 12.8%
     148,880    ADC Telecommunications, Inc.* ................         2,698,450
      26,630    Alcatel S.A. (ADR) ...........................         1,489,616
      25,670    Cosine Communications, Inc.* .................           356,171
     295,360    Datacraft Asia, Ltd. .........................         1,394,099
      46,235    Digital Lightwave, Inc.* .....................         1,465,072
      16,000    Matsushita Communication Industrial
                  Company, Ltd.** ............................         2,010,507
     319,761    Nokia Oyj ....................................        14,259,831
     501,125    Nokia Oyj (ADR) ..............................        21,798,937
     175,380    Nortel Networks Corp. - New York Shares ......         5,623,121
     105,180    Telefonaktiebolaget L.M. Ericsson A.B. (ADR) .         1,176,701

                                                                      52,272,505

Telecommunication Equipment - Fiber Optics - 7.1%
      99,885    Avanex Corp.* ................................         5,949,400
      61,100    CIENA Corp.* .................................         4,972,012
      66,990    Corning, Inc. ................................         3,537,909
      13,215    Corvis Corp.* ................................           314,682
      53,605    Finisar Corp.* ...............................         1,554,545
      85,411    JDS Uniphase Corp.* ..........................         3,560,571
      12,390    New Focus, Inc.* .............................           430,552
      35,115    Newport Corp. ................................         2,760,368
      29,835    SDL, Inc.* ...................................         4,421,174
      40,755    Sycamore Networks, Inc.* .....................         1,518,124

                                                                      29,019,337

Telecommunication Services - 1.7%
      61,545    China Unicom, Ltd. (ADR)*,** .................           907,789
      39,105    Level 3 Communications, Inc.* ................         1,283,133
      97,965    McLeodUSA, Inc. - Class A* ...................         1,383,756
     308,935    Metromedia Fiber Network, Inc. - Class A* ....         3,127,967

                                                                       6,702,645

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  41

Janus | Aspen Global Technology Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Telephone - Integrated - 2.1%
     125,905    SBC Communications, Inc. .....................    $    6,011,964
       4,794    Telefonica S.A.* .............................            79,215
      64,570    Telefonos de Mexico S.A. (ADR) ...............         2,913,721

                                                                       9,004,900

Web Hosting/Design - 2.3%
     129,495    Exodus Communications, Inc.* .................         2,589,900
     112,200    Macromedia, Inc.* ............................         6,816,150

                                                                       9,406,050

Web Portals/Internet Service Provider - 0.2%
      22,135    America Online, Inc.* ........................           770,298

Wire and Cable Products - 3.5%
     626,000    Furukawa Electric Company, Ltd.** ............        10,935,812
     197,000    Sumitomo Electric Industries, Ltd.** .........         3,232,731

                                                                      14,168,543

Wireless Equipment - 0.1%
      67,775    Adaptive Broadband Corp.* ....................           415,122
--------------------------------------------------------------------------------
Total Common Stock (cost $490,691,558) .......................       342,481,329
--------------------------------------------------------------------------------
Corporate Bonds - 4.0%
Cable Television - 0.2%
$  1,000,000    Telewest Communications PLC, 9.875%
                  senior notes, due 2/1/10 ...................           870,000

Computer Graphics - 0.1%
     630,000    NVIDIA Corp., 4.75%
                  convertible subordinated notes
                  due 10/15/07 ...............................           403,987

Computer Services - 0.2%
   2,000,000    Globix Corp., 12.50%
                  senior notes, due 2/1/10 ...................           740,000

Networking Products - 0.2%
   1,000,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated
                  debentures, due 5/1/03+,(OMEGA) ............           700,000

Software Tools - 0.5%
   1,790,000    Mercury Interactive Corp., 4.75%
                  convertible notes, due 7/1/07+ .............         1,995,850

Telecommunication Equipment - 0%
     120,000    Cyras Systems, Inc., 4.25%
                  convertible subordinated notes
                  due 8/15/05+ ...............................           140,400

Telecommunication Services - 2.0%
   1,000,000    Global Crossing Holdings, Ltd., 9.50%
                  senior notes, due 11/15/09 .................           945,000
                Level 3 Communications, Inc.:
   2,000,000      11.00%, senior notes, due 3/15/08 ..........         1,760,000
   2,000,000      zero coupon, senior discount notes
                  due 3/15/10 ................................         1,015,000
   3,000,000      6.00%, convertible subordinated
                  debentures, due 3/15/10 ....................         1,395,000
   1,000,000    Metromedia Fiber Network, Inc., 10.00%
                  senior notes, due 12/15/09 .................           830,000
     755,000    NTL, Inc., 0%
                  senior notes, due 2/1/06(OMEGA) ............           656,850
   2,000,000    Worldwide Fiber, Inc., 12.00%
                  senior notes, due 8/1/09 ...................         1,490,000

                                                                       8,091,850

Telephone - Integrated - 0.6%
$  2,000,000    NEXTLINK Communications, Inc., 12.50%
                  senior notes, due 4/15/06 ..................    $    1,800,000
   1,000,000    Versatel Telecom B.V., 11.875%
                  senior notes, due 7/15/09 ..................           600,000

                                                                       2,400,000

Web Hosting/Design - 0.2%
   1,000,000    Exodus Communications, Inc., 11.25%
                  senior notes, due 7/1/08 ...................           890,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $21,001,138) .....................        16,232,087
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
Cellular Telecommunications - 0.4%
      31,515    Crown Castle International Corp.
                  convertible, 6.25% (cost $1,575,750) .......         1,445,751
--------------------------------------------------------------------------------
Repurchase Agreement - 11.2%
$ 45,900,000    Deutsche Bank Securities, Inc., 6.05%
                  dated 12/29/00, maturing 1/2/01,
                  to be repurchased at $45,930,855
                  collateralized by $37,242,226 in U.S.
                  Government Agencies, 0%-8.25%,
                  1/2/01-8/6/38; $17,295,606 in U.S.
                  Treasuries, 0%-13.375%, 1/4/01-5/15/30;
                  with respective values of $36,769,867
                  and $10,048,142 (cost $45,900,000) .........        45,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $559,168,446) - 99.2% ..........       406,059,167
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%          3,435,171
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $  409,494,338
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

42  Janus Aspen Series / December 31, 2000

Summary of Investments by Country, December 31, 2000

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                    0.5%                   $    2,235,802
Brazil                                     0.4%                        1,544,884
Canada                                     4.0%                       16,293,255
Finland                                    8.9%                       36,058,768
France                                     0.7%                        2,705,063
Hong Kong                                  2.8%                       11,488,500
Israel                                     0.6%                        2,245,853
Japan                                      6.9%                       27,978,028
Mexico                                     0.7%                        2,913,721
Netherlands                                1.0%                        4,229,291
Singapore                                  0.9%                        3,773,530
South Korea                                1.7%                        6,755,173
Spain                                      0.0%                           79,215
Sweden                                     0.3%                        1,176,701
Taiwan                                     0.6%                        2,264,940
United Kingdom                             0.9%                        3,769,560
United States++                           69.1%                      280,546,883
--------------------------------------------------------------------------------
Total                                    100.0%                   $  406,059,167

++Includes Short-Term Securities (57.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2000

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Hong Kong Dollar
  3/16/01                        67,600,000        $  8,677,569    $     (1,071)
Japanese Yen 3/22/01         780,000,000.00           6,906,695          712,278
Japanese Yen 4/12/01            510,000,000           4,530,522          381,795
Japanese Yen 5/7/01             315,000,000           2,808,939          278,358
South Korean Won
  2/22/01                       660,000,000             521,492           68,321
South Korean Won
  3/1/01                      1,170,000,000             924,426          118,819
South Korean Won
  3/8/01                      3,300,000,000           2,607,253          337,204
--------------------------------------------------------------------------------
Total                                              $ 26,976,896    $   1,895,704

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  43

Janus | Aspen Flexible Income Portfolio

[PHOTO]
Ronald Speaker
portfolio manager

For the 12 months ended December 31, 2000, Janus Aspen Flexible Income Portfolio returned 6.25% for its Institutional Shares and 6.00% for its Service Shares. These results trailed its benchmark, the Lehman Brothers Government/Corporate Bond Index, which returned 11.85%.(1)

Through the early part of 2000, the economy was expanding at an uncomfortable and unhealthy rate. Meanwhile, the stock market was surging to unsustainable levels, unemployment was declining to 30-year lows and inflation expectations were heightening due to rising energy costs and wage growth. By the fourth quarter, all of these factors collided, resulting in a stock market swoon and a dramatically slowing economy.

Against this background, the fixed-income market had its own peaks and valleys. In January, the Treasury Department announced a plan to buy back as much as $30 billion in outstanding Treasury issues, igniting a seller's market for long-term bonds. The extraordinary move contributed to an inversion of the standard Treasury yield curve, pushing the rates on 30-year bonds lower than those on short-term notes. Occasional flights to quality due to inflation concerns, a volatile equity market and rising default rates also bolstered a strong market for Treasuries, while corporate debt lagged, particularly among high-yield issues.

Our early exposure to the high-yield market hurt the Portfolio's overall performance. However, we gradually exchanged the steeper credit risk of high-yield issues for the interest risk of the government issues. By the year's close, Treasuries and government agency debt represented a little over 36% of the Portfolio's holdings while the high-yield corporate issues dropped to about 14%.

Although Treasuries proved to be one of the best-performing asset classes in the market, our gains were tempered by our measured approach. We didn't jump into the buying frenzy after the Treasury Department's buyback announcement because the economy was still thriving. Around the time the Federal Reserve ratcheted lending rates up a half-point in May, we reasoned the economy was on a path to a slowdown - an ideal environment for buying and holding Treasury bonds.

New positions in Fannie Mae debt also boosted our exposure to government-related issues. By offering higher yields with implied government backing, the home mortgage agency credits offer a solid alternative to Treasuries.

High-yield disappointments included rural cable operator Galaxy Communications and NorthEast Optic Network, a telecommunications infrastructure company. We liquidated Galaxy at a loss when a long-discussed acquisition disintegrated due to Galaxy management's mishandling of the deal. NorthEast Optic offers alternative and backup systems to long distance companies and was dragged down by large-scale funding concerns in the telecommunications industry.

Through the second half of the year, we slashed more than half of the names from our high-yield group and focused on improving the risk in the remaining holdings. For example, we took a new position in ValuJet, Inc., a regional airline. The company is doing solid business from its Atlanta hub, but perhaps more important, Boeing Capital Services recently agreed to help retire ValuJet's bonds due in 2001.

In the investment-grade corporate market, we maintained a relatively constant level of exposure in the Portfolio and were pleased with the performance of Kroger. The national grocer smoothly executed its acquisition of the Fred Meyer chain and realized expected savings as a result. We also upgraded the quality of our corporate holdings, initiating positions in General Electric and UnitedHealth Group, a healthcare services and administration company, while increasing our stake in media giant Viacom.

As for an outlook on 2001, we believe we're in the early stages of a very difficult time for the financial markets. Even if we don't see recessionary types of numbers, the economy is slowing significantly. The slowdown will likely be reflected in further decreases in consumer spending in the important housing, auto and retail sectors. Depressed sales could lead to poor year-over-year comparisons for many companies, given the robust nature of the economy a year ago, and help dampen outlooks for earnings growth.

Although the Federal Reserve has indicated it is aware of the slowing economic conditions and opened up the possibility of rate cuts, we still anticipate the slowdown to work its way through the business cycle. Therefore, we currently prefer a balance of higher quality corporate holdings with government issues.

Thank you for your continued confidence, support and investment in Janus Aspen Flexible Income Portfolio.

Portfolio Asset Mix (% of Assets)    December 31, 2000        December 31, 1999
--------------------------------------------------------------------------------
Corporate Bonds
  Investment Grade/Warrants                  38.5%                    39.1%
  High-Yield/High-Risk                       14.0%                    30.4%
U.S. Government Obligations                  36.2%                     7.8%
Foreign Dollar/
  Non-Dollar Bonds                            2.1%                     8.4%
Preferred Stock                               0.6%                     1.7%
Cash & Cash Equivalents                       8.6%                    12.6%
--------------------------------------------------------------------------------
Portfolio Profile
--------------------------------------------------------------------------------
Weighted Average Maturity                 5.8 Yrs.                 6.5 Yrs.
Average Modified Duration*                4.4 Yrs.                 4.5 Yrs.
30-Day Average Yield
  Institutional Shares**                     6.88%                    8.22%
  Service Shares**                           6.59%                      N/A
Average Rating                                  A+                      BBB
--------------------------------------------------------------------------------
*A theoretical measure of price volatility.
**Yields will fluctuate.

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

44  Janus Aspen Series / December 31, 2000

Average Annual Total Return(1)
For the Periods Ended December 31, 2000
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                      6.25%
  5 Year                                                      7.53%
  From Inception                                              8.19%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Corp. Bond Index
  1 Year                                                     11.85%
  5 Year                                                      6.24%
  From Inception Date of Institutional Shares                 6.26%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                      6.00%
  5 Year                                                      7.28%
  From Portfolio Inception                                    8.04%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 2000
One Year, 6.25%
Five Year, 7.53%
Since 9/13/93,* 8.19%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Flexible Income Portfolio - Institutional Shares and the Lehman Brothers Govt./Corp. Bond Index. Janus Aspen Flexible Income Portfolio -
Institutional Shares is represented by a shaded area of green. The Lehman Brothers Govt./Corp. Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2000. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Flexible Income Portfolio - Institutional Shares ($17,766) as compared to the Lehman Brothers Govt./Corp. Bond Index ($15,578).

Janus Aspen Flexible Income Portfolio
- Institutional Shares - $17,766

Lehman Brothers Govt./Corp.
Bond Index - $15,578

*The Portfolio's inception date.
Source - Lipper, Inc. 2000.

(1) Investing in high-yield/high-risk securities may entail greater risk. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 54.5%
Airlines - 1.7%
$  1,500,000    Delta Air Lines, Inc., 7.779%
                  pass through certificates, due 11/18/05 ....    $    1,558,800
   2,570,000    ValuJet, Inc., 10.25%
                  senior notes, due 4/15/01 ..................         2,518,600

                                                                       4,077,400

Cable Television - 1.4%
   1,494,000    Diamond Cable Communications PLC
                  11.75%, senior discount notes
                  due 12/15/05(OMEGA) ........................         1,344,600
     996,000    Lenfest Communications, Inc., 7.625%
                  senior notes, due 2/15/08 ..................         1,023,390
   1,111,000    LodgeNet Entertainment Corp., 10.25%
                  senior notes, due 12/15/06 .................         1,044,340

                                                                       3,412,330

Casino Services - 0.3%
     747,000    Isle of Capri Black Hawk L.L.C., 13.00%
                  first mortgage bonds, due 8/31/04(OMEGA) ...           810,495

Cellular Telecommunications - 0.4%
     810,000    Price Communications Wireless, Inc.
                  11.75%, senior subordinated notes
                  due 7/15/07 ................................           858,600

Commercial Banks - 1.0%
$    996,000    City National Bank, 6.375%
                  subordinated notes, due 1/15/08 ............    $      887,685
     698,000    Hudson United Bancorp, Inc., 8.20%
                  subordinated debentures, due 9/15/06 .......           687,530
     996,000    Provident Trust I Corp., 8.29%
                  company guaranteed notes, due 4/15/28 ......           852,825

                                                                       2,428,040

Computer Services - 1.9%
   4,500,000    Electronic Data Systems Corp., 7.125%
                  notes, due 10/15/09 ........................         4,680,000

Containers - Paper and Plastic - 1.6%
   3,910,000    Stone Container Corp., 10.75%
                  first mortgage notes, due 10/1/02 ..........         3,973,537

Cosmetics and Toiletries - 0.3%
     750,000    Procter & Gamble Co., 6.875%
                  unsubordinated notes, due 9/15/09 ..........           783,750

Diversified Financial Services - 6.2%
                Citigroup, Inc.:
   2,000,000      7.45%, notes, due 6/6/02 ...................         2,040,000
   1,000,000      7.25%, subordinated notes, due 10/1/10 .....         1,030,000
                General Electric Capital Corp.:
   7,500,000      7.00%, notes, due 3/1/02 ...................         7,593,750
   2,500,000      6.80%, notes, due 11/1/05 ..................         2,578,125
   1,843,000    IBM Credit Corp., 7.00%
                  notes, due 1/28/02 .........................         1,863,734

                                                                      15,105,609
See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  45

Janus | Aspen Flexible Income Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 1.0%
$  1,500,000    Cox Enterprises, Inc., 6.625%
                  notes, due 6/14/02+ ........................    $    1,498,125
     996,000    Tyco International Group S.A., 6.875%
                  notes, due 9/5/02 ..........................           999,735

                                                                       2,497,860

Electric - Generation - 0.1%
     245,079    Caithness Coso Funding Corp., 6.80%
                  secured notes, due 12/15/01 ................           243,241

Electric - Integrated - 0.4%
   1,000,000    Dominion Resources, Inc., 8.125%
                  senior notes, due 6/15/10 ..................         1,080,000

Finance - Auto Loans - 2.3%
   5,500,000    Ford Motor Credit Co., 7.50%
                  notes, due 6/15/03 .........................         5,616,875

Food - Retail - 5.5%
   3,000,000    Kroger Co., 8.05%
                  company guaranteed notes, due 2/1/10 .......         3,225,000
   1,742,000    Marsh Supermarkets, Inc., 8.875%
                  company guaranteed notes, due 8/1/07 .......         1,576,510
                Safeway, Inc.:
   4,000,000      5.875%, notes, due 11/15/01 ................         3,985,000
   4,000,000      7.00%, notes, due 9/15/02 ..................         4,030,000
     690,000    Stater Brothers Holdings, Inc., 10.75%
                  senior notes, due 8/15/06 ..................           565,800

                                                                      13,382,310

Hotels and Motels - 0.5%
   1,221,000    Hard Rock Hotel, Inc., 9.25%
                  senior subordinated notes, due 4/1/05 ......         1,086,690

Life and Health Insurance - 0.3%
     813,000    Delphi Financial Group, Inc., 8.00%
                  senior notes, due 10/1/03 ..................           814,016

Medical - HMO - 1.7%
                UnitedHealth Group, Inc.:
   3,000,000      6.60%, notes, due 12/1/03 ..................         2,981,250
   1,000,000      7.50%, notes, due 11/15/05 .................         1,035,000

                                                                       4,016,250

Medical - Hospitals - 3.3%
     498,000    Columbia/HCA Healthcare Corp., 8.36%
                  debentures, due 4/15/24 ....................           469,988
   7,614,000    Tenet Healthcare Corp., 7.875%
                  senior notes, due 1/15/03 ..................         7,652,070

                                                                       8,122,058

Multimedia - 4.9%
   2,000,000    Time Warner, Inc., 8.18%
                  notes, due 8/15/07 .........................         2,127,500
                Viacom, Inc.:
   5,000,000      6.875%, notes, due 9/1/03 ..................         5,037,500
   4,500,000      7.70%, company guaranteed notes
                  due 7/30/10 ................................         4,730,625

                                                                      11,895,625

Networking Products - 0.3%
     996,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated
                  debentures, due 5/1/03+,(OMEGA) ............           697,200

Oil Companies - Integrated - 0.9%
   2,000,000    Chevron Corp., 6.625%
                  notes, due 10/1/04 .........................         2,052,500

Optical Supplies - 0.4%
$    947,000    Bausch & Lomb, Inc., 6.75%
                  notes, due 12/15/04 ........................    $      862,954

Pipelines - 0.9%
   2,150,000    Enron Corp., 7.875%
                  notes, due 6/15/03 .........................         2,219,875

Property and Casualty Insurance - 0.2%
     498,000    First American Capital Trust, 8.50%
                  company guaranteed notes, due 4/15/12 ......           476,835

Recreational Centers - 0.4%
   1,000,000    Bally Total Fitness Holding Corp., 9.875%
                  senior subordinated notes, due 10/15/07 ....           927,500

Retail - Discount - 1.7%
   4,000,000    Wal-Mart Stores, Inc., 6.875%
                  senior notes, due 8/10/09 ..................         4,180,000

Retail - Leisure Products - 0.1%
     150,000    Selmer Company, Inc., 11.00%
                  senior subordinated notes, due 5/15/05 .....           151,500

Retail - Regional Department Stores - 1.7%
   4,000,000    Fred Meyer, Inc., 7.15%
                  company guaranteed notes, due 3/1/03 .......         4,070,000

Savings/Loan/Thrifts - 3.3%
                Dime Bancorp, Inc.:
   1,644,000      6.375%, senior notes, due 1/30/01 ..........         1,641,945
   2,988,000      7.00%, senior notes, due 7/25/01 ...........         2,976,795
   3,500,000    Golden State Holdings, Inc., 7.00%
                  senior notes, due 8/1/03 ...................         3,373,125

                                                                       7,991,865

Telecommunication Equipment - Fiber Optics - 0.5%
   2,490,000    NorthEast Optic Network, Inc., 12.75%
                  senior notes, due 8/15/08 ..................         1,195,200

Telecommunication Services - 4.1%
   4,000,000    Cox Communcations, Inc., 7.00%
                  notes, due 8/15/01 .........................         3,990,000
     400,000    Global Crossing Holdings, Ltd., 9.625%
                  company guaranteed notes, due 5/15/08 ......           376,000
     500,000    NTL, Inc., 12.75%
                  senior notes, due 4/15/05(OMEGA) ...........           470,000
   5,435,000    Verizon Global Funding Corp., 5.75%
                  convertible notes, due 4/1/03 ..............         5,292,331

                                                                      10,128,331

Telephone - Integrated - 3.0%
   2,000,000    British Telecommunications PLC, 8.125%
                  notes, due 12/15/10 ........................         2,027,500
   2,000,000    Qwest Capital Funding, Inc., 7.90%
                  notes, due 8/15/10+ ........................         2,052,500
   3,000,000    Qwest Corp., 7.625%
                  notes, due 6/9/03 ..........................         3,052,500
     250,000    Versatel Telecom B.V., 13.25%
                  senior notes, due 5/15/08 ..................           155,000

                                                                       7,287,500

Television - 0.7%
   1,488,000    Fox/Liberty Networks L.L.C., 8.875%
                  senior notes, due 8/15/07 ..................         1,517,760
     150,000    Pegasus Media & Communications, Inc.
                  12.50%, senior subordinated notes
                  due 7/1/05 .................................           150,750

                                                                       1,668,510

See Notes to Schedules of Investments.

46  Janus Aspen Series / December 31, 2000

Shares or Principal Amount                                          Market Value
================================================================================
Textile - Products - 0.6%
$  1,336,000    Collins & Aikman Floorcovering, Inc.
                  10.00%, senior subordinated notes
                  due 1/15/07 ................................    $    1,442,880

Web Hosting/Design - 0.7%
   1,245,000    Equinix, Inc., 13.00%
                  senior notes, due 12/1/07 ..................           871,500
   1,000,000    Exodus Communications, Inc., 11.625%
                  senior notes, due 7/15/10+ .................           890,000

                                                                       1,761,500

Wire and Cable Products - 0.2%
     498,000    Anixter International, Inc., 8.00%
                  company guaranteed notes, due 9/15/03 ......           502,357
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $133,501,713) ....................       132,501,193
--------------------------------------------------------------------------------
Foreign Bonds - 0.1%
Finance - Other Services - 0.1%
EUR
     300,000    Ono Finance PLC, 14.00%
                  senior notes, due 7/15/10+
                  (cost $280,710) ............................           199,975
--------------------------------------------------------------------------------
Preferred Stock - 0.6%
Networking Products - 0.2%
       1,103    XO Communications, Inc. - Series B, 13.50% ...           507,380

Savings/Loan/Thrifts - 0.4%
      35,458    Chevy Chase Savings Bank, 13.00% .............           904,179
--------------------------------------------------------------------------------
Total Preferred Stock (cost $2,008,453) ......................         1,411,559
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         996    Ono Finance PLC - expires 5/31/09*,+ .........            69,720

Retail - Diversified - 0%
         448    SpinCycle, Inc. - expires 5/1/05* ............                 0

Telephone - Integrated - 0%
         224    Versatel Telecom B.V. - expires 5/15/08* .....            21,504

Web Hosting/Design - 0%
         650    Equinix, Inc., - expires 12/1/07* ............            35,750
--------------------------------------------------------------------------------
Total Warrants (cost $0) .....................................           126,974
--------------------------------------------------------------------------------
U.S. Government Obligations - 36.2%
U.S. Government Agencies - 16.5%
                Fannie Mae.:
$  4,000,000      6.625%, notes, due 4/15/02 .................         4,045,000
   4,500,000      6.00%, notes, due 12/15/05 .................         4,545,000
  20,500,000      7.125%, notes, due 6/15/10 .................        22,191,250
   8,860,000      6.625%, notes, due 11/15/10 ................         9,291,925

                                                                      40,073,175

U.S. Treasury Notes - 19.7%
   2,395,000      4.25%, due 11/15/03 ........................         2,337,712
   1,100,000      5.75%, due 11/15/05 ........................         1,135,750
  23,000,000      6.50%, due 2/15/10 .........................        25,172,350
  15,165,000      5.75%, due 8/15/10 .........................        15,893,527
   3,000,000      6.125%, due 8/15/29 ........................         3,267,180

                                                                      47,806,519
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $84,353,158) .........        87,879,694
--------------------------------------------------------------------------------
Repurchase Agreement - 6.6%
$ 16,100,000    Deutsche Bank Securities, Inc., 6.05%
                  dated 12/29/00, maturing 1/2/01,
                  to be repurchased at $16,110,823
                  collateralized by $13,063,177 in U.S.
                  Government Agencies, 0%-8.25%,
                  1/2/01-8/6/38; $6,066,651 in U.S.
                  Treasuries, 0%-13.375%, 1/4/01-5/15/30;
                  with respective values of $12,897,491
                  and $3,524,512 (cost $16,100,000) ..........    $   16,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $236,244,034) - 98.0% ..........       238,219,395
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.0%          4,749,489
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $  242,968,884
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2000

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                    0.6%                   $    1,375,735
Netherlands                                0.1%                          176,504
United Kingdom                             1.5%                        3,641,795
United States++                           97.8%                      233,025,361
--------------------------------------------------------------------------------
Total                                    100.0%                   $  238,219,395

++Includes Short-Term Securities (91.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  47

Janus | Aspen High-Yield Portfolio

[PHOTO]
Sandy Rufenacht
portfolio manager

For the 12 months ended December 31, 2000, Janus Aspen High-Yield Portfolio returned 1.38% for its Institutional Shares and 1.10% for its Service Shares. It outperformed its benchmark, the Lehman Brothers High-Yield Bond Index, which declined 5.86%.(1)

Higher commodity prices and interest rates, combined with a slowing economy and intense swings in equity markets, resulted in a poor year for high-yield bonds. Fortunately, early in the period, we recognized that these securities were facing some challenges. Because high-yield bonds often behave similarly to equities, we reasoned that if stock market volatility persisted, then the high-yield market would suffer. On the other hand, if financial markets stabilized, the supply of new bonds would increase, and prices would fall. Either way, the outlook appeared grim, so we adopted a conservative approach.

Our first step was to upgrade the credit quality of the Portfolio by selectively buying short-term investment-grade bonds offering current yields that ranged from 7.5% to 8%. We limited our purchases to companies such as American Express and IBM - both very solid businesses with minimal credit risk. Moreover, given the recent performance of the high-yield market, those 7.5% yields looked quite attractive. Further underscoring our preference for investment-grade bonds were our memories of 1998, when high-yield bonds were coming to market at 8%. Today, we can earn 8% with minimal credit risk by buying General Electric bonds. This conservative strategy paid off for us when our investment-grade bonds held firm amidst the decline of the high-yield market.

Despite the disappointing performance of the high-yield market, a number of our holdings enjoyed solid gains. Standouts included the Venetian Casino and the Hard Rock Hotel. The Venetian Casino continued to benefit from heavy Las Vegas visitor traffic volumes. But, while trends in Vegas are good, those at the Venetian are even better as its focus on attracting conventioneers is working exceptionally well. Meanwhile, after performing poorly for most of 1999, the Hard Rock Hotel has bounced back. Peter Morton, the owner and founder, has once again stepped up to the plate with more cash, investing another $20 million of equity. Mr. Morton's continued financial support of the company reflects management's high degree of confidence in the property's potential.

Meanwhile, a few of our holdings could not resist the downturn in the high-yield market. For example, Galaxy Telecom, a cable company with assets in the rural Midwest, declined sharply. We have owned this bond for more than four years, and with its 12.375% coupon, we have earned about one percent per month. However, the company ran into trouble after one of its creditors requested immediate repayment. Lacking the required capital to meet the demand, Galaxy was forced to sell itself to repay the debt. Since then, three deals have broken down due to the lackluster stock environment surrounding the cable industry. Although we spoke with several potential acquirers and were optimistic Galaxy would be purchased, the company couldn't find a buyer in time to satisfy the creditor. We elected to liquidate our holdings at a loss.

Our exposure to telecommunications and Internet infrastructure holdings also hurt our overall performance, particularly during the fourth quarter. As the stock market weakness persisted and investors became unwilling to lend money to questionable ventures, companies that previously relied on the generosity of capital markets to fund their business models suffered. Although our exposure in these sectors was limited to well-funded companies such as Level 3 Communications and Global Crossing, in other words, companies that our research suggests are quite viable, investor sentiment was so harsh that good companies were sold along with the bad. Consequently, we have recently been exploring oversold opportunities in that asset class, and we will continue to do so.

Going forward, the economy has slowed dramatically and the Federal Reserve has indicated rate cuts are forthcoming. While additional liquidity would certainly help high-yield bonds, investors will likely continue to be selective. That said, we are optimistic that our intensive company-by-company research approach will continue to uncover opportunities the market has missed.

Thank you for your investment in Janus Aspen High-Yield Portfolio.

Portfolio Asset Mix (% of Assets)    December 31, 2000        December 31, 1999
--------------------------------------------------------------------------------
Weighted Average Maturity                 4.7 Yrs.                 5.1 Yrs.
Average Modified Duration*                3.4 Yrs.                 3.6 Yrs.
30-Day Average Yield
  Institutional Shares**                    10.40%                    9.45%
    Without Reimbursement**                  6.82%                    6.94%
  Service Shares**                          10.05%                      N/A
    Without Reimbursement**                  6.50%                      N/A
Average Rating                                 BB-                       B-
--------------------------------------------------------------------------------

*A theoretical measure of price volatility.
** Yields will fluctuate.

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

48  Janus Aspen Series / December 31, 2000

Average Annual Total Return(1)
For the Periods Ended December 31, 2000
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/96)
  1 Year                                                      1.38%
  From Inception                                              7.96%
--------------------------------------------------------------------------------
Lehman Brothers High-Yield Bond Index
  1 Year                                                    (5.86)%
  From Inception Date of Institutional Shares                 4.15%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                      1.10%
  From Portfolio Inception                                    4.26%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 2000
One Year, 1.38%
Since 5/1/96,* 7.96%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen High-Yield Portfolio - Institutional Shares and the Lehman Brothers High-Yield Bond Index. Janus Aspen High-Yield Portfolio - Institutional Shares is represented by a shaded area of green. The Lehman Brothers High-Yield Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1996, through December 31, 2000. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen High-Yield Portfolio
- Institutional Shares ($14,299) as compared to the Lehman Brothers High-Yield Bond Index ($12,088).

Janus Aspen High-Yield Portfolio
- Institutional Shares - $14,299

Lehman Brothers High-Yield
Bond Index - $12,088

*The Portfolio's inception date.
Source - Lipper, Inc. 2000.

(1) Investing in high-yield/high-risk securities may entail greater risk. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 86.0%
Airlines - 1.6%
$     25,000    ValuJet, Inc., 10.25%
                  senior notes, due 4/15/01 ..................    $       24,500

Broadcast Services and Programming - 2.0%
      30,000    Clear Channel Communications, Inc., 7.25%
                  notes, due 9/15/03 .........................            30,375

Building and Construction - 0.3%
       5,000    MDC Holdings, Inc., 8.375%
                  senior notes, due 2/1/08 ...................             4,550

Building Products - Cement and Aggregate - 0.6%
      10,000    Oglebay Norton Co., 10.00%
                  senior subordinated notes, due 2/1/09 ......             8,500

Cable Television - 3.1%
      10,000    Adelphia Communications Corp., 9.25%
                  senior notes, due 10/1/02 ..................             9,750
      15,000    Charter Communications Holdings/Charter
                  Capital, Inc., 10.00%
                  senior notes, due 4/1/09 ...................            14,550
      25,000    Telewest Communications PLC, 9.875%
                  senior notes, due 2/1/10 ...................            21,750

                                                                          46,050

Casino Hotels - 4.8%
$      5,000    Coast Hotels and Casinos, Inc., 9.50%
                  company guaranteed notes, due 4/1/09 .......    $        4,844
       5,000    Mandalay Resort Group, 10.25%
                  senior subordinated notes, due 8/1/07 ......             4,938
      35,000    Station Casinos, Inc., 10.125%
                  senior subordinated notes, due 3/15/06 .....            36,225
      25,000    Venetian Casino Resort L.L.C., 12.25%
                  company guaranteed notes, due 11/15/04 .....            24,500

                                                                          70,507

Casino Services - 4.7%
      65,000    Isle of Capri Black Hawk L.L.C., 13.00%
                  first mortgage bonds, due 8/31/04(OMEGA) ...            70,525

Cellular Telecommunications - 3.6%
      25,000    Price Communications Wireless, Inc.
                  11.75%, senior subordinated notes
                  due 7/15/07 ................................            26,500
      25,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 .................            26,781

                                                                          53,281

Computer Services - 0.4%
      15,000    Globix Corp., 12.50%
                  senior notes, due 2/1/10 ...................             5,550

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  49

Janus | Aspen High-Yield Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Computers - 4.1%
$     30,000    IBM Corp., 7.25%
                  notes, due 11/1/02 .........................    $       30,563
      30,000    Sun Microsystems, Inc., 7.00%
                  senior notes, due 8/15/02 ..................            30,263

                                                                          60,826

Computers - Memory Devices - 0.6%
      10,000    Seagate Technology, Inc., 12.50%
                  company guaranteed notes
                  due 11/15/07+ ..............................             9,450

Containers - Paper and Plastic - 5.9%
      15,000    Packaged Ice, Inc., 9.75%
                  company guaranteed notes, due 2/1/05 .......            11,850
      60,000    SF Holdings Group, Inc., 0%
                  senior discount notes, due 3/15/08(OMEGA) ..            24,000
                Stone Container Corp.:
      25,000      10.75%, first mortgage notes, due 10/1/02 ..            25,406
      25,000      11.50%, senior notes, due 10/1/04 ..........            25,875

                                                                          87,131

Diversified Financial Services - 4.1%
                General Electric Capital Corp.:
      30,000      7.00%, notes, due 3/1/02 ...................            30,375
      30,000      6.80%, notes, due 11/1/05 ..................            30,938

                                                                          61,313

Diversified Operations - 1.4%
      25,000    Pac-West Telecomm, Inc., 13.50%
                  senior notes, due 2/1/09 ...................            20,750

E-Commerce/Products - 0.7%
      20,000    Amazon.com, Inc., 0%
                  senior discount notes, due 5/1/08(OMEGA) ...            10,100

Fertilizers - 1.6%
         25,000   Scotts Co., 8.625%
                  senior subordinated notes, due 1/15/09+ ....            24,250

Finance - Credit Card - 1.7%
      25,000    American Express Co., 6.875%
                  notes, due 11/1/05 .........................            25,625

Finance - Other Services - 0.8%
      15,000    Trump Castle Funding, Inc., 11.75%
                  mortgage notes, due 11/15/03 ...............            11,456

Food - Retail - 3.4%
      25,000    Fred Meyer, Inc., 7.375%
                  company guaranteed notes, due 3/1/05 .......            25,813
      25,000    Safeway, Inc., 5.875%
                  notes, due 11/15/01 ........................            24,906

                                                                          50,719

Leisure, Recreation and Gaming - 2.1%
      35,000    Hard Rock Hotel, Inc., 9.25%
                  senior subordinated notes, due 4/1/05 ......            31,150

Medical - HMO - 0.7%
      10,000    UnitedHealth Group, Inc., 6.60%
                  notes, due 12/1/03 .........................             9,938

Medical - Hospitals - 1.0%
      15,000    Tenet Healthcare Corp., 8.625%
                  senior notes, due 12/1/03 ..................            15,281

Oil Companies - Exploration and Production - 3.7%
$     15,000    Abraxas Petroleum Corp., 12.875%
                  company guaranteed notes, due 3/15/03 ......    $       15,487
      15,000    Forest Oil Corp., 10.50%
                  company guaranteed notes, due 1/15/06 ......            15,487
      25,000    Range Resources Corp., 8.75%
                  company guaranteed notes, due 1/15/07 ......            23,562

                                                                          54,536

Radio - 1.7%
      25,000    Radio One, Inc., 12.00%
                  company guaranteed notes, due 5/15/04(OMEGA)            25,500

Recreational Centers - 0.3%
       5,000    Bally Total Fitness Holding Corp., 9.875%
                  senior subordinated notes, due 10/15/07 ....             4,638

Rental Auto/Equipment - 0.7%
      10,000    Avis Group Holdings, Inc., 11.00%
                  company guaranteed notes, due 5/1/09 .......            10,775

Satellite Telecommunications - 2.6%
      15,000    Echostar Broadband Corp., 10.375%
                  senior notes, due 10/1/07+ .................            14,737
      25,000    Echostar DBS Corp., 9.375%
                  senior notes, due 2/1/09 ...................            24,250

                                                                          38,987

Telecommunication Equipment - Fiber Optics - 1.7%
      15,000    NorthEast Optic Network, Inc., 12.75%
                  senior notes, due 8/15/08 ..................             7,200
      25,000    Williams Communications Group, Inc.
                  10.875%, senior notes, due 10/1/09 .........            18,625

                                                                          25,825

Telecommunication Services - 11.0%
      20,000    Alaska Communications Systems, Inc.
                  9.375%, company guaranteed notes
                  due 5/15/09 ................................            16,750
      30,000    Global Crossing Holdings, Ltd., 9.625%
                  company guaranteed notes, due 5/15/08 ......            28,200
      50,000    ITC DeltaCom, Inc., 11.00%
                  senior notes, due 6/1/07 ...................            39,000
      25,000    Level 3 Communications, Inc., 11.25%
                  senior notes, due 3/15/10 ..................            21,750
      20,000    NTL, Inc., 10.00%
                  senior notes, due 2/15/07 ..................            17,250
      10,000    Time Warner Telecommunications L.L.C.
                  9.75%, senior notes, due 7/15/08 ...........             9,200
      30,000    Winstar Communications, Inc., 12.75%
                  senior notes, due 4/15/10 ..................            19,800
      15,000    Worldwide Fiber, Inc., 12.00%
                  senior notes, due 8/1/09 ...................            11,175

                                                                         163,125

Telephone - Integrated - 8.8%
                Qwest Capital Funding, Inc.:
      30,000      6.125%, company guaranteed notes
                  due 7/15/02 ................................            29,850
      30,000      7.75%, notes, due 8/15/06+ .................            30,675
      25,000    Qwest Communications International, Inc.
                  10.875%, senior notes, due 4/1/07 ..........            27,063
      30,000    Sprint Capital Corp., 7.625%
                  company guaranteed notes, due 6/10/02 ......            30,375
      20,000    Versatel Telecom B.V., 13.25%
                  senior notes, due 5/15/08 ..................            12,400

                                                                         130,363

See Notes to Schedules of Investments.

50  Janus Aspen Series / December 31, 2000

Shares or Principal Amount                                          Market Value
================================================================================
Textile - Products - 0.7%
$     10,000    Collins & Aikman Floorcovering, Inc.
                  10.00%, senior subordinated notes
                  due 1/15/07 ................................    $       10,800

Transportation - Services - 0.8%
      16,000    Atlantic Express Transportation Corp.
                  10.75%, company guaranteed notes
                  due 2/1/04 .................................            11,680

Web Hosting/Design - 1.9%
      25,000    Exodus Communications, Inc., 11.25%
                  senior notes, due 7/1/08 ...................            22,250
      25,000    PSINet, Inc., 10.50%
                  senior notes, due 12/1/06 ..................             6,500

                                                                          28,750

Wire and Cable Products - 1.3%
      20,000    International Wire Group, Inc., 11.75%
                  senior subordinated notes, due 6/1/05 ......            19,500

Wireless Equipment - 1.6%
      25,000    Nextel Partners, Inc., 11.00%
                  senior notes, due 3/15/10 ..................            23,937
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,362,997) ......................         1,280,243
--------------------------------------------------------------------------------
Common Stocks - 0%
Containers - Paper and Plastic - 0%
          15    SF Holdings Group, Inc.
                  - Class C*,+ (cost $0) .....................                 0
--------------------------------------------------------------------------------
Repurchase Agreement - 6.7%
$    100,000    Deutsche Bank Securities, Inc., 6.05%
                  dated 12/29/00, maturing 1/2/01,
                  to be repurchased at $100,067
                  collateralized by $81,138 in U.S.
                  Government Agencies, 0%-8.25%,
                  1/2/01-8/6/38; $37,681 in U.S.
                  Treasuries, 0%-13.375%, 1/4/01-5/15/30;
                  with respective values of $80,108 and
                  $21,891 (cost $100,000) ....................           100,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,462,997) - 92.7% ............         1,380,243
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 7.3%            108,033
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $    1,488,276
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2000

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                    2.0%                   $       28,200
Canada                                     0.8%                           11,175
Netherlands                                0.9%                           12,400
United Kingdom                             1.6%                           21,750
United States++                           94.7%                        1,306,718
--------------------------------------------------------------------------------
Total                                    100.0%                   $    1,380,243

++Includes Short-Term Securities (87.4% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  51

Janus | Aspen Money Market Portfolio

[PHOTO]
Sharon Pichler
portfolio manager

For the 12 months ended December 31, 2000, Janus Aspen Money Market Portfolio returned 6.29% for its Institutional Shares and 6.03% for its Service Shares. The seven-day current yield for the same period was 6.46% and 6.21% for the Institutional Shares and Service Shares, respectively.(1) The Portfolio's performance placed it within the top quartile for the one-year period with a ranking of 14 out of 107 U.S. money market portfolios analyzed by Lipper, Inc., a leading mutual fund rating company.(2)

We were pleased to post solid returns while meeting the Portfolio's goal of maintaining liquidity and stability of capital. High short-term interest rates early in the year, fueled by speculation about Federal Reserve moves, generated numerous opportunities to secure higher yields on issues maturing within our strict 12-month time frame.

The Fed increased the key lending rate three times in 2000, including a half-point hike in May, in an effort to slow the economy. Although the rate increase in May proved to be the last, many investors anticipated further rate hikes and boosted yields on short-term investments through the summer. When signs of an economic slowdown appeared in the fall, investors started pricing in rate cuts. As yields peaked in the summer months, we added some one-year certificates of deposit to the Portfolio, but we generally focused our efforts on short-term securities because of our preference for maximum flexibility.

Moving into 2001, the economy is tracking a slower pace. Regardless of the market's moves, we strive to remain flexible in our ability to react to the market while keeping our focus on the Portfolio's goals - liquidity and capital stability.

Thank you for your continued investment in Janus Aspen Money Market Portfolio.

Average Annual Total Return(1)
For the Periods Ended December 31, 2000
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/95)
  1 Year                                                      6.29%
  5 Year                                                      5.36%
  From Inception                                              5.37%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
  1 Year                                                      6.03%
  5 Year                                                      5.14%
  From Portfolio Inception                                    5.15%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

(1)  All returns reflect reinvested dividends.

(2) Lipper, Inc. is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. Lipper, Inc. defines a U.S. money market portfolio as one that invests in "high-quality financial instruments rated in the top two grades with dollar-denominated average maturities of less than 90 days" and that intends "to keep constant net asset value." As of December 31, 2000, Janus Aspen Money Market Portfolio ranked 13/95 of U.S. money market funds for the 3-year period and 19/89 for the 5-year period. The ranking is for Institutional Shares.

An investment in the Portfolio(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Past performance does not guarantee future results.

52  Janus Aspen Series / December 31, 2000

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Short-Term Corporate Notes - 15.4%
                Banque et Caisse D'Epargne de L'Etat
$  3,000,000      Luxembourg, 6.54%, 1/30/01 .................    $    2,984,195
                Qwest Corp.
   3,000,000      6.70%, 1/26/01 .............................         2,986,041
                Sigma Finance, Inc.:
     250,000      6.58%, 1/23/01 .............................           248,995
     715,000      6.58%, 1/30/01 .............................           711,210
   1,000,000      6.55%, 2/8/01 ..............................           993,086
                Textron Financial Corp.
   3,000,000      6.58%, 1/16/01 .............................         2,991,775
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $10,915,302) ..........        10,915,302
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 46.3%
     400,000    Anaheim, California, Housing Authority
                  Multifamily Housing Revenue
                  (Cobblestone), 6.80%, 3/15/33 ..............           400,000
   1,305,000    Arapahoe County, Colorado, Industrial
                  Development Revenue, (Cottrell)
                  Series B, 6.79%, 10/1/19 ...................         1,305,000
     300,000    Asset Partners, Inc.
                  6.79%, 11/1/27 .............................           300,000
   2,890,000    Breckenridge Terrace L.L.C.
                  6.6875%, 5/1/39 ............................         2,890,000
     900,000    Bridgeton, Missouri Industrial Development
                  Authority Industrial Revenue, (Gold Dust
                  Project), Series B, 7.13%, 3/1/21 ..........           900,000
   4,000,000    City Wholesale, Inc.
                  6.58%, 8/1/15 ..............................         4,000,000
     800,000    Colorado Housing and Finance Authority
                  Economic Development Revenue
                  (White Wave, Inc. Project), Series B
                  6.77%, 10/1/18 .............................           800,000
   3,250,000    Colorado Housing Facilities Revenue
                  (Tenderfoot Seasonal Housing L.L.C.)
                  Series A, 6.6875%, 7/1/35 ..................         3,250,000
     660,000    Kentucky Economic Development Finance
                  Authority Hospital Facilities Revenue
                  (Highlands Regional Project), Series B
                  6.75%, 8/1/03 ..............................           660,000
   1,810,000    Medical Properties, Inc.
                  (Dakota Clinic Project), 6.69%, 12/22/24 ...         1,810,000
   3,200,000    Mississippi Business Finance Corp.
                  Industrial Development Revenue
                  (Royal Vendors Project), 6.84%, 6/1/24 .....         3,200,000
   4,700,000    Montgomery, Alabama Industrial
                  Development Board of Revenue
                  (Jenkins Brick Co.), Series A
                  6.64%, 9/1/15 ..............................         4,700,000
   3,870,000    Montgomery-Engelside, Alabama Medical
                  Clinic Board of Revenue, (Surgical
                  Center), Series B, 6.75%, 3/1/24 ...........         3,870,000
   1,500,000    New York City, New York Industrial
                  Development Agency Industrial
                  Development Revenue, (G.A.F. Seelig,
                  Inc. Project), 6.81%, 7/1/03 ...............         1,500,000
   1,515,000    Phoenix, Illinois Realty Special Account
                  Multifamily Revenue, (Brightons Mark)
                  6.98%, 4/1/20 ..............................         1,515,000

Taxable Variable Rate Demand Notes - (continued)
$    695,000    Post Properties, Ltd.
                  6.61%, 7/1/20 ..............................    $      695,000
   1,000,000    Washington, Missouri Industrial
                  Development Authority Industrial
                  Revenue, (Pauwels Project)
                  6.93%, 12/1/19 .............................         1,000,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $32,795,000) ..        32,795,000
--------------------------------------------------------------------------------
Floating Rate Notes - 9.8%
                Bank One N.A.
   2,709,000      6.69%, 4/19/01 .............................         2,708,381
                Ford Motor Credit Co.
   1,500,000      6.9081%, 11/16/01 ..........................         1,501,254
                Northern Rock PLC
   2,709,000      6.6862%, 4/20/01 ...........................         2,709,000
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $6,918,635) ..................         6,918,635
--------------------------------------------------------------------------------
Certificates of Deposit - 5.1%
                Commerzbank A.G., New York
   1,806,000      6.83%, 4/27/01 .............................         1,805,891
                Deutsche Bank, New York
     903,000      6.75%, 2/22/01 .............................           902,940
                Unibank A/S, New York
     903,000      6.92%, 3/30/01 .............................           902,959
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $3,611,790) ..............         3,611,790
--------------------------------------------------------------------------------
Put Bonds - 7.9%
   2,850,000    Arapahoe Water and Sanitation District
                  Colorado, Arapahoe County, Series B
                  7.30%, 12/1/13 .............................         2,850,000
   2,765,000    Aurora, Colorado Centertech Metropolitan
                  District, Series B, 7.30%, 12/1/17+ ........         2,765,000
--------------------------------------------------------------------------------
Total Put Bonds (cost $5,615,000) ............................         5,615,000
--------------------------------------------------------------------------------
Repurchase Agreement - 13.5%
   9,565,000    Deutsche Bank Securities, Inc., 6.80%
                  dated 12/29/00, maturing 1/2/01,
                  to be repurchased at $9,572,227
                  collateralized by $7,760,825 in U.S.
                  Government Agencies, 0%-8.25%,
                  1/2/01-8/6/38; $3,604,193 in U.S.
                  Treasuries, 0%-13.375%, 1/4/01-5/15/30;
                  with respective values of $7,662,392
                  and $2,093,910 (cost $9,565,000) ...........         9,565,000
--------------------------------------------------------------------------------
Total Investments (total cost $69,420,727) - 98.0% ...........        69,420,727
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.0%          1,397,484
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $   70,818,211
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 2000  53

Statements of | Assets & Liabilities

                                                                                     Janus Aspen  Janus Aspen
                                                                        Janus Aspen   Aggressive     Capital   Janus Aspen
As of December 31, 1999 (all numbers in thousands                          Growth       Growth    Appreciation   Balanced
except net asset value per share)                                        Portfolio    Portfolio    Portfolio    Portfolio
--------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                    $3,528,313   $3,640,323   $1,526,002   $3,216,866

  Investments at value:                                                  $3,641,201   $3,575,591   $1,522,676   $3,350,711
    Cash                                                                      1,297        3,794          261        4,197
    Receivables:
      Investments sold                                                       12,664       49,451       23,101       12,963
      Portfolio shares sold                                                   2,952        4,914        1,807        9,129
      Dividends                                                                 715          206          199          924
      Interest                                                                  396           82          179       25,552
      Due from Advisor                                                           --           --           --           --
    Other assets                                                                 13           37            5           32
  Forward currency contracts                                                     --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
Total Assets                                                              3,659,238    3,634,075    1,548,228    3,403,508
--------------------------------------------------------------------------------------------------------------------------
Liabilities:

  Payables:
    Investments purchased                                                    12,111       12,745           --          149
    Portfolio shares repurchased                                              6,098        7,244        8,741          384
    Advisory fees                                                             2,060        2,014          845        1,849
  Accrued expenses                                                              165          169          181          111
  Forward currency contracts                                                  4,341           --           --           --
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                            24,775       22,172        9,767        2,493
Net Assets                                                               $3,634,463   $3,611,903   $1,538,461   $3,401,015
--------------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                        $3,529,807   $3,485,768   $1,010,497   $3,352,381
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        133,319       96,033       37,725      137,901
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                              $    26.48   $    36.30   $    26.79   $    24.31
--------------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares                                              $  104,656   $  126,135   $  527,964   $   48,634
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)          3,970        3,506       19,890        1,951
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                              $    26.36   $    35.97   $    26.54   $    24.92
--------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

54  Janus Aspen Series / December 31, 2000

                                                                        Janus Aspen  Janus Aspen  Janus Aspen  Janus Aspen
                                                                           Equity     Growth and   Strategic  International
As of December 31, 1999 (all numbers in thousands                          Income       Income        Value       Growth
except net asset value per share)                                        Portfolio    Portfolio    Portfolio    Portfolio
--------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                    $   14,897   $  191,784   $    5,903   $1,667,944

  Investments at value:                                                  $   15,989   $  190,239   $    5,971   $1,700,320
    Cash                                                                         42           90           68           62
    Receivables:
      Investments sold                                                          159          866           --        9,681
      Portfolio shares sold                                                      --          374           47        5,857
      Dividends                                                                   8           31            1          611
      Interest                                                                    7          302            1          146
      Due from Advisor                                                           --           --           32           --
    Other assets                                                                 23           24           --            6
  Forward currency contracts                                                     --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                 16,228      191,926        6,120    1,716,683
--------------------------------------------------------------------------------------------------------------------------
Liabilities:

  Payables:
    Investments purchased                                                       132       13,629           --        4,814
    Portfolio shares repurchased                                                  1           89           22       51,157
    Advisory fees                                                                10           96            3          924
  Accrued expenses                                                               67           88            7          193
  Forward currency contracts                                                     --           --           --        3,717
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                               210       13,902           32       60,805
Net Assets                                                               $   16,018   $  178,024   $    6,088   $1,655,878
--------------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                        $   15,712   $  123,812   $    4,550   $1,158,666
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)            819        7,111          455       37,496
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                              $    19.20   $    17.41   $     9.99   $    30.90
--------------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares                                              $      306   $   54,212   $    1,538   $  497,212
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)             16        3,124          153       16,228
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                              $    19.05   $    17.35   $    10.04   $    30.64
--------------------------------------------------------------------------------------------------------------------------

                                                                        Janus Aspen  Janus Aspen  Janus Aspen  Janus Aspen
                                                                         Worldwide      Global       Global      Flexible
As of December 31, 1999 (all numbers in thousands                          Growth   Life Sciences  Technology     Income
except net asset value per share)                                        Portfolio    Portfolio    Portfolio    Portfolio
--------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                    $6,897,110   $   54,413   $  559,168   $  236,244

  Investments at value:                                                  $7,782,565   $   58,079   $  406,059   $  238,219
    Cash                                                                      2,493           94          269          861
    Receivables:
      Investments sold                                                       43,602          228        2,405           --
      Portfolio shares sold                                                   6,524          637        1,031          856
      Dividends                                                               3,685           22           10           --
      Interest                                                                  128            3          613        4,122
      Due from Advisor                                                           --           --           --           --
    Other assets                                                                 28           --            1           24
  Forward currency contracts                                                    923           --        1,896           --
--------------------------------------------------------------------------------------------------------------------------
Total Assets                                                              7,839,948       59,063      412,284      244,082
--------------------------------------------------------------------------------------------------------------------------
Liabilities:

  Payables:
    Investments purchased                                                    36,629            1          593          770
    Portfolio shares repurchased                                             22,565           13        1,851          127
    Advisory fees                                                             4,365           30          237          131
  Accrued expenses                                                              469           23          109           85
  Forward currency contracts                                                     --            7           --           --
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                            64,028           74        2,790        1,113
Net Assets                                                               $7,775,920   $   58,989   $  409,494   $  242,969
--------------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                        $7,704,163   $   10,984   $   34,950   $  242,401
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        208,330        1,180        5,382       21,159
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                              $    36.98   $     9.31   $     6.49   $    11.46
--------------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares                                              $   71,757   $   48,005   $  374,544   $      568
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)          1,952        5,157       57,202           49
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                              $    36.77   $     9.31   $     6.55   $    11.62
--------------------------------------------------------------------------------------------------------------------------

                                                                        Janus Aspen
                                                                           High-     Janus Aspen
                                                                           Yield     Money Market
                                                                         Portfolio    Portfolio
------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                    $    1,463   $   69,421

  Investments at value:                                                  $    1,380   $   69,421
    Cash                                                                         85           92
    Receivables:
      Investments sold                                                           --           --
      Portfolio shares sold                                                      --          892
      Dividends                                                                  --           --
      Interest                                                                   36          492
      Due from Advisor                                                           --           --
    Other assets                                                                 23           24
  Forward currency contracts                                                     --           --
------------------------------------------------------------------------------------------------
Total Assets                                                                  1,524       70,921
------------------------------------------------------------------------------------------------
Liabilities:

  Payables:
    Investments purchased                                                        --           --
    Portfolio shares repurchased                                                 --           83
    Advisory fees                                                                 1           15
  Accrued expenses                                                               35            5
  Forward currency contracts                                                     --           --
------------------------------------------------------------------------------------------------
Total Liabilities                                                                36          103
Net Assets                                                               $    1,488   $   70,818
------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                        $    1,478   $   70,808
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)            151       70,808
------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                              $     9.78   $     1.00
------------------------------------------------------------------------------------------------
Net Assets - Service Shares                                              $       10   $       10
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)              1           10
------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                              $     9.85   $     1.00
------------------------------------------------------------------------------------------------

                                      Janus Aspen Series / December 31, 2000  55

Statements of | Operations

                                                                                    Janus Aspen    Janus Aspen
                                                                     Janus Aspen    Aggressive       Capital      Janus Aspen
For the fiscal year or period ended December 31, 2000                  Growth         Growth      Appreciation     Balanced
(all numbers in thousands)                                            Portfolio      Portfolio      Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                           $    19,879    $     8,962    $    27,359    $   105,769
  Dividends                                                               13,274          1,871          2,807         12,434
  Foreign tax withheld                                                     (245)           (35)           (62)           (87)
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                   32,908         10,798         30,104        118,116
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           24,949         29,582          8,477         20,106
  Transfer agent expenses                                                      5              4              4              5
  Registration fees                                                          236            289            150            176
  System fees                                                                 21             15             19             21
  Custodian fees                                                             378            227             75            244
  Insurance expense                                                            7             10              2              6
  Audit fees                                                                  17             13             14             11
  Distribution fees - Retirement Shares*                                     186            236             96            140
  Distribution fees - Service Shares                                          74            109            779             35
  Administrative fees - Retirement Shares*                                   186            236             96            140
  Other expenses                                                              18             20             10             17
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                            26,077         30,741          9,722         20,901
Expense and Fee Offsets                                                     (59)           (82)           (20)           (67)
Net Expenses                                                              26,018         30,659          9,702         20,834
Excess Expense Reimbursement                                                  --             --             --             --
Net Expenses After Reimbursement                                          26,018         30,659          9,702         20,834
Net Investment Income/(Loss)                                               6,890       (19,861)         20,402         97,282
-----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities  transactions                 100,314      (360,356)      (170,331)         57,449
  Net realized  gain/(loss) from foreign currency transactions             8,803             --             --            424
  Net realized gain/(loss) from futures contracts                             --             --             --             --
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency                                (795,678)    (1,460,660)      (193,493)      (246,109)
-----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (686,561)    (1,821,016)      (363,824)      (188,236)
Net Increase/(Decrease) in Net Assets Resulting from Operations      $ (679,671)   $(1,840,877)    $ (343,422)    $  (90,954)
-----------------------------------------------------------------------------------------------------------------------------

(1)  Period May 1, 2000 (inception) to December 31, 2000.
(2)  Period January 18, 2000 (inception) to December 31, 2000.
*See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

56  Janus Aspen Series / December 31, 2000

                                                                     Janus Aspen    Janus Aspen    Janus Aspen    Janus Aspen
                                                                       Equity       Growth and      Strategic    International
For the fiscal year or period ended December 31, 2000                  Income         Income          Value         Growth
(all numbers in thousands)                                            Portfolio      Portfolio     Portfolio(1)    Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                           $       171    $     2,104    $        36    $    19,476
  Dividends                                                                  122            595             18         20,841
  Foreign tax withheld                                                       (2)            (5)             --          (645)
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                      291          2,694             54         39,672
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                              119            936             16          9,773
  Transfer agent expenses                                                      3              3              2              4
  Registration fees                                                          106            113             41            124
  System fees                                                                 11             13              4             18
  Custodian fees                                                              37             49             19            695
  Insurance expense                                                           --             --             --              2
  Audit fees                                                                  19             10              1             16
  Distribution fees - Retirement Shares*                                       2             17             --             49
  Distribution fees - Service Shares                                          --             32              1            674
  Administrative fees - Retirement Shares*                                     2             17             --             49
  Other expenses                                                               3              4              2             11
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                               302          1,194             86         11,415
Expense and Fee Offsets                                                       --            (4)             --           (23)
Net Expenses                                                                 302          1,190             86         11,392
Excess Expense Reimbursement                                                (71)             --           (55)             --
Net Expenses After Reimbursement                                             231          1,190             31         11,392
Net Investment Income/(Loss)                                                  60          1,504             23         28,280
-----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities  transactions                   2,529        (4,264)          (163)       (65,535)
  Net realized  gain/(loss) from foreign currency transactions                16             --             --         27,921
  Net realized gain/(loss) from futures contracts                             --             --             --             --
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency                                  (4,166)       (25,126)            68       (360,777)
-----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   (1,621)       (29,390)           (95)      (398,391)
Net Increase/(Decrease) in Net Assets Resulting from Operations      $   (1,561)    $  (27,886)    $      (72)    $ (370,111)
-----------------------------------------------------------------------------------------------------------------------------

                                                                     Janus Aspen    Janus Aspen    Janus Aspen    Janus Aspen
                                                                      Worldwide       Global         Global        Flexible
For the fiscal year or period ended December 31, 2000                  Growth      Life Sciences   Technology       Income
(all numbers in thousands)                                            Portfolio     Portfolio(2)   Portfolio(2)    Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                           $    70,945    $       206    $     5,893    $    15,806
  Dividends                                                               34,263             58            697            291
  Foreign tax withheld                                                   (2,883)            (1)           (25)             --
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                  102,325            263          6,565         16,097
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           54,996            134          2,011          1,345
  Transfer agent expenses                                                     13              3              3              5
  Registration fees                                                          354              2              9            148
  System fees                                                                 22             10             13             14
  Custodian fees                                                           2,972             40            100             43
  Insurance expense                                                           24             --             --             --
  Audit fees                                                                  20              7              6             14
  Distribution fees - Retirement Shares*                                     460             --             --              1
  Distribution fees - Service Shares                                          55             39            641             --
  Administrative fees - Retirement Shares*                                   460             --             --              1
  Other expenses                                                              33              3              3              6
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                            59,409            238          2,786          1,577
Expense and Fee Offsets                                                    (126)            (1)            (8)            (7)
Net Expenses                                                              59,283            237          2,778          1,570
Excess Expense Reimbursement                                                  --             --             --             --
Net Expenses After Reimbursement                                          59,283            237          2,778          1,570
Net Investment Income/(Loss)                                              43,042             26          3,787         14,527
-----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities  transactions                 252,553        (1,288)       (55,892)        (6,454)
  Net realized  gain/(loss) from foreign currency transactions           145,040             10            508            265
  Net realized gain/(loss) from futures contracts                             --             --             --            309
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency                              (2,071,034)          3,661      (151,214)          4,718
-----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (1,673,441)          2,383      (206,598)        (1,162)
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(1,630,399)    $     2,409    $ (202,811)    $    13,365
-----------------------------------------------------------------------------------------------------------------------------

                                                                     Janus Aspen
                                                                        High-       Janus Aspen
For the fiscal year or period ended December 31, 2000                   Yield      Money Market
(all numbers in thousands)                                            Portfolio      Portfolio
-----------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                           $       156    $     4,378
  Dividends                                                                    1             --
  Foreign tax withheld                                                        --             --
-----------------------------------------------------------------------------------------------
Total Investment Income                                                      157          4,378
-----------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                               13            168
  Transfer agent expenses                                                      4              4
  Registration fees                                                          107             47
  System fees                                                                 10             14
  Custodian fees                                                              29             --
  Insurance expense                                                           --             --
  Audit fees                                                                  13              7
  Distribution fees - Retirement Shares*                                      --              7
  Distribution fees - Service Shares                                          --             --
  Administrative fees - Retirement Shares*                                    --              7
  Other expenses                                                              --              4
-----------------------------------------------------------------------------------------------
Total Expenses                                                               176            258
Expense and Fee Offsets                                                       --             --
Net Expenses                                                                 176            258
Excess Expense Reimbursement                                               (159)             --
Net Expenses After Reimbursement                                              17            258
Net Investment Income/(Loss)                                                 140          4,120
-----------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities  transactions                    (71)            (4)
  Net realized  gain/(loss) from foreign currency transactions                --             --
  Net realized gain/(loss) from futures contracts                             --             --
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency                                     (62)             --
-----------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                     (133)            (4)
Net Increase/(Decrease) in Net Assets Resulting from Operations      $         7    $     4,116
-----------------------------------------------------------------------------------------------

                                      Janus Aspen Series / December 31, 2000  57

Statements of | Changes in Net Assets

                                                                           Janus Aspen                       Janus Aspen
                                                                             Growth                       Aggressive Growth
For the fiscal year or periods ended December 31                            Portfolio                         Portfolio
(all numbers in thousands)                                            2000             1999             2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      6,890     $      5,209     $   (19,861)     $    (7,523)
  Net realized gain/(loss) from investment transactions                109,117          155,359        (360,356)          392,796
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                               (795,678)         582,872      (1,460,660)        1,148,333
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                  (679,671)         743,440      (1,840,877)        1,533,606
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (7,413)          (4,543)               --               --
  Net realized gain from investment  transactions*                   (264,479)          (9,036)         (22,870)         (52,162)
  Distributions  (in excess of realized gains)*                       (53,260)               --        (371,310)               --
  Tax Return of Capital                                                     --               --        (151,092)               --
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (325,152)         (13,579)        (545,272)         (52,162)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                             1,526,722        1,298,997        2,673,828        1,695,094
    Retirement Shares                                                  153,079           52,393          314,482           34,652
    Service Shares                                                     125,070               --          177,923               --
  Reinvested dividends and distributions
    Institutional Shares                                               309,764           13,566          512,417           52,029
    Retirement Shares                                                   14,214               13           29,624              133
    Service Shares                                                       1,174               --            3,231               --
  Shares repurchased
    Institutional Shares                                             (312,403)        (194,056)        (793,084)        (665,828)
    Retirement Shares                                                 (19,033)          (2,358)         (38,550)          (2,937)
    Service Shares                                                     (4,460)               --         (10,882)               --
  Shares transferred - Retirement Shares(3)                          (156,824)               --        (238,484)               --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              1,637,303        1,168,555        2,630,505        1,113,143
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in  Net Assets                                 632,480        1,898,416          244,356        2,594,587
Net Assets:
  Beginning of period                                                3,001,983        1,103,567        3,367,547          772,960
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $  3,634,463     $  3,001,983     $  3,611,903     $  3,367,547
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  3,578,860     $  1,941,557     $  4,047,623     $  1,588,397
  Undistributed net investment income/(loss)*                               --              864               --              (2)
  Undistributed net realized gain/(loss) from investments*            (52,918)          155,363        (370,985)          383,226
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                   108,521          904,199         (64,735)        1,395,926
---------------------------------------------------------------------------------------------------------------------------------
                                                                  $  3,634,463     $  3,001,983     $  3,611,903     $  3,367,547
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                           45,926           47,425           45,557           45,266
  Reinvested dividends and distributions                                 9,910              486            9,599            1,555
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                   55,836           47,911           55,156           46,821
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                   (9,974)          (7,339)         (14,731)         (19,177)
Net Increase/(Decrease) in Portfolio Shares                             45,862           40,572           40,425           27,644
Shares Outstanding, Beginning of Period                                 87,457           46,885           55,608           27,964
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      133,319           87,457           96,033           55,608
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                        4,483,356        1,844,663        5,216,842          872,484
  Reinvested dividends and distributions                               455,506              475          566,408            4,023
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                4,938,862        1,845,138        5,783,250          876,507
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                 (560,239)               --        (640,402)               --
  Shares Transferred(3)                                            (6,143,154)         (81,361)      (5,956,431)         (63,544)
Net Increase/(Decrease) in Portfolio Shares                        (1,764,531)        1,763,777        (813,583)          812,963
Shares Outstanding, Beginning of Period                              1,764,531              754          813,583              620
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           --        1,764,531               --          813,583
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                        4,084,302               --        3,691,277               --
  Reinvested dividends and distributions                                37,963               --           61,521               --
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                4,122,265               --        3,752,798               --
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                 (152,075)               --        (246,622)               --
Net Increase/(Decrease) in Portfolio Shares                          3,970,190               --        3,506,176               --
Shares Outstanding, Beginning of Period                                     --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    3,970,190               --        3,506,176               --
---------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                         $  3,172,066     $  1,792,760     $  5,700,982     $  2,594,856
  Proceeds from sales of securities                                  1,649,395          845,225        3,542,378        1,580,979
  Purchases of long-term U.S. government obligations                        --               --               --               --
  Proceeds from sales of long-term U.S. government obligations              --               --               --               --

*See Note 3 in Notes to Financial Statements..

(1)  Period May 1, 2000 (inception) to December 31, 2000.
(2) Transactions in Portfolio Shares - Retirement and Service Shares numbers are not in thousands.

See Notes to Financial Statements.

58  Janus Aspen Series / December 31, 2000

                                                                            Janus Aspen                      Janus Aspen
                                                                       Capital Appreciation                    Balanced
For the fiscal year or periods ended December 31                             Portfolio                        Portfolio
(all numbers in thousands)                                             2000            1999             2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $     20,402     $      1,957     $     97,282     $     46,012
  Net realized gain/(loss) from investment transactions              (170,331)            3,659           57,873          180,516
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                              (193,493)          169,996        (246,109)          185,339
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 (343,422)          175,612         (90,954)          411,867
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                              (16,551)          (1,635)         (86,344)         (42,435)
  Net realized gain from investment  transactions*                          --               --        (237,167)               --
  Distributions  (in excess of realized gains)*                          (586)               --         (36,217)               --
  Tax Return of Capital                                                     --               --          (2,274)               --
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (17,137)          (1,635)        (362,002)         (42,435)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                               704,138          425,454        1,067,111        1,279,277
    Retirement Shares                                                  108,656           21,310          110,773           34,954
    Service Shares                                                     730,222               --           49,977               --
  Reinvested dividends and distributions
    Institutional Shares                                                13,032            1,635          348,553           41,850
    Retirement Shares                                                      427               --           12,399              585
    Service Shares                                                       3,677               --            1,050               --
  Shares repurchased
    Institutional Shares                                              (99,620)         (44,052)         (88,638)        (112,729)
    Retirement Shares                                                  (6,785)          (2,391)         (22,210)          (6,449)
    Service Shares                                                    (95,235)               --            (483)               --
  Shares transferred - Retirement Shares(3)                          (109,632)               --        (131,238)               --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              1,248,880          401,956        1,347,294        1,237,488
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in  Net Assets                                 888,321          575,933          894,338        1,606,920
Net Assets:
  Beginning of period                                                  650,140           74,207        2,506,677          899,757
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $  1,538,461     $    650,140     $  3,401,015     $  2,506,677
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  1,708,784     $    459,904     $  3,288,346     $  1,943,324
  Undistributed net investment income/(loss)*                            4,207              356            (682)            4,104
  Undistributed net realized gain/(loss) from investments*           (171,205)            (288)         (20,495)          179,294
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                    (3,325)         190,168          133,846          379,955
---------------------------------------------------------------------------------------------------------------------------------
                                                                  $  1,538,461     $    650,140     $  3,401,015     $  2,506,677
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                           21,576           16,966           39,707           51,595
  Reinvested dividends and distributions                                   444               55           13,688            1,581
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                   22,020           17,021           53,395           53,176
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                   (3,189)          (1,847)          (3,374)          (4,522)
Net Increase/(Decrease) in Portfolio Shares                             18,831           15,174           50,021           48,654
Shares Outstanding, Beginning of Period                                 18,894            3,720           87,880           39,226
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       37,725           18,894          137,901           87,880
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                        3,261,564          805,168        3,982,927        1,385,492
  Reinvested dividends and distributions                                13,809               --          482,655           22,009
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                3,275,373          805,168        4,465,582        1,407,501
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                 (207,295)               --        (800,179)               --
  Shares Transferred(3)                                            (3,781,123)         (93,123)      (5,577,102)        (259,945)
Net Increase/(Decrease) in Portfolio Shares                          (713,045)          712,045      (1,911,699)        1,147,556
Shares Outstanding, Beginning of Period                                713,045            1,000        1,911,699          764,143
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           --          713,045               --        1,911,699
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                       22,946,051               --        1,928,848               --
  Reinvested dividends and distributions                               130,292               --           40,850               --
---------------------------------------------------------------------------------------------------------------------------------
Total                                                               23,076,343               --        1,969,698               --
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                               (3,185,919)               --         (18,454)               --
Net Increase/(Decrease) in Portfolio Shares                         19,890,424               --        1,951,244               --
Shares Outstanding, Beginning of Period                                     --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   19,890,424               --        1,951,244               --
---------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                         $  1,168,304     $    380,037     $  2,101,369     $  2,132,273
  Proceeds from sales of securities                                    359,775          105,924        1,801,062        1,209,464
  Purchases of long-term U.S. government obligations                        --               --          553,009          479,559
  Proceeds from sales of long-term U.S. government obligations              --               --          188,675          199,818

                                                                           Janus Aspen                       Janus Aspen
                                                                          Equity Income                   Growth and Income
For the fiscal year or periods ended December 31                            Portfolio                         Portfolio
(all numbers in thousands)                                            2000             1999             2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $         60     $         45     $      1,504     $        165
  Net realized gain/(loss) from investment transactions                  2,545            2,279          (4,264)            2,395
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                (4,166)            2,881         (25,126)           22,577
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   (1,561)            5,205         (27,886)           25,137
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (53)             (38)          (1,255)            (137)
  Net realized gain from investment  transactions*                     (4,560)             (59)               --               --
  Distributions  (in excess of realized gains)*                             --               --          (2,330)               --
  Tax Return of Capital                                                     --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (4,613)             (97)          (3,585)            (137)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                 3,979            9,006           74,754           59,997
    Retirement Shares                                                    1,097              382           15,655            6,207
    Service Shares                                                         325               --           59,784               --
  Reinvested dividends and distributions
    Institutional Shares                                                 4,254               97            3,199              137
    Retirement Shares                                                      346               --              237               --
    Service Shares                                                          13               --              148               --
  Shares repurchased
    Institutional Shares                                               (5,906)          (4,176)         (14,889)          (5,500)
    Retirement Shares                                                    (169)             (15)          (1,929)            (804)
    Service Shares                                                         (1)               --          (1,032)               --
  Shares transferred - Retirement Shares(3)                            (1,185)               --         (17,894)               --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  2,753            5,294          118,033           60,037
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in  Net Assets                                 (3,421)           10,402           86,352           85,037
Net Assets:
  Beginning of period                                                   19,439            9,037           91,462            6,425
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $     16,018     $     19,439     $    178,024     $     91,462
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $     14,645     $     11,892     $    183,607     $     65,574
  Undistributed net investment income/(loss)*                               12               11              279               30
  Undistributed net realized gain/(loss) from investments*                 269            2,278          (4,318)            2,276
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                     1,092            5,258          (1,544)           23,582
---------------------------------------------------------------------------------------------------------------------------------
                                                                  $     16,018     $     19,439     $    178,024     $     91,462
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              158              405            3,626            3,889
  Reinvested dividends and distributions                                   197                4              167                7
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                      355              409            3,793            3,896
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (231)            (179)            (749)            (365)
Net Increase/(Decrease) in Portfolio Shares                                124              230            3,044            3,531
Shares Outstanding, Beginning of Period                                    695              465            4,067              536
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          819              695            7,111            4,067
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                           41,644           16,783          670,648          392,132
  Reinvested dividends and distributions                                16,227                5           12,309               --
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                   57,871           16,788          682,957          392,132
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                   (6,487)               --         (92,538)               --
  Shares Transferred(3)                                               (68,523)            (662)        (928,105)         (55,446)
Net Increase/(Decrease) in Portfolio Shares                           (17,139)           16,126        (337,686)          336,686
Shares Outstanding, Beginning of Period                                 17,139            1,013          337,686            1,000
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           --           17,139               --          337,686
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                           15,491               --        3,170,558               --
  Reinvested dividends and distributions                                   638               --            8,192               --
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                   16,129               --        3,178,750               --
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (49)               --         (54,597)               --
Net Increase/(Decrease) in Portfolio Shares                             16,080               --        3,124,153               --
Shares Outstanding, Beginning of Period                                     --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       16,080               --        3,124,153               --
---------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                         $     15,229     $     20,547     $    156,034     $     60,532
  Proceeds from sales of securities                                     17,346           16,287           43,629           15,498
  Purchases of long-term U.S. government obligations                        --               --            5,674               --
  Proceeds from sales of long-term U.S. government obligations              --               --               --               --


                                                                   Janus Aspen
                                                                 Strategic Value
For the fiscal year or periods ended December 31                    Portfolio
(all numbers in thousands)                                           2000(1)
--------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $         23
  Net realized gain/(loss) from investment transactions                  (163)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                     68
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                      (72)
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (14)
  Net realized gain from investment  transactions*                          --
  Distributions  (in excess of realized gains)*                             --
  Tax Return of Capital                                                     --
--------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (14)
--------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                 5,740
    Retirement Shares                                                       --
    Service Shares                                                       1,688
  Reinvested dividends and distributions
    Institutional Shares                                                    14
    Retirement Shares                                                       --
    Service Shares                                                          --
  Shares repurchased
    Institutional Shares                                               (1,129)
    Retirement Shares                                                      N/A
    Service Shares                                                       (139)
  Shares transferred - Retirement Shares(3)                                N/A
--------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  6,174
--------------------------------------------------------------------------------
Net Increase/(Decrease) in  Net Assets                                   6,088
Net Assets:
  Beginning of period                                                       --
--------------------------------------------------------------------------------
  End of period                                                   $      6,088
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $      6,174
  Undistributed net investment income/(loss)*                                9
  Undistributed net realized gain/(loss) from investments*               (163)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                        68
--------------------------------------------------------------------------------
                                                                  $      6,088
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              566
  Reinvested dividends and distributions                                     1
--------------------------------------------------------------------------------
Total                                                                      567
--------------------------------------------------------------------------------
  Shares Repurchased                                                     (112)
Net Increase/(Decrease) in Portfolio Shares                                455
Shares Outstanding, Beginning of Period                                     --
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          455
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                              N/A
  Reinvested dividends and distributions                                   N/A
--------------------------------------------------------------------------------
Total                                                                      N/A
--------------------------------------------------------------------------------
  Shares Repurchased                                                       N/A
  Shares Transferred(3)                                                    N/A
Net Increase/(Decrease) in Portfolio Shares                                N/A
Shares Outstanding, Beginning of Period                                    N/A
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          N/A
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                          167,095
  Reinvested dividends and distributions                                    --
--------------------------------------------------------------------------------
Total                                                                  167,095
--------------------------------------------------------------------------------
  Shares Repurchased                                                  (13,867)
Net Increase/(Decrease) in Portfolio Shares                            153,228
Shares Outstanding, Beginning of Period                                     --
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      153,228
--------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                         $      5,885
  Proceeds from sales of securities                                      1,019
  Purchases of long-term U.S. government obligations                        --
  Proceeds from sales of long-term U.S. government obligations              --

(3) A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See
     Note 1 in Notes to Financial Statements.

                                      Janus Aspen Series / December 31, 2000  59

                                                                           Janus Aspen                       Janus Aspen
                                                                      International Growth                 Worldwide Growth
For the fiscal year or period ended December 31                             Portfolio                         Portfolio
(all numbers in thousands)                                            2000             1999             2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $     28,280     $      1,093     $     43,042     $      7,750
  Net realized gain/(loss) from investment transactions               (37,614)            9,375          397,593          191,001
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                              (360,777)          333,771      (2,071,034)        2,184,175
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 (370,111)          344,239      (1,630,399)        2,382,926
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                              (26,360)          (1,019)         (36,497)          (6,818)
  Net realized gain from investment transactions*                           --               --        (502,063)               --
  Distributions (in excess of realized gains)*                        (39,214)               --        (174,322)               --
  Tax Return of Capital                                               (14,933)               --         (26,807)               --
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (80,507)          (1,019)        (739,689)          (6,818)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                             1,816,630          438,134        4,145,802        2,167,550
    Retirement Shares                                                   41,309           12,225          329,517          137,824
    Service Shares                                                   1,113,808               --          112,404               --
  Reinvested dividends and distributions
    Institutional Shares                                                62,975            1,018          706,606            6,818
    Retirement Shares                                                    2,046                1           31,514               --
    Service Shares                                                      15,485               --            1,569               --
  Shares repurchased
    Institutional Shares                                           (1,209,895)        (277,609)      (1,432,236)        (898,433)
    Retirement Shares                                                  (8,874)            (738)         (82,053)         (14,907)
    Service Shares                                                   (513,233)               --         (31,149)               --
  Shares transferred - Retirement Shares(3)                           (41,133)               --        (307,138)               --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              1,279,118          173,031        3,474,836        1,398,852
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  828,500          516,251        1,104,748        3,774,960
Net Assets:
  Beginning of period                                                  827,378          311,127        6,671,172        2,896,212
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $  1,655,878     $    827,378     $  7,775,920     $  6,671,172
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  1,710,415     $    446,243     $  7,056,094     $  3,608,193
  Undistributed net investment income/(loss)*                              (8)              169         (15,370)            1,072
  Undistributed net realized gain/(loss) from investments*            (83,200)          (8,482)        (151,208)          104,470
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                    28,671          389,448          886,404        2,957,437
---------------------------------------------------------------------------------------------------------------------------------
                                                                  $  1,655,878     $    827,378     $  7,775,920     $  6,671,172
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                           47,151           17,341           88,021           62,563
  Reinvested dividends and distributions                                 1,737               44           16,092              209
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                   48,888           17,385          104,113           62,772
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                  (32,347)         (11,053)         (31,832)         (26,096)
Net Increase/(Decrease) in Portfolio Shares                             16,541            6,332           72,281           36,676
Shares Outstanding, Beginning of Period                                 20,955           14,623          136,049           99,373
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       37,496           20,955          208,330          136,049
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                        1,025,887          466,618        6,652,190        3,868,907
  Reinvested dividends and distributions                                56,175               40          719,863               --
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                1,082,062          466,658        7,372,053        3,868,907
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                 (220,009)               --      (1,662,497)              --
  Shares Transferred(3)                                            (1,302,596)         (26,923)      (9,376,215)        (403,114)
Net Increase/(Decrease) in Portfolio Shares                          (440,543)          439,735      (3,666,659)        3,465,793
Shares Outstanding, Beginning of Period                                440,543              808        3,666,659          200,866
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           --          440,543               --        3,666,659
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                       30,462,735               --        2,699,741               --
  Reinvested dividends and distributions                               432,775               --           36,074               --
---------------------------------------------------------------------------------------------------------------------------------
Total                                                               30,895,510               --        2,735,815               --
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                              (14,667,488)               --        (784,128)              --
Net Increase/(Decrease) in Portfolio Shares                         16,228,022               --        1,951,687               --
Shares Outstanding, Beginning of Period                                     --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   16,228,022               --        1,951,687               --
---------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                         $  1,843,575     $    446,784     $  7,160,440     $  3,549,960
  Proceeds from sales of securities                                    795,283          325,107        4,766,416        2,490,945
  Purchases of long-term U.S. government obligations                        --               --               --               --
  Proceeds from sales of long-term U.S. government obligations              --               --               --               --

*See Note 3 in Notes to Financial Statements.

(1)  Period January 18, 2000 (inception) to December 31, 2000
(2) Transactions in Portfolio Shares - Retirement and Service Shares numbers are not in thousands.

See Notes to Financial Statements.

60 Janus Aspen Series / December 31, 2000

                                                                  Janus Aspen       Janus Aspen
                                                                  Global Life         Global                 Janus Aspen
                                                                    Sciences        Technology             Flexible Income
For the fiscal year or period ended December 31                    Portfolio         Portfolio                Portfolio
(all numbers in thousands)                                           2000(1)          2000(1)           2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $         26     $      3,787     $     14,527     $     11,300
  Net realized gain/(loss) from investment transactions                (1,278)         (55,384)          (5,880)          (3,338)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                  3,661        (151,214)            4,718          (5,120)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                     2,409         (202,811)          13,365            2,842
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (22)          (2,861)         (12,163)         (11,043)
  Net realized gain from investment transactions*                           --               --               --            (977)
  Distributions (in excess of realized gains)*                              --               --               --               --
  Tax Return of Capital                                                     --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (22)          (2,861)         (12,163)         (12,020)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                20,738           84,777           87,737           92,026
    Retirement Shares                                                       --               --              324              872
    Service Shares                                                      58,670          619,734              585               --
  Reinvested dividends and distributions
    Institutional Shares                                                    22              583           12,124           12,003
    Retirement Shares                                                       --               --               32               17
    Service Shares                                                          --            2,278                7               --
  Shares repurchased
    Institutional Shares                                              (10,083)         (24,882)         (45,339)         (37,764)
    Retirement Shares                                                      N/A              N/A            (368)             (47)
    Service Shares                                                    (12,745)         (67,324)             (36)               --
  Shares transferred - Retirement Shares(3)                                N/A              N/A            (822)               --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 56,602          615,166           54,244           67,107
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   58,989          409,494           55,446           57,929
Net Assets:
  Beginning of period                                                       --               --          187,523          129,594
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $     58,989     $    409,494     $    242,969     $    187,523
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $     56,602     $    615,166     $    247,500     $    193,256
  Undistributed net investment income/(loss)*                                3              901            2,037              392
  Undistributed net realized gain/(loss) from investments*             (1,277)         (55,359)          (8,545)          (3,384)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                     3,661        (151,214)            1,977          (2,741)
---------------------------------------------------------------------------------------------------------------------------------
                                                                  $     58,989     $    409,494     $    242,969     $    187,523
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                            2,379            8,264            7,707            7,752
  Reinvested dividends and distributions                                     2               87            1,074            1,047
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                    2,381            8,351            8,781            8,799
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                   (1,201)          (2,969)          (3,979)          (3,192)
Net Increase/(Decrease) in Portfolio Shares                              1,180            5,382            4,802            5,607
Shares Outstanding, Beginning of Period                                     --               --           16,357           10,750
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        1,180            5,382           21,159           16,357
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                              N/A              N/A           27,606           73,392
  Reinvested dividends and distributions                                   N/A              N/A            2,716            1,470
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                      N/A              N/A           30,322           74,862
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                       N/A              N/A         (31,218)               --
  Shares Transferred(3)                                                    N/A              N/A         (70,947)          (4,008)
Net Increase/(Decrease) in Portfolio Shares                                N/A              N/A         (71,843)           70,854
Shares Outstanding, Beginning of Period                                    N/A              N/A           71,843              989
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          N/A              N/A               --           71,843
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                        6,575,673       64,808,588           51,366               --
  Reinvested dividends and distributions                                    --          338,970              628               --
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                6,575,673       65,147,558           51,994               --
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                               (1,418,542)      (7,945,780)          (3,110)               --
Net Increase/(Decrease) in Portfolio Shares                          5,157,131       57,201,778           48,884               --
Shares Outstanding, Beginning of Period                                     --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    5,157,131       57,201,778           48,884               --
---------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                         $     77,188     $    659,258     $    244,605     $    203,810
  Proceeds from sales of securities                                     27,888           90,293          243,465          134,399
  Purchases of long-term U.S. government obligations                        --               --          173,377           21,790
  Proceeds from sales of long-term U.S. government obligations              --               --          118,903           35,724

                                                                           Janus Aspen                       Janus Aspen
                                                                           High-Yield                       Money Market
For the fiscal year or period ended December 31                             Portfolio                         Portfolio
(all numbers in thousands)                                            2000             1999             2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $        140     $        207     $      4,120     $      2,717
  Net realized gain/(loss) from investment transactions                   (71)            (113)              (4)                3
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                   (62)               55               --               --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                         7              149            4,116            2,720
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                 (120)            (209)          (4,116)          (2,717)
  Net realized gain from investment transactions*                           --               --               --              (3)
  Distributions (in excess of realized gains)*                              --               --               --               --
  Tax Return of Capital                                                     --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (120)            (209)          (4,116)          (2,720)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                 2,273            1,725          249,108          211,038
    Retirement Shares                                                       --               --           22,027            1,225
    Service Shares                                                          10               --               10               --
  Reinvested dividends and distributions
    Institutional Shares                                                   119              208            3,962            2,713
    Retirement Shares                                                       --                1              119                7
    Service Shares                                                           1               --                1               --
  Shares repurchased
    Institutional Shares                                               (2,421)          (3,230)        (251,528)        (183,175)
    Retirement Shares                                                     (13)               --         (16,648)             (90)
    Service Shares                                                          --               --               --               --
  Shares transferred - Retirement Shares(3)                                N/A               --          (6,652)               --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                   (31)          (1,296)              399           31,718
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    (144)          (1,356)              399           31,718
Net Assets:
  Beginning of period                                                    1,632            2,988           70,419           38,701
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $      1,488     $      1,632     $     70,818     $     70,419
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $      1,780     $      1,811     $     70,818     $     70,419
  Undistributed net investment income/(loss)*                               26                6               --               --
  Undistributed net realized gain/(loss) from investments*               (235)            (164)               --               --
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                      (83)             (21)               --               --
---------------------------------------------------------------------------------------------------------------------------------
                                                                  $      1,488     $      1,632     $     70,818     $     70,419
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              215              156          249,108          211,038
  Reinvested dividends and distributions                                    12               20            3,962            2,713
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                      227              176          253,070          213,751
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (231)            (295)        (251,528)        (183,175)
Net Increase/(Decrease) in Portfolio Shares                                (4)            (119)            1,542           30,576
Shares Outstanding, Beginning of Period                                    155              274           69,266           38,690
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          151              155           70,808           69,266
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                               --               --       22,027,481        1,224,357
  Reinvested dividends and distributions                                    37               83          119,031            7,522
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                       37               83       22,146,512        1,231,879
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                   (1,159)(4)            --     (16,647,641)              --
  Shares Transferred(3)                                                    N/A               --      (6,651,902)         (89,650)
Net Increase/(Decrease) in Portfolio Shares                            (1,122)               83      (1,153,031)        1,142,229
Shares Outstanding, Beginning of Period                                  1,122            1,039        1,153,031           10,802
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           --            1,122               --        1,153,031
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                              960               --           10,001               --
  Reinvested dividends and distributions                                    65               --              600               --
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                    1,025               --           10,601               --
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        --               --              (1)               --
Net Increase/(Decrease) in Portfolio Shares                              1,025               --           10,600               --
Shares Outstanding, Beginning of Period                                     --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        1,025               --           10,600               --
---------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                         $      3,675     $     12,244               --               --
  Proceeds from sales of securities                                      3,607           13,089               --               --
  Purchases of long-term U.S. government obligations                        --               50               --               --
  Proceeds from sales of long-term U.S. government obligations              --              148               --               --

(3) A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See
     Note 1 in Notes to Financial Statements.
(4) Janus Capital Corporation ("Janus Capital") redeemed its investment in the Retirement Shares of the High-Yield Portfolio on July 26, 2000 since it was the only shareholder.

                                      Janus Aspen Series / December 31, 2000  61

Financial | Highlights - Institutional Shares

For a share outstanding throughout                                              Janus Aspen Growth Portfolio
each fiscal year ended December 31                             2000           1999          1998          1997          1996

-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    33.65     $    23.54    $    18.48    $    15.51    $    13.45
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .05            .07           .05           .15           .17
  Net gains/(losses) on securities (both
    realized and unrealized)                                    (4.59)          10.24          6.36          3.34          2.29
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (4.54)          10.31          6.41          3.49          2.46
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         (.06)          (.06)         (.05)         (.15)         (.17)
  Distributions (from capital gains)                            (2.14)          (.14)        (1.30)         (.37)         (.23)
  Distributions (in excess from capital gains)                   (.43)             --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (2.63)          (.20)        (1.35)         (.52)         (.40)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    26.48     $    33.65    $    23.54    $    18.48    $    15.51
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  (14.55)%        43.98%         35.66%        22.75%        18.45%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $3,529,807     $2,942,649    $1,103,549    $  608,281    $  325,789
Average Net Assets for the Period (in thousands)            $3,734,449     $1,775,373    $  789,454    $  477,914    $  216,125
Ratio of Gross Expenses to Average Net Assets(1)                 0.67%          0.67%         0.68%         0.70%         0.69%
Ratio of Net Expenses to Average Net Assets(1)                   0.67%          0.67%         0.68%         0.69%         0.69%
Ratio of Net Investment Income to Average Net Assets             0.19%          0.30%         0.26%         0.91%         1.39%
Portfolio Turnover Rate                                            47%            53%           73%          122%           87%

For a share outstanding throughout                                          Janus Aspen Aggressive Growth Portfolio
each fiscal year ended December 31                             2000           1999          1998          1997          1996

-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    59.70     $    27.64    $    20.55    $    18.24    $    17.08
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .01             --            --            --            --
  Net gains/(losses) on securities (both
    realized and unrealized)                                   (17.08)          33.46          7.09          2.31          1.36
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               (17.07)          33.46          7.09          2.31          1.36
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                            --             --            --            --            --
  Distributions (from capital gains)                             (.27)         (1.40)            --            --         (.19)
  Distributions (in excess from capital gains)                  (4.31)             --            --            --            --
  Tax return of capital                                         (1.75)             --            --            --         (.01)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (6.33)         (1.40)            --            --         (.20)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    36.30     $    59.70    $    27.64    $    20.55    $    18.24
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  (31.82)%        125.40%        34.26%        12.66%         7.95%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $3,485,768     $3,319,619    $  772,943    $  508,198    $  383,693
Average Net Assets for the Period (in thousands)            $4,409,584     $1,476,445    $  576,444    $  418,464    $  290,629
Ratio of Gross Expenses to Average Net Assets(1)                 0.66%          0.70%         0.75%         0.76%         0.76%
Ratio of Net Expenses to Average Net Assets(1)                   0.66%          0.69%         0.75%         0.76%         0.76%
Ratio of Net Investment Income to Average Net Assets           (0.42)%        (0.50)%       (0.36)%       (0.10)%       (0.27)%
Portfolio Turnover Rate                                            82%           105%          132%          130%           88%

(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

62  Janus Aspen Series / December 31, 2000

For a share outstanding throughout                               Janus Aspen Capital Appreciation Portfolio
each fiscal year ended December 31                             2000           1999          1998         1997(1)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    33.17     $    19.94    $    12.62    $    10.00
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .43            .12           .01           .05
  Net gains/(losses) on securities (both
    realized and unrealized)                                    (6.43)          13.22          7.32          2.61
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (6.00)          13.34          7.33          2.66
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         (.37)          (.11)         (.01)         (.04)
  Distributions (from capital gains)                                --             --            --            --
  Distributions (in excess from capital gains)                   (.01)             --            --            --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                              (.38)          (.11)         (.01)         (.04)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    26.79     $    33.17    $    19.94    $    12.62
-----------------------------------------------------------------------------------------------------------------
Total Return*                                                 (18.18)%         67.00%        58.11%        26.60%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $1,010,497     $  626,611    $   74,187    $    6,833
Average Net Assets for the Period (in thousands)            $  954,279     $  257,422    $   25,964    $    2,632
Ratio of Gross Expenses to Average Net Assets**(2)               0.67%          0.70%         0.92%         1.26%
Ratio of Net Expenses to Average Net Assets**(2)                 0.67%          0.70%         0.91%         1.25%
Ratio of Net Investment Income to Average Net Assets**           1.60%          0.76%         0.27%         1.43%
Portfolio Turnover Rate**                                          41%            52%           91%          101%

For a share outstanding throughout                                             Janus Aspen Balanced Portfolio
each fiscal year ended December 31                             2000           1999          1998          1997          1996

-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    27.91     $    22.50    $    17.47    $    14.77    $    13.03
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .64            .59           .39           .34           .32
  Net gains/(losses) on securities (both
    realized and unrealized)                                    (1.22)           5.38          5.51          2.89          1.81
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (.58)           5.97          5.90          3.23          2.13
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         (.69)          (.56)         (.38)         (.35)         (.30)
  Distributions (from capital gains)                            (2.00)             --         (.45)         (.18)         (.09)
  Distributions (in excess of realized gains)                    (.31)             --         (.04)            --            --
  Tax return of capital                                          (.02)             --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (3.02)          (.56)         (.87)        (0.53)         (.39)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    24.31     $    27.91    $    22.50    $    17.47    $    14.77
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                                   (2.27)%         26.76%        34.28%        22.10%        16.18%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $3,352,381     $2,453,079    $  882,495    $  362,409    $   85,480
Average Net Assets for the Period (in thousands)            $3,020,072     $1,583,635    $  555,002    $  176,432    $   43,414
Ratio of Gross Expenses to Average Net Assets(2)                 0.66%          0.69%         0.74%         0.83%         0.94%
Ratio of Net Expenses to Average Net Assets(2)                   0.66%          0.69%         0.74%         0.82%         0.92%
Ratio of Net Investment Income to Average Net Assets             3.15%          2.86%         2.41%         2.87%         2.92%
Portfolio Turnover Rate                                            72%            92%           70%          139%          103%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 1997 (inception) to December 31, 1997.
(2)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                      Janus Aspen Series / December 31, 2000  63

For a share outstanding throughout                                   Janus Aspen Equity Income Portfolio
each fiscal year ended December 31                             2000           1999          1998         1997(1)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    27.32     $    19.41    $    13.46    $    10.00
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .07            .07           .02           .01
  Net gains/(losses) on securities (both
    realized and unrealized)                                    (1.95)           7.99          6.16          3.46
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (1.88)           8.06          6.18          3.47
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         (.07)          (.06)         (.02)         (.01)
  Distributions (from capital gains)                            (6.17)          (.09)         (.21)            --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                             (6.24)          (.15)         (.23)         (.01)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    19.20     $    27.32    $    19.41    $    13.46
-----------------------------------------------------------------------------------------------------------------
Total Return*                                                  (8.07)%         41.58%        46.24%        34.70%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $   15,712     $   18,975    $    9,017    $    3,047
Average Net Assets for the Period (in thousands)            $   17,328     $   14,663    $    5,629    $    1,101
Ratio of Gross Expenses to Average Net Assets**(2)               1.25%          1.25%         1.25%         1.25%
Ratio of Net Expenses to Average Net Assets**(2)                 1.25%          1.25%         1.25%         1.25%
Ratio of Net Investment Income to Average Net Assets**           0.36%          0.31%         0.17%         0.35%
Portfolio Turnover Rate**                                          95%           114%           79%          128%

For a share outstanding throughout                          Janus Aspen Growth and Income Portfolio
each fiscal year ended December 31                             2000           1999          1998(3)

---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    20.77     $    11.96    $    10.00
---------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .19            .04           .02
  Net gains/(losses) on securities (both
    realized and unrealized)                                    (3.08)           8.81          1.96
---------------------------------------------------------------------------------------------------
Total from Investment Operations                                (2.89)           8.85          1.98
---------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         (.16)          (.04)         (.02)
  Distributions (in excess from capital gains)                   (.31)             --            --
---------------------------------------------------------------------------------------------------
Total Distributions                                              (.47)          (.04)         (.02)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    17.41     $    20.77    $    11.96
---------------------------------------------------------------------------------------------------
Total Return*                                                 (14.10)%         74.04%        19.80%
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $  123,812     $   84,480    $    6,413
Average Net Assets for the Period (in thousands)            $  124,282     $   28,838    $    2,883
Ratio of Gross Expenses to Average Net Assets**(2)               0.78%          1.06%         1.25%
Ratio of Net Expenses to Average Net Assets**(2)                 0.78%          1.05%         1.25%
Ratio of Net Investment Income to Average Net Assets**           1.07%          0.56%         0.66%
Portfolio Turnover Rate**                                          37%            59%           62%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 1997 (inception) to December 31, 1997.
(2)  See footnote #5 in Notes to Financial Statements.
(3)  Period May 1, 1998 (inception) to December 31, 1998.

See Notes to Financial Statements.

64  Janus Aspen Series / December 31, 2000

For a share outstanding throughout         Janus Aspen Strategic Value Portfolio
the period ended December 31                                 2000(1)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $    10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .05
  Net gains/(losses) on securities (both
    realized and unrealized)                                    (.03)
--------------------------------------------------------------------------------
Total from Investment Operations                                  .02
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                        (.03)
  Distributions (from capital gains)                               --
  Distributions (in excess of realized gains)                      --
--------------------------------------------------------------------------------
Total Distributions                                             (.03)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                             $     9.99
--------------------------------------------------------------------------------
Total Return*                                                   0.20%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $    4,550
Average Net Assets for the Period (in thousands)           $    3,243
Ratio of Gross Expenses to Average Net Assets**(2)              1.25%
Ratio of Net Expenses to Average Net Assets**(2)                1.25%
Ratio of Net Investment Income to Average Net Assets**          0.97%
Portfolio Turnover Rate**                                         47%

For a share outstanding throughout                                      Janus Aspen International Growth Portfolio
each fiscal year ended December 31                             2000           1999          1998          1997          1996

-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    38.67     $    21.27    $    18.48    $    15.72    $    11.95
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(loss)                                       .62            .06           .13           .11           .05
  Net gains/(losses) on securities (both
    realized and unrealized)                                    (6.51)          17.40          3.07          2.80          4.06
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (5.89)          17.46          3.20          2.91          4.11
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         (.63)          (.06)         (.14)         (.11)         (.11)
  Distributions (from capital gains)                                --             --            --         (.01)         (.23)
  Distributions (in excess of realized gains)                    (.91)             --         (.27)         (.03)            --
  Tax return of capital                                          (.34)             --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (1.88)          (.06)         (.41)         (.15)         (.34)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    30.90     $    38.67    $    21.27    $    18.48    $    15.72
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  (15.94)%         82.27%        17.23%        18.51%        34.71%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $1,158,666     $  810,392    $  311,110    $  161,091    $   27,192
Average Net Assets for the Period (in thousands)            $1,214,163     $  425,876    $  234,421    $   96,164    $    7,437
Ratio of Gross Expenses to Average Net Assets(2)                 0.71%          0.77%         0.86%         0.96%         1.26%
Ratio of Net Expenses to Average Net Assets(2)                   0.71%          0.76%         0.86%         0.96%         1.25%
Ratio of Net Investment Income to Average Net Assets             1.88%          0.26%         0.73%         0.70%         0.62%
Portfolio Turnover Rate                                            67%            80%           93%           86%           65%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 2000 (inception) to December 31, 2000.
(2)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                      Janus Aspen Series / December 31, 2000  65

For a share outstanding throughout                                         Janus Aspen Worldwide Growth Portfolio
each fiscal year ended December 31                             2000           1999          1998          1997          1996

-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    47.75     $    29.09    $    23.39    $    19.44    $    15.31
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .11            .07           .16           .16           .16
  Net gains/(losses) on securities (both
    realized and unrealized)                                    (7.03)          18.65          6.59          4.14          4.27
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (6.92)          18.72          6.75          4.30          4.43
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         (.19)          (.06)         (.18)         (.17)         (.17)
  Dividends (in excess of net investment income)                    --             --            --         (.02)            --
  Distributions (from capital gains)                            (2.61)             --            --         (.16)         (.13)
  Distributions (in excess of realized gains)                    (.91)             --         (.87)            --            --
  Total return of capital                                        (.14)             --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (3.85)          (.06)        (1.05)         (.35)         (.30)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    36.98     $    47.75    $    29.09    $    23.39    $    19.44
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  (15.67)%         64.45%        28.92%        22.15%        29.04%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $7,704,163     $6,496,773    $2,890,375    $1,576,548    $  582,603
Average Net Assets for the Period (in thousands)            $8,255,166     $3,862,773    $2,217,695    $1,148,951    $  304,111
Ratio of Gross Expenses to Average Net Assets(1)                 0.69%          0.71%         0.72%         0.74%         0.80%
Ratio of Net Expenses to Average Net Assets(1)                   0.69%          0.71%         0.72%         0.74%         0.80%
Ratio of Net Investment Income to Average Net Assets             0.52%          0.20%         0.64%         0.67%         0.83%
Portfolio Turnover Rate                                            66%            67%           77%           80%           62%

For a share outstanding throughout    Janus Aspen Global Life Sciences Portfolio
the period ended December 31                                 2000(2)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $    10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .05
  Net gains/(losses) on securities (both
    realized and unrealized)                                    (.72)
--------------------------------------------------------------------------------
Total from Investment Operations                                (.67)
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                        (.02)
  Distributions (from capital gains)                               --
--------------------------------------------------------------------------------
Total Distributions                                             (.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                             $     9.31
--------------------------------------------------------------------------------
Total Return*                                                 (6.70)%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $   10,984
Average Net Assets for the Period (in thousands)           $    5,372
Ratio of Gross Expenses to Average Net Assets**(1)              1.03%
Ratio of Net Expenses to Average Net Assets**(1)                1.02%
Ratio of Net Investment Income to Average Net Assets**          0.60%
Portfolio Turnover Rate**                                        137%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.
(2)  Period January 18, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

66  Janus Aspen Series / December 31, 2000

For a share outstanding throughout       Janus Aspen Global Technology Portfolio
the period ended December 31                                 2000(1)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $    10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .16
  Net gains/(losses) on securities (both
    realized and unrealized)                                   (3.56)
--------------------------------------------------------------------------------
Total from Investment Operations                               (3.40)
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                        (.11)
  Distributions (from capital gains)                               --
--------------------------------------------------------------------------------
Total Distributions                                             (.11)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                             $     6.49
--------------------------------------------------------------------------------
Total Return*                                                (34.03)%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $   34,950
Average Net Assets for the Period (in thousands)           $   55,483
Ratio of Gross Expenses to Average Net Assets**(2)              0.69%
Ratio of Net Expenses to Average Net Assets**(2)                0.69%
Ratio of Net Investment Income to Average Net Assets**          1.64%
Portfolio Turnover Rate**                                         34%

For a share outstanding throughout                                         Janus Aspen Flexible Income Portfolio
each fiscal year ended December 31                             2000           1999          1998          1997          1996

-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    11.41     $    12.05    $    11.78    $    11.24    $    11.11
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .72            .76           .64           .67           .74
  Net gains/(losses) on securities (both
    realized and unrealized)                                     (.02)          (.58)           .41           .62           .24
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   .70            .18          1.05          1.29           .98
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         (.65)          (.75)         (.67)         (.64)         (.72)
  Distributions (from capital gains)                                --          (.07)         (.11)         (.11)         (.13)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (.65)          (.82)         (.78)         (.75)         (.85)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    11.46     $    11.41    $    12.05    $    11.78    $    11.24
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     6.25%          1.60%         9.11%        11.76%         9.19%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $  242,401     $  186,681    $  129,582    $   54,098    $   25,315
Average Net Assets for the Period (in thousands)            $  206,242     $  161,459    $   86,627    $   36,547    $   17,889
Ratio of Gross Expenses to Average Net Assets(2)                 0.76%          0.72%         0.73%         0.75%         0.84%
Ratio of Net Expenses to Average Net Assets(2)                   0.76%          0.72%         0.73%         0.75%         0.83%
Ratio of Net Investment Income to Average Net Assets             7.02%          6.99%         6.36%         6.90%         7.31%
Portfolio Turnover Rate                                           202%           116%          145%          119%          250%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period January 18, 2000 (inception) to December 31, 2000.
(2)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                      Janus Aspen Series / December 31, 2000  67

For a share outstanding throughout                                           Janus Aspen High-Yield Portfolio
each fiscal year ended December 31                             2000           1999          1998          1997          1996(1)

-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    10.45     $    10.85    $    11.78    $    10.83    $    10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .94           1.14           .87           .70           .43
  Net gains/(losses) on securities (both
    realized and unrealized)                                     (.80)          (.41)         (.70)           .99           .80
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   .14            .73           .17          1.69          1.23
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         (.81)         (1.13)         (.89)         (.68)         (.40)
  Distributions (from capital gains)                                --             --         (.05)         (.06)            --
  Distributions (in excess of realized gains)                       --             --         (.16)            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (.81)         (1.13)        (1.10)         (.74)         (.40)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $     9.78     $    10.45    $    10.85    $    11.78    $    10.83
-------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                    1.38%          6.85%         1.26%        15.98%        12.40%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $    1,478     $    1,620    $    2,977    $    2,914    $      783
Average Net Assets for the Period (in thousands)            $    1,678     $    2,448    $    3,281    $    1,565    $      459
Ratio of Gross Expenses to Average Net Assets**(2)               1.00%          1.00%         1.00%         1.00%         1.01%
Ratio of Net Expenses to Average Net Assets**(2)                 1.00%          1.00%         1.00%         1.00%         1.00%
Ratio of Net Investment Income to Average Net Assets**           8.27%          8.41%         7.76%         7.98%         5.74%
Portfolio Turnover Rate**                                         258%           554%          301%          299%          301%

For a share outstanding throughout                                          Janus Aspen Money Market Portfolio
each fiscal year ended December 31                             2000           1999          1998          1997          1996

-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $     1.00     $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .06            .05           .05           .05           .05
  Net gains/(losses) on securities (both
    realized and unrealized)                                        --             --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   .06            .05           .05           .05           .05
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         (.06)          (.05)         (.05)         (.05)         (.05)
  Distributions (from capital gains)                                --             --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (.06)          (.05)         (.05)         (.05)         (.05)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $     1.00     $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     6.29%          4.98%         5.36%         5.17%         5.05%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $   70,808     $   69,266    $   38,690    $   15,374    $    6,106
Average Net Assets for the Period (in thousands)            $   64,491     $   54,888    $   31,665    $    8,926    $    3,715
Ratio of Gross Expenses to Average Net Assets(2)                 0.36%          0.43%         0.34%         0.50%         0.50%
Ratio of Net Expenses to Average Net Assets(2)                   0.36%          0.43%         0.34%         0.50%         0.50%
Ratio of Net Investment Income to Average Net Assets             6.13%          4.94%         5.21%         5.17%         4.93%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 1996 (inception) to December 31, 1996.
(2)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

68  Janus Aspen Series / December 31, 2000

                                         Financial | Highlights - Service Shares

                                                                                       Janus Aspen
For a share outstanding throughout               Janus Aspen Growth Portfolio   Aggressive Growth Portfolio
each fiscal year ended December 31                            2000                         2000

-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $      33.52                 $      59.16
-----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   (.01)                          .12
  Net gains/(losses) on securities (both
    realized and unrealized)                                    (4.58)                      (16.98)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (4.59)                      (16.86)
-----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                            --                           --
  Distributions (from capital gains)                            (2.14)                        (.27)
  Distributions (in excess from capital gains)                   (.43)                       (4.31)
  Total return of capital                                           --                       (1.75)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                             (2.57)                       (6.33)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $      26.36                 $      35.97
-----------------------------------------------------------------------------------------------------------
Total Return                                                  (14.75)%                     (31.78)%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                  $    104,656                 $    126,135
Average Net Assets for the Period (in thousands)          $     29,782                 $     43,775
Ratio of Gross Expenses to Average Net Assets(1)                 0.92%                        0.92%
Ratio of Net Expenses to Average Net Assets(1)                   0.92%                        0.92%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets                                           (0.07)%                      (0.65)%
Portfolio Turnover Rate                                            47%                          82%

                                                          Janus Aspen                  Janus Aspen
For a share outstanding throughout               Capital Appreciation Portfolio     Balanced Portfolio
each fiscal year ended December 31                            2000                         2000

-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $      32.77                 $      27.82
-----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .27                          .17
  Net gains/(losses) on securities (both
    realized and unrealized)                                    (6.27)                        (.52)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (6.00)                        (.35)
-----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         (.22)                        (.22)
  Distributions (from capital gains)                                --                       (2.00)
  Distributions (in excess from capital gains)                   (.01)                        (.31)
  Total return of capital                                           --                        (.02)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                              (.23)                       (2.55)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $      26.54                 $      24.92
-----------------------------------------------------------------------------------------------------------
Total Return                                                  (18.37)%                      (1.37)%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                  $    527,960                 $     48,634
Average Net Assets for the Period (in thousands)          $    311,628                 $     13,810
Ratio of Gross Expenses to Average Net Assets(1)                 0.92%                        0.92%
Ratio of Net Expenses to Average Net Assets(1)                   0.92%                        0.91%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets                                             1.52%                        2.93%
Portfolio Turnover Rate                                            41%                          72%

(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                      Janus Aspen Series / December 31, 2000  69

                                                          Janus Aspen                  Janus Aspen
For a share outstanding throughout                  Equity Income Portfolio     Growth and Income Portfolio
each fiscal year ended December 31                            2000                         2000

-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $      27.15                 $      20.63
-----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .01                          .07
  Net gains/(losses) on securities (both
    realized and unrealized)                                    (1.93)                       (2.99)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (1.92)                       (2.92)
-----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         (.01)                        (.05)
  Distributions (from capital gains)                            (6.17)                           --
  Distributions (in excess from capital gains)                      --                        (.31)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                             (6.18)                        (.36)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $      19.05                 $      17.35
-----------------------------------------------------------------------------------------------------------
Total Return                                                   (8.24)%                     (14.31)%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                  $        306                 $     54,212
Average Net Assets for the Period (in thousands)          $         93                 $     12,868
Ratio of Gross Expenses to Average Net Assets(1)                 1.52%                        1.11%
Ratio of Net Expenses to Average Net Assets(1)                   1.52%                        1.10%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets                                             0.38%                        1.20%
Portfolio Turnover Rate                                            95%                          37%

                                                                                       Janus Aspen
                                                          Janus Aspen              International Growth
For a share outstanding throughout                 Strategic Value  Portfolio           Portfolio
each fiscal year ended December 31                           2000(2)                       2000

-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $      10.00                 $      38.29
-----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .01                          .46
  Net gains/(losses) on securities (both
    realized and unrealized)                                       .03                       (6.39)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   .04                       (5.93)
-----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                            --                        (.47)
  Distributions (from capital gains)                                --                           --
  Distributions (in excess from capital gains)                      --                        (.91)
  Total return of capital                                           --                        (.34)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                                 --                       (1.72)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $      10.04                 $      30.64
-----------------------------------------------------------------------------------------------------------
Total Return*                                                    0.40%                     (16.14)%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                  $      1,538                 $    497,212
Average Net Assets for the Period (in thousands)          $        431                 $    269,680
Ratio of Gross Expenses to Average Net Assets**(1)               1.52%                        0.96%
Ratio of Net Expenses to Average Net Assets**(1)                 1.52%                        0.96%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets**                                           0.66%                        1.85%
Portfolio Turnover Rate**                                          47%                          67%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.
(2)  Period May 1, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

70  Janus Aspen Series / December 31, 2000

                                                          Janus Aspen                  Janus Aspen
For a share outstanding throughout                 Worldwide Growth Portfolio Global Life Sciences Portfolio
each fiscal year ended December 31                            2000                       2000(2)

-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $      47.49                 $      10.00
-----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   (.07)                           --
  Net gains/(losses) on securities (both
    realized and unrealized)                                    (6.97)                        (.69)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (7.04)                        (.69)
-----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         (.02)                           --
  Distributions (from capital gains)                            (2.61)                           --
  Distributions (in excess from capital gains)                   (.91)                           --
  Total return of capital                                        (.14)                           --
-----------------------------------------------------------------------------------------------------------
Total Distributions                                             (3.68)                           --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $      36.77                 $       9.31
-----------------------------------------------------------------------------------------------------------
Total Return*                                                 (15.99)%                      (6.90)%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                  $     71,757                 $     48,005
Average Net Assets for the Period (in thousands)          $     22,158                 $     16,247
Ratio of Gross Expenses to Average Net Assets**(1)               0.95%                        1.20%
Ratio of Net Expenses to Average Net Assets**(1)                 0.94%                        1.20%
Ratio of Net Investment Income to
  Average Net Assets**                                           0.29%                      (0.03)%
Portfolio Turnover Rate**                                          66%                         137%

                                                          Janus Aspen                  Janus Aspen
For a share outstanding throughout                Global Technology Portfolio    Flexible Income Portfolio
each fiscal year ended December 31                           2000(2)                       2000

-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $      10.00                 $      11.41
-----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .05                          .53
  Net gains/(losses) on securities (both
    realized and unrealized)                                    (3.46)                          .14
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (3.41)                          .67
-----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         (.04)                        (.46)
  Distributions (from capital gains)                                --                           --
-----------------------------------------------------------------------------------------------------------
Total Distributions                                              (.04)                        (.46)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $       6.55                 $      11.62
-----------------------------------------------------------------------------------------------------------
Total Return*                                                 (34.11)%                        6.00%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                  $    374,544                 $        568
Average Net Assets for the Period (in thousands)          $    268,923                 $        187
Ratio of Gross Expenses to Average Net Assets**(1)               0.94%                        0.99%
Ratio of Net Expenses to Average Net Assets**(1)                 0.94%                        0.99%
Ratio of Net Investment Income to Average Net Assets**           1.14%                        6.54%
Portfolio Turnover Rate**                                          34%                         202%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.
(2)  Period January 18, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

                                      Janus Aspen Series / December 31, 2000  71

                                                        Janus Aspen
For a share outstanding throughout                  High-Yield Portfolio
each fiscal year ended December 31                          2000

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $  10.42
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                 .83
  Net gains/(losses) on securities (both
    realized and unrealized)                                 (.72)
--------------------------------------------------------------------------------
Total from Investment Operations                               .11
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                     (.68)
  Distributions (from capital gains)                            --
--------------------------------------------------------------------------------
Total Distributions                                          (.68)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $   9.85
--------------------------------------------------------------------------------
Total Return                                                 1.10%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                  $     10
Average Net Assets for the Period (in thousands)          $     10
Ratio of Gross Expenses to Average Net Assets(1)             1.25%
Ratio of Net Expenses to Average Net Assets(1)               1.25%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                      8.01%
Portfolio Turnover Rate                                       258%

                                                        Janus Aspen
For a share outstanding throughout                 Money Market Portfolio
each fiscal year ended December 31                          2000

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $   1.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                 .06
  Net gains/(losses) on securities (both
    realized and unrealized)                                    --
--------------------------------------------------------------------------------
Total from Investment Operations                               .06
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                     (.06)
  Distributions (from capital gains)                            --
--------------------------------------------------------------------------------
Total Distributions                                          (.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $   1.00
--------------------------------------------------------------------------------
Total Return*                                                6.03%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                  $     10
Average Net Assets for the Period (in thousands)          $     10
Ratio of Gross Expenses to Average Net Assets**(1)           0.61%
Ratio of Net Expenses to Average Net Assets**(1)             0.61%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets**                                       5.84%
Portfolio Turnover Rate**                                       --

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

72  Janus Aspen Series / December 31, 2000

                                             Notes to | Schedules of Investments

ADR  American Depository Receipt

EUR  Euro

GBP  British Pound

GDR  Global Depository Receipt

*    Non-income producing security

** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.

+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.

(DELTA) PAY PHONES - Premium  Accelerated Yield Participating Hybrid Option Note
     Exchangeable Securities.

(OMEGA) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

ss. Restricted/Illiquid Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.

SECURITY TRANSACTIONS
Restricted securities held by a Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security that each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                       Value as
                             Acquisition  Acquisition         Fair        % of
                                Date          Cost           Value    Net Assets
--------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio
Hanover Compressor Co.(1)      5/22/00    $ 26,887,500    $ 36,863,829    0.34%
--------------------------------------------------------------------------------

(1) The Portfolio has registration rights for certain restricted securities held at December 31, 2000. The issuer incurs all registration costs. Shelf registration took place on January 16, 2000.

# The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended December 31, 2000:

                         Purchases                     Sales                 Realized      Dividend  Market Value
                    Shares          Cost         Shares         Cost        Gain/(Loss)     Income    at 12/31/00
-----------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio
Inktomi Corp.      1,536,479    $186,707,100     980,580    $127,960,643  ($ 112,014,133)      --      $9,936,695
-----------------------------------------------------------------------------------------------------------------

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of December 31, 2000.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                      Janus Aspen Series / December 31, 2000  73

Notes to | Financial Statements

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers fourteen Portfolios or series of shares with differing investment objectives and policies. Eleven Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio and Janus Aspen Global Technology Portfolio. Two Portfolios invest primarily in income-producing securities: Janus Aspen Flexible Income Portfolio and Janus Aspen High-Yield Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Portfolio, Capital Appreciation Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio and Strategic Value Portfolio, which are nondiversified.

     Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Effective May 1, 1997, the Trust issued the Retirement Shares. Retirement Shares of the Trust were issued and redeemed only in connection with certain qualified retirement plans.

     Effective December 31, 1999, the Trust issued a new class of shares, the Service Shares. Service Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

     Janus Capital Corporation ("Janus Capital") redeemed its investment in the Retirement Shares of the High-Yield Portfolio on July 26, 2000, since it was the only shareholder.

     A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. Each of the reorganized Portfolios of Janus Aspen Series allocated a pro rata share (percentage of the Retirement Shares to the total Portfolio) of each security position to the corresponding Fund of the newly formed Janus Adviser Series except for securities that were subject to restrictions on resale or transfer, such as private placement securities. Each pro rata share was rounded to eliminate fractional shares and odd lots of securities. Janus Capital, the investment adviser of both Janus Aspen Series and Janus Adviser Series, has agreed to limit expenses of the Funds formed from this reorganization so that they will not increase before July 31, 2003. Specifically, Janus Capital will limit the expenses of each of the new Funds (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the expense ratio of the corresponding Janus Aspen Series Portfolio set forth in the May 1, 2000 Janus Aspen Series Prospectus. These limitations will stay in place until at least July 31, 2003. In addition, Janus Capital paid all the fees associated with the reorganization.

     The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the investment company industry.

     INVESTMENT VALUATION
     Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and

74 Janus Aspen Series / December 31, 2000 premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income and gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

     SECURITY LENDING
     The Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) for the purpose of earning additional income. All loans will be continuously secured by collateral that consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC and policies approved by the Trustees. As with other extension of credits, there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing.

     The borrower pays fees at the fund's direction to its lending agent. Additionally, the lending agent invests the cash collateral and retains a portion of the interest earned. The lending fees and the Portfolios portion of the interest income earned on cash collateral are included in interest income on the statement of operations. During the period ended December 31, 2000, the following Portfolios had security lending fees totaling:

     Portfolio                                                      Lending Fees
     ---------------------------------------------------------------------------
     Janus Aspen Growth Portfolio                                     $132,325
     Janus Aspen Capital Appreciation Portfolio                       $ 34,152
     Janus Aspen Balanced Portfolio                                   $ 67,805
     Janus Aspen Growth and Income Portfolio                          $  4,201
     Janus Aspen International Growth Portfolio                       $103,795
     Janus Aspen Worldwide Growth Portfolio                           $959,783
     ---------------------------------------------------------------------------

     FORWARD CURRENCY TRANSACTIONS
     AND FUTURES CONTRACTS
     The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss on foreign currency transactions. Forward currency contracts held by the Portfolios are fully collateralized by other securities, in possession at the Portfolio's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

     Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

     The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year end. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rates and changes in market prices of securities held.

     Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Portfolios may enter into futures contracts and options on securities, financial indexes and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

     In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the

                                      Janus Aspen Series / December 31, 2000  75
     effective date of SFAS No. 133. The effective date for the Portfolios will be January 1, 2001. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS 133, as amended, may affect the accounting treatment of the Funds' derivative instruments and related assets. The Funds have not at this time quantified the impact, if any, on the Financial Statements, resulting from the adoption of this new standard.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Portfolios have not adopted this pronouncement. The Portfolios expect that the impact of the adoption of this principle will not be material to the financial statements.

     INITIAL PUBLIC OFFERINGS
     The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolios may not experience similar performance as their assets grow.

     ADDITIONAL INVESTMENT RISK
     A portion of the Flexible Income and High-Yield Portfolios may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     DIVIDEND DISTRIBUTIONS AND EXPENSES
     Each Portfolio, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. The Money Market Portfolio makes daily distributions of its income. All dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

     Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

     FEDERAL INCOME TAXES
     No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

76  Janus Aspen Series / December 31, 2000

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     The management fee for each equity Portfolio decreased to an annual rate of .65% of average net assets, effective May 1, 2000. The management fee for the corresponding Janus retail fund corresponding to each equity Portfolio also decreased to this rate, effective January 31, 2000. Due to the fee reductions described below, this had the effect of lowering each equity Portfolio's management fee on January 31, 2000, also.

     Prior to May 1, 2000, investment advisory fees for eight of the Portfolios were payable to Janus Capital based upon annual rates of .75% of the first $300 million of average net assets, .70% of the next $200 million of average net assets, and .65% of the average net assets in excess of $500 million. However, Janus Capital had voluntarily agreed to reduce each Portfolio's advisory fee to the extent that such fee exceeded the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio,
     Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio and Janus Aspen Growth and Income Portfolio advisory fees were reduced to the effective rates of Janus Fund, Janus Enterprise Fund, Janus Twenty Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund, respectively. The effective rate for each Portfolio for the period ended December 31, 1999, was .65%, .66%, .65%, .65%, .65%, .66%, .69% and .65%, respectively. The
     Flexible Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The High-Yield Portfolio's advisory fee rate is payable at the rate of .75% of the first $300 million of average net assets plus .65% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets. For additional information on the specific fees for the Service Shares, please refer to note 4 of the financial statements.

     Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Flexible Income and High-Yield Portfolios and .50% of the average net assets of the Money Market Portfolio for a fiscal year. Janus Capital has also agreed to reduce its fee to the extent that normal operating expenses exceed 1.25% of the average net assets of the Equity Income, Global Life Sciences, Global Technology and Strategic Value Portfolios.

     Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The participant administration fee and distribution fee applicable to the Retirement Shares, as well as the distribution fee applicable to the Service Shares, are not included in these expense limits.

     Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

     Janus Distributors, Inc., a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Retirement and Service Shares have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolios in connection with the distribution of the Retirement and Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Retirement and Service Shares' average daily net assets.

     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended December 31, 2000, are noted below:

                                             DST Securities, Inc.   Portfolio Expense     DST Systems
Portfolio                                      Commissions Paid*        Reduction*           Costs
-----------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                              --                    --         $   20,654
Janus Aspen Aggressive Growth Portfolio                   --                    --             20,702
Janus Aspen Capital Appreciation Portfolio                --                    --             19,862
Janus Aspen Balanced Portfolio                            --                    --             19,853
Janus Aspen Equity Income Portfolio               $       37            $       28             13,355
Janus Aspen Growth and Income Portfolio                  305                   229             14,491
Janus Aspen Strategic Value Portfolio                     --                    --              4,615
Janus Aspen International Growth Portfolio             1,241                   931             18,665
Janus Aspen Worldwide Growth Portfolio                16,745                12,559              8,790
Janus Aspen Global Life Sciences Portfolio                --                    --             11,059
Janus Aspen Global Technology Portfolio                   --                    --             13,674
Janus Aspen Flexible Income Portfolio                     --                    --             15,695
Janus Aspen High-Yield Portfolio                          --                    --             13,861
Janus Aspen Money Market Portfolio                        --                    --             14,922
-----------------------------------------------------------------------------------------------------

* The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

                                      Janus Aspen Series / December 31, 2000  77

3.   FEDERAL INCOME TAX

     Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000, have been reclassified among the components of net assets as follows:

                                                     Undistributed         Undistributed
                                                    Net Investment          Net Realized           Paid-In
                                                        Income            Gains and Losses         Capital
--------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                         $   (341,327)          $    341,327                    --
Janus Aspen Aggressive Growth Portfolio                 19,862,735           151,416,960        $(171,279,695)
Janus Aspen Capital Appreciation Portfolio                      --                    16                  (16)
Janus Aspen Balanced Portfolio                        (15,723,308)            17,995,491           (2,272,183)
Janus Aspen Equity Income Portfolio                        (5,806)                 5,788                    18
Janus Aspen Growth and Income Portfolio                      (461)                 1,593               (1,132)
Janus Aspen Strategic Value Portfolio                          (1)                     1                    --
Janus Aspen International Growth Portfolio             (2,095,751)            17,043,299          (14,947,548)
Janus Aspen Worldwide Growth Portfolio                (22,987,124)            49,921,127          (26,934,003)
Janus Aspen Global Life Sciences Portfolio                       1                   (1)                    --
Janus Aspen Global Technology Portfolio                   (25,023)                25,023                    --
Janus Aspen Flexible Income Portfolio                    (718,389)               718,357                    32
Janus Aspen High-Yield Portfolio                             (269)                   269                    --
Janus Aspen Money Market Portfolio                              --                    --                    --
--------------------------------------------------------------------------------------------------------------

     The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. As of December 31, 2000, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2006 and December 31, 2008.

     In 2000, the Portfolios noted below incurred "Post-October" losses during the period from November 1 through December 31, 2000. These losses will be deferred for tax purposes and recognized in 2001.

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of December 31, 2000, are also noted below.

                                                                         Post-October
                                           Net Capital Loss       Capital            Currency          Federal Tax
Portfolio                                     Carryovers           Losses             Losses              Cost
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                            --     $ (54,709,276)                 --     $3,536,855,608
Janus Aspen Aggressive Growth
  Portfolio                                 $ (95,952,049)      (253,347,560)                 --      3,662,009,123
Janus Aspen Capital Appreciation
  Portfolio                                  (125,611,933)       (45,593,136)                 --      1,526,001,619
Janus Aspen Balanced Portfolio                          --       (20,357,883)     $    (448,612)      3,217,454,497
Janus Aspen Equity Income Portfolio                     --          (164,064)                 --         14,971,100
Janus Aspen Growth and Income
  Portfolio                                    (4,122,093)                 --               (27)        191,979,941
Janus Aspen Strategic Value Portfolio             (25,301)           (73,605)                (1)          5,967,043
Janus Aspen International Growth
  Portfolio                                             --       (65,979,949)            (8,002)      1,689,711,857
Janus Aspen Worldwide Growth
  Portfolio                                             --       (98,779,765)                 --      6,965,217,560
Janus Aspen Global Life Sciences
  Portfolio                                      (837,158)          (300,274)                 --         54,561,024
Janus Aspen Global Technology
  Portfolio                                   (41,019,868)        (9,634,508)            (1,612)        562,776,915
Janus Aspen Flexible Income
  Portfolio                                    (8,357,547)          (142,873)                 --        236,288,662
Janus Aspen High-Yield Portfolio                 (195,637)           (36,689)                 --          1,465,631
Janus Aspen Money Market Portfolio                 (3,629)                 --                 --         69,420,727
--------------------------------------------------------------------------------------------------------------------

                                              Unrealized         Unrealized     Net Appreciation/
                                             Appreciation      (Depreciation)     (Depreciation)
------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                $  680,601,374     $(576,255,870)     $  104,345,504
Janus Aspen Aggressive Growth
  Portfolio                                    725,956,732      (812,374,850)       (86,418,118)
Janus Aspen Capital Appreciation
  Portfolio                                    135,900,520      (139,225,744)        (3,325,224)
Janus Aspen Balanced Portfolio                 295,663,517      (162,406,961)        133,256,556
Janus Aspen Equity Income Portfolio              2,175,471        (1,157,776)          1,017,695
Janus Aspen Growth and Income
  Portfolio                                     16,879,590       (18,620,499)        (1,740,909)
Janus Aspen Strategic Value Portfolio              609,745          (605,926)              3,819
Janus Aspen International Growth
  Portfolio                                    214,998,876      (204,390,735)         10,608,141
Janus Aspen Worldwide Growth
  Portfolio                                  1,390,385,384      (573,037,605)        817,347,779
Janus Aspen Global Life Sciences
  Portfolio                                      6,019,045        (2,500,995)          3,518,050
Janus Aspen Global Technology
  Portfolio                                     12,598,865      (169,316,613)      (156,717,748)
Janus Aspen Flexible Income
  Portfolio                                      6,008,168        (4,077,435)          1,930,733
Janus Aspen High-Yield Portfolio                    11,802           (97,190)           (85,388)
Janus Aspen Money Market Portfolio                      --                 --                 --
------------------------------------------------------------------------------------------------

78  Janus Aspen Series / December 31, 2000

     Janus Aspen International Growth and Janus Aspen Worldwide Growth Portfolios have elected to pass through to shareholders foreign taxes under
     Section 853. Foreign taxes paid and foreign source income for the Portfolios are as follows:

                                                       Foreign        Foreign
     Fund                                            Taxes Paid    Source Income
     ---------------------------------------------------------------------------
     Janus Aspen International Growth Portfolio      $  639,333     $ 8,969,706
     Janus Aspen Worldwide Growth Portfolio           2,883,413      13,936,257
     ---------------------------------------------------------------------------

4.   EXPENSES

     The Portfolios' expenses may be reduced through expense-reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers.

     Janus Aspen Series Retirement Shares incurred a pro rata share of operating expenses. In addition, the Retirement Shares paid a distribution fee of up to .25% of average net assets and a participant administration fee of up to .25% of average net assets.

     Janus Aspen Series Service Shares incur a pro rata share of operating expenses. In addition, the Service Shares pay a distribution fee of up to .25% of average net assets.

5.   EXPENSE RATIOS

     Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees, offsets and/or voluntary reduction of the advisory fee to the effective rate of the corresponding Janus retail fund. Expense ratios are annualized for all periods less than one year.

                                                            Institutional Shares                   Service Shares
Portfolio                                     2000     1999        1998        1997        1996         2000
-------------------------------------------------------------------------------------------------   ------------
Janus Aspen Growth Portfolio                  0.67%    0.69%       0.75%      0.78%       0.83%        0.92%
Janus Aspen Aggressive Growth Portfolio       0.66%    0.70%       0.75%      0.78%       0.83%        0.92%
Janus Aspen Capital Appreciation Portfolio    0.67%    0.79%       0.97%      2.19%(4)     N/A         0.92%
Janus Aspen Balanced Portfolio                0.66%    0.69%       0.74%      0.83%       1.07%        0.92%
Janus Aspen Equity Income Portfolio           1.65%    1.38%       1.86%      5.75%(4)     N/A         2.03%
Janus Aspen Growth and Income Portfolio       0.78%    1.15%       3.06%(3)    N/A         N/A         1.11%
Janus Aspen Strategic Value Portfolio         3.45%(1)  N/A         N/A        N/A         N/A         3.72%(1)
Janus Aspen International Growth Portfolio    0.71%    0.84%       0.95%      1.08%       2.21%        0.96%
Janus Aspen Worldwide Growth Portfolio        0.69%    0.71%       0.74%      0.81%       0.91%        0.95%
Janus Aspen Global Life Sciences Portfolio    1.03%(2)  N/A         N/A        N/A         N/A         1.20%(2)
Janus Aspen Global Technology Portfolio       0.69%(2)  N/A         N/A        N/A         N/A         0.94%(2)
Janus Aspen Flexible Income Portfolio         0.76%    0.72%       0.73%      0.75%       0.84%        0.99%
Janus Aspen High-Yield Portfolio             10.38%    4.92%       2.11%      3.27%       6.29%(5)    10.65%
Janus Aspen Money Market Portfolio            0.36%    0.43%       0.34%      0.55%       0.78%        0.61%
----------------------------------------------------------------------------------------------------------------

(1)  Period May 1, 2000 (inception) to December 31, 2000.
(2)  Period January 18, 2000 (inception) to December 31, 2000.
(3)  Period May 1, 1998 (inception) to December 31, 1998.
(4)  Period May 1, 1997 (inception) to December 31, 1997.
(5)  Period May 1, 1996 (inception) to December 31, 1996.

                                      Janus Aspen Series / December 31, 2000  79

Explanations of | Charts, Tables and Financial Statements

1.   PERFORMANCE OVERVIEWS

     When comparing the performance of a Portfolio with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

     Average annual total returns are also quoted for each class of Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

     Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

     The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

     Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

     A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF OPERATIONS

     This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

     The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

     The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

     The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

80  Janus Aspen Series / December 31, 2000

4.   STATEMENT OF ASSETS AND LIABILITIES

     This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

     The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

     The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

5.   STATEMENT OF CHANGES IN NET ASSETS

     This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the
     "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because all of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

     The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

                                      Janus Aspen Series / December 31, 2000  81

6.   FINANCIAL HIGHLIGHTS

     This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

     Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

     The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

     The ratio of net investment income summarizes the income earned divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

     The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

82  Janus Aspen Series / December 31, 2000

                                             Report of | Independent Accountants

To the Trustees and Shareholders
of Janus Aspen Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Flexible Income Portfolio, Janus Aspen High-Yield Portfolio and Janus Aspen Money Market Portfolio (constituting the Janus Aspen Series, hereafter referred to as the "Portfolios") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

                                      Janus Aspen Series / December 31, 2000  83

Long-Term | Capital Gain Designation (unaudited)

     For federal income tax purposes, the Funds designated the following capital gain dividends for the year ended December 31, 2000.

     Aspen Growth Portfolio                                        $260,891,590
     ---------------------------------------------------------------------------
     Aspen Aggressive Growth Portfolio                              125,264,922
     ---------------------------------------------------------------------------
     Aspen Capital Appreciation Portfolio                               585,586
     ---------------------------------------------------------------------------
     Aspen Balanced Portfolio                                       193,989,413
     ---------------------------------------------------------------------------
     Aspen Equity Income Portfolio                                    3,134,309
     ---------------------------------------------------------------------------
     Aspen Growth and Income Portfolio                                    8,451
     ---------------------------------------------------------------------------
     Aspen Strategic Value Portfolio                                          0
     ---------------------------------------------------------------------------
     Aspen International Growth Portfolio                            37,190,158
     ---------------------------------------------------------------------------
     Aspen Worldwide Growth Portfolio                               632,382,497
     ---------------------------------------------------------------------------
     Aspen Global Life Sciences Portfolio                                     0
     ---------------------------------------------------------------------------
     Aspen Global Technology Portfolio                                        0
     ---------------------------------------------------------------------------
     Aspen Flexible Income Portfolio                                          0
     ---------------------------------------------------------------------------
     Aspen High-Yield Portfolio                                               0
     ---------------------------------------------------------------------------
     Aspen Money Market Portfolio                                             0
     ---------------------------------------------------------------------------

84  Janus Aspen Series / December 31, 2000

                                       Results of | Shareholder Vote (unaudited)

A Special Meeting of Shareholders of the Retirement Shares class (the "Retirement Shares") of each portfolio other than High-Yield Portfolio was held on July 20, 2000 to approve a reorganization that would transfer the assets relating to the Retirement Shares class of each Janus Aspen Series Portfolio to a corresponding Fund of the Janus Adviser Series. Janus Capital redeemed its investment in the Retirement Shares of the High-Yield Portfolio on July 26, 2000 since it was the only shareholder. There were no Retirement Shares for Global Life Sciences, Global Technology and Strategic Value Portfolios.

The results of the Special Meeting of Shareholders of the Retirement Shares class are noted below:

                                          Record                      Number of
                                       Total Shares                    Shares
Retirement Shares                                       Affirmative    Against     Abstain
--------------------------------------------------------------------------------------------
Janus Aspen Series Growth
  Portfolio                            3,844,138.777   2,152,506.092  20,480.501   5,775.811
Janus Aspen Series Aggressive
  Growth Portfolio                     2,556,474.750   1,722,462.919   5,720.301   5,048.067
Janus Aspen Series Capital
  Appreciation Portfolio               1,908,961.378   1,118,787.308          --   6,849.828
Janus Aspen Series Balanced
  Portfolio                            3,665,692.430   1,970,553.966   2,896.120  25,521.419
Janus Aspen Series Equity
  Income Portfolio                        49,441.500      24,681.682      67.000     699.000
Janus Aspen Series Growth and
  Income Portfolio                       556,636.686     264,754.512  64,778.000          --
Janus Aspen Series International
  Growth Portfolio                       810,972.797     412,659.724   1,395.231     549.740
Janus Aspen Series Worldwide
  Growth Portfolio                     6,669,660.791   4,029,247.743  25,044.224  38,063.102
Janus Aspen Series Flexible
  Income Portfolio                        64,623.028      38,164.993          --      49.184
Janus Aspen Series Money
  Market Portfolio                     4,393,352.228   2,235,491.121          --          --
--------------------------------------------------------------------------------------------

                                                     Percentage of                          Percentage of
                                                  Outstanding Shares                        Shares Voted
Retirement Shares                      Affirmative     Against      Abstain    Affirmative     Against      Abstain
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Growth
  Portfolio                                55.994%        0.533%       0.151%      98.795%        0.940%     0.265%
Janus Aspen Series Aggressive
  Growth Portfolio                         67.376%        0.224%       0.198%      99.379%        0.330%     0.291%
Janus Aspen Series Capital
  Appreciation Portfolio                   58.607%           --        0.359%      99.391%           --      0.609%
Janus Aspen Series Balanced
  Portfolio                                53.757%        0.079%       0.696%      98.578%        0.145%     1.277%
Janus Aspen Series Equity
  Income Portfolio                         49.921%        0.135%       1.414%      96.990%        0.263%     2.747%
Janus Aspen Series Growth and
  Income Portfolio                         47.563%       11.638%          --       80.342%       19.658%        --
Janus Aspen Series International
  Growth Portfolio                         50.885%        0.172%       0.067%      99.531%        0.336%     0.133%
Janus Aspen Series Worldwide
  Growth Portfolio                         60.412%        0.375%       0.571%      98.458%        0.612%     0.930%
Janus Aspen Series Flexible
  Income Portfolio                         59.058%           --        0.076%      99.871%           --      0.129%
Janus Aspen Series Money
  Market Portfolio                         50.883%           --           --      100.000%           --         --
-------------------------------------------------------------------------------------------------------------------

                                      Janus Aspen Series / December 31, 2000  85

                       [LOGO] JANUS
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                              Denver, Colorado 80206-4923
                              1-800-504-4440

        Portfolios distributed by Janus Distributors, Inc. Member NASD.

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more information including expenses. Read it carefully before you invest or send
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